UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 6740

CitiFunds Institutional Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31, Date of reporting period: August 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

               The Annual Report to Stockholders is filed herewith.

 SM

Citi
Institutional Liquid Reserves

ANNUAL REPORT

AUGUST 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM
Institutional Liquid Reserves

Annual Report • August 31, 2006

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i slipped to 1.7% during the fourth quarter of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to the final estimate released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

          The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

          Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the 12 months ended August 31, 2006, two-year Treasury yields increased from 3.84% to 4.79%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.74%. Given the increase in short-term rates, the yields available from money market instruments rose over the 12-month reporting period.

CitiSM Institutional Liquid Reserves	I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

II	CitiSM Institutional Liquid Reserves

Fund Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Interest rates moved broadly higher across the yield curvei during the reporting period, driven by continued Federal Reserve Board (“Fed”)ii rate hikes, a stronger-than-expected economy and a mild increase in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat.

          The economy bounced back strongly from its weak showing in the fourth quarter of 2005, with the Commerce Department reporting gross domestic product (“GDP”)iii growth of over 5% in the first quarter. GDP then slowed back down to an estimated 2.6% in the second quarter. Inflation concerns were fueled by rising gold, industrial commodity and energy prices, as well as a decline in the dollar against most major currencies. The housing market exhibited signs of a spreading slowdown which, in turn, gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to end its tightening cycle. The labor market exhibited modest job growth, with the U.S. Department of Labor reporting that unemployment declined from 5.1% to 4.7%.

          The Fed raised the federal funds rateiv, a barometer of short-term interest rates, by 0.25% at its first seven meetings during the reporting period, bringing the federal funds rate to 5.25%. However, during its August meeting, the Fed paused from further tightening, as it adopted a wait-and-see attitude to judge the extent to which the housing slowdown would impact the rest of the economy.

CitiSM Institutional Liquid Reserves 2006 Annual Report	1

Performance Review

As of August 31, 2006, the seven-day current yield for Class A shares of CitiSM Institutional Liquid Reserves was 5.26% and its seven-day effective yield, which reflects compounding, was 5.40%.1

          Both yields reflect a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 5.08% and the seven-day effective yield would have been 5.22%.

          The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio.

CitiSM Institutional Liquid Reserves Yields as of August 31, 2006 (unaudited)

	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Class A Shares	5.26%	5.40%

SVB Liquid Reserves Shares	4.81%	4.93%

SVB Institutional Liquid Reserves Shares	5.16%	5.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at http://investorservices.leggmason.com/pub/pageserv/institutional.

Current fee waivers are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 5.08% and the seven-day effective yield would have been 5.22%. Absent these waivers, the seven-day current yield for SVB Liquid Reserves shares would have been 4.73% and the seven-day effective yield would have been 4.85%. Absent these waivers, the seven-day current yield for SVB Institutional Liquid Reserves shares would have been 5.08% and the seven-day effective yield would have been 5.21%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. The Fed continued to steadily raise the federal funds rate over much of the fiscal year. We gradually lengthened the Fund’s average maturity through the majority of the period as attractive extension opportunities arose.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2	CitiSM Institutional Liquid Reserves 2006 Annual Report

What were the leading detractors from performance?

A. During the reporting period, the Fund maintained a high quality, diversified portfolio, supported by thorough credit analysis. We did not invest in any securities that we believed would be detrimental to the portfolio’s performance.

Q.	Were there any significant changes to the Fund during the reporting period?

A. Throughout the first half of the reporting period, we employed a more laddered maturity approach—investing in securities with various maturities. As market expectations began to change and investors thought the Fed might be nearing the end of its tightening cycle, we moved gradually to a more barbelled strategy—investing in relatively shorter and longer-term securities, while also increasing the Fund’s holdings in floating rate securities.

          Thank you for your investment in CitiSM Institutional Liquid Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Institutional Liquid Reserves 2006 Annual Report	3

Portfolio at a Glance (unaudited)

Liquid Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

0.0%

10.0%

20.0%

30.0%

40.0%

50.0%

August 31, 2006

Certificates of Deposit

Asset-Backed Security

Master Note

Time Deposits

Promissory Note

Liquidity Notes

U.S. Government & Agency
Obligations

Medium-Term Notes

Certificates of Deposit
(Yankee)

Commercial Paper

   48.3%

   13.5%

   12.3%

   8.6%

   6.6%

   3.4%

   3.2%

   1

..7%

   1.6%

   0.8%

4	CitiSM Institutional Liquid Reserves 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2006 and held for the six months ended August 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class A	2.45%	$1,000.00	$1,024.50	0.11%	$0.56

SVB Liquid Reserves Shares	2.22	1,000.00	1,022.20	0.56	2.85

SVB Institutional Liquid Reserves
Shares	2.40	1,000.00	1,024.00	0.21	1.07

(1)	For the six months ended August 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Institutional Liquid Reserves 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,024.65	0.11%	$0.56

SVB Liquid Reserves Shares	5.00	1,000.00	1,022.38	0.56	2.85

SVB Institutional Liquid Reserves
Shares	5.00	1,000.00	1,024.15	0.21	1.07

(1)	For the six months ended August 31, 2006.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	CitiSM Institutional Liquid Reserves 2006 Annual Report

Fund Performance (unaudited)

Total Returns

All Periods Ended August 31, 2006	One Year	Five Years*	Ten Years*	Since Inception*

Class A	4.49%	2.31%	3.95%	N/A

SVB Liquid Reserves Shares	4.02	1.89	N/A	2.64#

SVB Institutional Liquid Reserves Shares	4.39	2.25	N/A	2.34##

iMoneyNet, Inc. 1st Tier Institutional Taxable
Money Market Funds Average	4.29	2.03	3.74	—

* Average Annual Total Return	# Commencement of Operations 4/24/00

	## Commencement of Operations 6/05/01

7-Day Yields(1)	Class A	SVB Liquid Reserves	SVB Institutional Liquid Reserves

Annualized Current	5.26%	4.81%	5.16%

Effective	5.40	4.93	5.29

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual Fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions, including returns of capital, if any. Returns and yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

CitiSM Institutional Liquid Reserves 2006 Annual Report	7

Historical Performance (unaudited)

Comparison of 7-Day Yields for CitiSM Institutional Liquid Reserves Class A vs. iMoneyNet, Inc. 1st Tier Institutional Taxable Money Market Funds Average

5.00%

5.26%

0.0%

1.5%

4.5%

6.0%

8/06

7/06

6/06

5/06

4/06

3/06

2/06

1/06

12/05

11/05

10/05

9/05

CitiSM Institutional Liquid Reserves Class A

iMoneyNet, Inc. 1st Tier Institutional
Taxable Money Market Funds Average

3.0%

As illustrated, CitiSM Institutional Liquid Reserves Class A generally provided an annualized seven-day yield that was greater than the iMoneyNet, Inc. 1st Tier Institutional Taxable Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one-year period.

8	CitiSM Institutional Liquid Reserves 2006 Annual Report

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investment in Liquid Reserves Portfolio, at value	$13,961,259,310
Receivable from investment manager	491,993
Prepaid expenses	65,795

Total Assets	13,961,817,098

LIABILITIES:
Payable for Fund shares repurchased	53,141,226
Distributions payable	6,899,009
Trustees’ fees payable	368,598
Distribution fees payable	356,436
Accrued expenses	152,016

Total Liabilities	60,917,285

Total Net Assets	$13,900,899,813

NET ASSETS:
Par value (Note 3)	$139,048
Paid-in capital in excess of par value	13,904,710,918
Undistributed net investment income	32,668
Accumulated net realized loss on investments	(3,982,821)

Total Net Assets	$13,900,899,813

Shares Outstanding:
Class A	10,264,199,051

SVB Liquid Reserves	161,843,765

SVB Institutional Liquid Reserves	3,478,807,150

Net Asset Value:
Class A	$1.00

SVB Liquid Reserves	$1.00

SVB Institutional Liquid Reserves	$1.00

See Notes to Financial Statements.

CitiSM Institutional Liquid Reserves 2006 Annual Report	9

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Income from Liquid Reserves Portfolio	$839,198,522
Allocated net expenses from Liquid Reserves Portfolio	(17,707,413)

Total Investment Income	821,491,109

EXPENSES:
Distribution fees (Notes 2 and 4)	19,730,471
Investment management fee (Note 2)	14,296,376
Insurance	519,406
Transfer agent fees (Notes 2 and 4)	306,623
Trustees’ fees	204,843
Legal fees	162,796
Registration fees	65,460
Shareholder reports (Note 4)	62,329
Audit and tax	26,992
Custody fees	5,364
Miscellaneous expenses	90,752

Total Expenses	35,471,412
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(24,093,536)

Net Expenses	11,377,876

Net Investment Income	810,113,233

Net Realized Loss on Investments From Liquid Reserves Portfolio	(3,982,821)

Increase in Net Assets From Operations	$806,130,412

See Notes to Financial Statements.

10	CitiSM Institutional Liquid Reserves 2006 Annual Report

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$810,113,233	$643,970,252
Net realized gain (loss)	(3,982,821)	47,052

Increase in Net Assets From Operations	806,130,412	644,017,304

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1, 5 AND 6):
Net investment income	(810,080,565)	(643,970,252)
Net realized gains	—	(47,052)

Decrease in Net Assets From Distributions to Shareholders	(810,080,565)	(644,017,304)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	157,383,480,645	239,235,056,027
Reinvestment of distributions	657,712,947	504,872,665
Cost of shares repurchased	(170,133,810,292)	(234,288,245,006)

Increase (Decrease) in Net Assets From Fund Share Transactions	(12,092,616,700)	5,451,683,686

Increase (Decrease) in Net Assets	(12,096,566,853)	5,451,683,686
NET ASSETS:
Beginning of year	25,997,466,666	20,545,782,980

End of year*	$13,900,899,813	$25,997,466,666

* Includes undistributed net investment income of:	$32,668	—

See Notes to Financial Statements.

CitiSM Institutional Liquid Reserves 2006 Annual Report	11

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended August 31,

Class A Shares	2006		2005		2004		2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income From Operations:
Net investment income	0.044		0.025		0.010		0.013	0.022
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—

Total Income from Operations	0.044		0.025		0.010		0.013	0.022

Less Distributions From:
Net investment income	(0.044)		(0.025)		(0.010)		(0.013)	(0.022)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—

Total Distributions	(0.044)		(0.025)		(0.010)		(0.013)	(0.022)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(2)	4.49%		2.50%		1.03%		1.31%	2.26%

Net Assets, End of Year (millions)	$10,261		$22,459		$17,849		$22,656	$27,835

Ratios to Average Net Assets:
Gross expenses(3)	0.31%		0.38%		0.38%		0.38%	0.43%
Net expenses(3)(4)(5)	0.13		0.15		0.16		0.18	0.20
Net investment income	4.25		2.53		1.03		1.32	2.18

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class A shares did not exceed 0.20%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	CitiSM Institutional Liquid Reserves 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

SVB Liquid Reserves Shares	2006		2005		2004		2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income From Operations:
Net investment income	0.039		0.020		0.006		0.009	0.018
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—

Total Income From Operations	0.039		0.020		0.006		0.009	0.018

Less Distributions From:
Net investment income	(0.039)		(0.020)		(0.006)		(0.009)	(0.018)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—

Total Distributions	(0.039)		(0.020)		(0.006)		(0.009)	(0.018)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return (2)	4.02%		2.06%		0.63%		0.91%	1.86%

Net Assets, End of Year (millions)	$162		$208		$213		$286	$491

Ratios to Average Net Assets:
Gross expenses(3)	0.65%		0.73%		0.73%		0.73%	0.75%
Net expenses(3)(4)(5)	0.57		0.58		0.56		0.58	0.60
Net investment income	3.91		2.02		0.62		0.94	1.97

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of SVB Liquid Reserves shares did not exceed 0.60%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

CitiSM Institutional Liquid Reserves 2006 Annual Report	13

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

SVB Institutional Liquid Reserves Shares	2006		2005		2004		2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Income From Operations:
Net investment income	0.043		0.024		0.010		0.013	0.022
Net realized gain (loss)	(0.000	)(1)	0.000	(1)	0.000	(1)	—	—

Total Income From Operations	0.043		0.024		0.010		0.013	0.022

Less Distributions From:
Net investment income	(0.043)		(0.024)		(0.010)		(0.013)	(0.022)
Net realized gain	—		(0.000	)(1)	(0.000	)(1)	—	—

Total Distributions	(0.043)		(0.024)		(0.010)		(0.013)	(0.022)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return(2)	4.39%		2.43%		1.00%		1.27%	2.22%

Net Assets, End of Year (millions)	$3,478		$3,331		$2,485		$2,180	$2,799

Ratios to Average Net Assets:
Gross expenses(3)	0.30%		0.38%		0.38%		0.38%	0.40%
Net expenses(3)(4)(5)	0.22		0.22		0.20		0.22	0.24
Net investment income	4.31		2.45		0.99		1.28	2.11

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of SVB Institutional Liquid Reserves shares did not exceed 0.24%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	CitiSM Institutional Liquid Reserves 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Citi Institutional Liquid Reserves (the “Fund”) is a separate diversified series of CitiFunds Institutional Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Liquid Reserves Portfolio (the “Portfolio”), a management investment company that has the same investment objective as the Fund.

          The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. The Fund records its investment in the Portfolio at value. The value of such investment reflects the Fund’s proportionate interest (43.3% at August 31, 2006) in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and net realized gain (loss) of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Class Accounting. Investment income, common expenses and realized gain on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

          (f) Distributions to Shareholders. Distributions from net investment income and net realized gain on the shares of the Fund are declared as of 4:00 p.m. Eastern Standard Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable

CitiSM Institutional Liquid Reserves 2006 Annual Report	15

Notes to Financial Statements (continued)

to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          (h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and CFM, which became effective on December 1, 2005.

          Prior to October 1, 2005, the Fund paid CFM an investment management fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets. CFM also served as the manager for the Portfolio, and received management fees, before any waivers, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 1, 2005, the Fund and the Portfolio paid CFM an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s and Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund	Total

First $1 billion	0.100%	0.150%	0.250%
Next $1 billion	0.100	0.125	0.225
Next $3 billion	0.100	0.100	0.200
Next $5 billion	0.100	0.075	0.175
Over $10 billion	0.100	0.050	0.150

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s and Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s and the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its service LMPFA will pay Western Asset 70% of the net management fee that it receives from the Fund.

16	CitiSM Institutional Liquid Reserves 2006 Annual Report

Notes to Financial Statements (continued)

          During the year ended August 31, 2006, the Fund’s Class A, SVB Liquid Reserves and SVB Institutional Liquid Reserves shares had expense limitations in place of 0.20%, 0.60% and 0.24%, respectively, of the Fund’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA voluntarily waived a portion of their fees in the amount of $8,498,766. In addition, during the year ended August 31, 2006, the Fund was reimbursed for expenses in the amount of $491,993.

          The Fund’s Board approved PFPC Inc. (“PFPC”) and Boston Financial Data Services, Inc. (“BFDS”) to serve as co-transfer agents for the Fund, effective January 1, 2006. The principal business offices of PFPC is located at 4400 Computer Drive,Westborough, MA 01581 and BFDS is located at 2 Heritage Drive, North Quincy, MA 02171. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and State Street Bank and Trust Co. acted as the Fund’s sub-transfer agents. For the period ended August 31, 2006, the Fund paid transfer agent fees of $24,200 to CTB.

          The Fund’s Board appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Fund from Legg Mason or its affiliates.

          Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June, 2006, the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement (see Note 10) commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Fund’s allocable share of benefits under this amendment are $343,598.

          Under the previous Retirement Plan ( the “Plan”), all Trustees, who were not “interested persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Trust or any of the investment companies associ-

CitiSM Institutional Liquid Reserves 2006 Annual Report	17

Notes to Financial Statements (continued)

ated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition three other Trustees received full payments under the Plan.

3.	Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest with par value $0.00001 per share. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2006	Year Ended August 31, 2005

Class A
Shares sold	153,928,042,239	232,545,122,610
Shares issued on reinvestment	475,660,310	432,764,683
Shares repurchased	(166,598,270,853)	(228,367,646,359)

Net Increase (Decrease)	(12,194,568,304)	4,610,240,934

SVB Liquid Reserves
Shares sold	326,838,431	524,215,485
Shares issued on reinvestment	7,748,507	4,348,721
Shares repurchased	(380,550,093)	(533,367,566)

Net Decrease	(45,963,155)	(4,803,360)

SVB Institutional Liquid Reserves
Shares sold	3,128,599,975	6,165,717,932
Shares issued on reinvestment	174,304,130	67,759,261
Shares repurchased	(3,154,989,346)	(5,387,231,081)

Net Increase	147,914,759	846,246,112

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amounts shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A and SVB Institutional Liquid Reserves shares calculated at the annual rate of 0.10% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its SVB Liquid Reserves shares calculated at the annual rate of 0.45% of the average daily net assets. Distribution fees are accrued daily and paid monthly.

18	CitiSM Institutional Liquid Reserves 2006 Annual Report

Notes to Financial Statements (continued)

          For the year ended August 31, 2006, class specific expenses were as follows:

	Distribution Fees*	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$14,796,588	$253,304	$48,423
SVB Liquid Reserves	891,432	10,936	4,474
SVB Institutional Liquid Reserves	4,042,451	42,383	9,432

Total	$19,730,471	$306,623	$62,329

*

Amounts shown are exclusive of waivers. The service fees waived for the year ended August 31, 2006 amounted to $14,796,588, $3,955 and $302,234 for Class A, SVB Liquid Reserves and SVB Institutional Liquid Reserves, respectively. Such waivers are voluntary and may be reduced or terminated at any time.

5.	Distributions to Shareholders by Class

	Year Ended August 31, 2006	Year Ended August 31, 2005

Net Investment Income
Class A	$628,024,912	$570,576,132
SVB Liquid Reserves	7,748,507	4,423,094
SVB Institutional Liquid Reserves	174,307,146	68,971,026

Total	$810,080,565	$643,970,252

Net Realized Gain
Class A	—	$41,688
SVB Liquid Reserves	—	372
SVB Institutional Liquid Reserves	—	4,992

Total	—	$47,052

6.	Income Tax Information and Distributions to Shareholders

          Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	SVB Liquid Reserves Shares	SVB Institutional Liquid Reserves Shares

Daily
9/29/2006	$0.004462	$0.004080	$0.004377

          The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2006	2005

Ordinary Income	$810,080,565	$644,017,304

          As of August 31, 2006, there were no significant differences between the book and tax components of net assets.

CitiSM Institutional Liquid Reserves 2006 Annual Report	19

Notes to Financial Statements (continued)

          As of August 31, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

8/31/2014	$(113,713)

This amount will be available to offset any future taxable capital gains.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

20	CitiSM Institutional Liquid Reserves 2006 Annual Report

Notes to Financial Statements (continued)

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

          On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and it affiliates to continue to render services to the Funds under their respective contracts.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of cer-

CitiSM Institutional Liquid Reserves 2006 Annual Report	21

Notes to Financial Statements (continued)

tain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Funds.

10.	Additional Shareholder Information

The Fund’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

          Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

11.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal

22	CitiSM Institutional Liquid Reserves 2006 Annual Report

Notes to Financial Statements (continued)

years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

CitiSM Institutional Liquid Reserves 2006 Annual Report	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
CitiFunds Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Citi Institutional Liquid Reserves, a series of CitiFunds Institutional Trust as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended August 31, 2004 were audited by other independent registered public accountants whose report thereon, dated October 22, 2004, expressed an unqualified opinion on those financial highlights.

          We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Institutional Liquid Reserves, as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

24	CitiSM Institutional Liquid Reserves 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed

CitiSM Institutional Liquid Reserves	25

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board,

26	CitiSM Institutional Liquid Reserves

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

CitiSM Institutional Liquid Reserves	27

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Citi Institutional Liquid Reserves (the “Fund”) are managed under the direction of the Board of Trustees of CitiFunds Institutional Trust (the “Trust”). Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motorcity USA (Motorsport Racing) (2004 to 2005)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Tempe-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); formerly Director, Valero Energy (petroleum refining) (since 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002-2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	37	None

28	CitiSM Institutional Liquid Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment managenment) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

CitiSM Institutional Liquid Reserves	29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Investment Consultant Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996).	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	37	None

30	CitiSM Institutional Liquid Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board, Trustee, or Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc., (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	167	Trustee, Consulting Group Capital Markets Fund

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002- 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason

Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

CitiSM Institutional Liquid Reserves	31

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Officers:
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

32	CitiSM Institutional Liquid Reserves

Important Tax Information (unaudited)

The following information is applicable to non-U.S. resident shareholders:

75% of the ordinary income distributions paid monthly by the fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

          Please retain this information for your records.

CitiSM Institutional Liquid Reserves	33

Schedule of Investments (August 31, 2006)
LIQUID RESERVES PORTFOLIO

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.5%
Asset-Backed Security — 1.6%
$500,000,000	Restructured Asset Certificates with Enhanced Returns (RACERS) Trust, Series 2004-6-MM, 5.346% due 9/22/06 (a)(b)	$500,000,000

Certificates of Deposit — 0.8%
	Wells Fargo Bank NA:
154,500,000	4.800% due 1/17/07	154,001,919
116,000,000	4.860% due 1/31/07	116,000,000

	Total Certificates of Deposit	270,001,919

Certificates of Deposit (Yankee) — 13.4%
	Barclays Bank PLC NY:
214,000,000	5.460% due 10/11/06	214,000,000
319,000,000	5.430% due 2/5/07	319,000,000
	BNP Paribas NY Branch:
244,000,000	4.975% due 9/20/06	244,000,000
257,000,000	5.000% due 9/27/06	257,000,000
80,000,000	4.700% due 9/29/06	80,000,000
	Calyon NY:
100,000,000	5.000% due 9/27/06	100,000,000
200,000,000	4.750% due 10/26/06	200,000,000
250,000,000	4.640% due 11/1/06	250,000,000
250,000,000	Canadian Imperial Bank, 5.340% due 9/1/06 (b)	250,000,000
248,500,000	Credit Suisse First Boston NY, 4.355% due 9/28/06	248,500,000
	Credit Suisse New York:
306,900,000	4.700% due 11/3/06	306,900,000
250,000,000	5.384% due 11/13/06 (b)	250,000,000
100,000,000	5.080% due 2/22/07	100,000,000
200,000,000	Depfa Bank PLC NY, 4.740% due 11/20/06	200,000,000
	Deutsche Bank NY:
85,000,000	4.970% due 9/18/06	85,000,000
115,000,000	4.360% due 9/29/06	115,000,000
175,000,000	4.730% due 11/6/06	175,000,000
75,000,000	Dexia Credit Local NY, 4.525% due 11/17/06	74,967,513
150,000,000	HBOS Treasury Services NY, 5.410% due 2/20/07	150,000,000
200,000,000	Nordea Bank Finland NY, 5.260% due 12/7/06	200,000,000
100,000,000	Royal Bank of Scotland NY, 4.640% due 11/1/06	100,000,000
95,000,000	Societe Generale NY, 4.540% due 11/17/06	94,961,748
197,000,000	Svenska Handelsbanken NY, 4.645% due 11/1/06	197,001,594
120,000,000	Toronto Dominion Bank NY, 5.170% due 10/18/06	120,000,848

	Total Certificates of Deposit (Yankee)	4,331,331,703

Commercial Paper — 48.0%
100,000,000	Aegis Finance LLC Economic, 5.483% due 10/10/06 (c)	99,413,917
	Amstel Funding Corp.:
110,000,000	5.209% due 10/27/06 (a)(c)	109,130,756
150,000,000	5.446% due 10/30/06 (a)(c)	148,679,875
234,445,000	5.220% due 11/3/06 (a)(c)	232,356,681

See Notes to Financial Statements.

34	Liquid Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face
Amount	Security	Value

Commercial Paper — 48.0% (continued)
$149,349,000	5.221% due 11/10/06 (a)(c)	$147,870,860
298,255,000	5.283% due 11/28/06 (a)(c)	294,500,301
260,000,000	5.550% due 1/22/07 (a)(c)	254,423,000
120,346,000	Atlantis One Funding Corp., 5.171% due 10/16/06 (c)	119,587,820
101,035,000	Atomium Funding Corp., 5.371% due 11/14/06 (c)	99,934,280
	Bank of America Corp.:
250,000,000	5.455% due 10/6/06 (c)	248,692,118
249,000,000	5.525% due 12/18/06 (c)	244,978,152
175,000,000	5.550% due 12/29/06 (c)	171,877,060
	Bank of America NA Charlotte, NC:
300,000,000	5.220% due 11/15/06	300,000,000
150,000,000	5.550% due 12/22/06	150,000,000
250,000,000	Bear Stearns Co., 5.393% due 9/1/06 (b)	250,000,000
	Berkeley Square Finance LLC:
471,023,000	5.351% due 9/1/06 (c)	471,023,000
250,000,000	5.356% due 9/5/06 (b)	249,973,757
100,000,000	Carrera Capital Finance Ltd., 5.314% due 9/25/06 (b)	100,000,000
	Chesham Finance LLC:
300,000,000	5.300% due 9/1/06 (b)	299,980,671
150,000,000	5.305% due 9/1/06 (b)	149,954,756
245,000,000	5.182% due 10/16/06 (c)	243,453,438
200,000,000	5.162% due 10/19/06 (c)	198,658,667
450,000,000	5.399%-5.420% due 2/28/07 (c)	438,154,999
	Cheyne Finance LLC:
100,000,000	5.330% due 9/1/06 (a)(b)	99,988,616
100,000,000	5.300% due 9/15/06 (b)	99,996,238
100,000,000	5.598% due 1/10/07 (c)	98,020,444
	Cobbler Funding LLC:
46,529,000	5.496% due 9/28/06 (c)	46,339,860
46,534,000	5.537% due 9/28/06 (c)	46,343,443
	Concord Minuteman Capital Co.:
153,215,000	5.017% due 9/18/06 (c)	152,861,201
104,934,000	5.295% due 9/18/06 (c)	104,672,860
182,367,000	5.552% due 1/12/07 (c)	178,728,778
66,839,000	5.529% due 1/17/07 (c)	65,460,557
100,000,000	5.544% due 1/22/07 (c)	97,858,972
	Cullinan Finance Corp.:
150,000,000	5.284% due 9/25/06 (b)	149,958,379
126,511,000	5.268% due 11/22/06 (a)(c)	125,029,837
102,892,000	5.518% due 1/23/07 (a)(c)	100,683,937
	Curzon Funding LLC:
200,000,000	5.267% due 12/5/06 (c)	197,292,500
120,000,000	5.399% due 2/28/07 (c)	116,846,400
154,850,000	Davis Square Funding III Corp., 5.493% due 10/6/06 (c)	154,034,026
	Ebury Finance LLC:
226,000,000	5.182% due 10/17/06 (c)	224,541,672
348,700,000	5.183% due 10/20/06 (c)	346,303,172

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Annual Report	35

Schedule of Investments (August 31, 2006) (continued)

Face
Amount	Security	Value

Commercial Paper — 48.0% (continued)
$150,000,000	5.215% due 10/27/06 (c)	$148,814,667
250,000,000	5.249% due 11/13/06 (c)	247,409,514
250,000,000	5.236% due 11/16/06 (c)	247,308,333
122,000,000	5.448% due 2/16/07 (c)	118,982,533
	General Electric Capital Corp.:
200,000,000	5.212% due 11/1/06 (c)	198,278,444
200,000,000	5.402% due 2/5/07 (c)	195,412,111
	Grampian Funding LLC:
100,000,000	5.207% due 10/17/06 (a)(c)	99,349,611
250,000,000	5.165% due 10/25/06 (a)(c)	248,111,875
250,000,000	5.497% due 12/13/06 (a)(c)	246,173,264
221,000,000	5.510% due 1/17/07 (a)(c)	216,454,950
	Halkin Finance LLC:
115,410,000	5.311% due 9/1/06 (c)	115,410,000
300,000,000	5.320% due 9/11/06 (b)	299,946,580
200,000,000	5.509% due 1/26/07 (c)	195,622,666
250,000,000	Ixis Commercial Paper Corp., 5.545% due 1/9/07 (c)	245,125,000
89,429,000	Kaiserplatz Delaware, 5.291% due 9/13/06 (c)	89,271,903
130,000,000	Lexington Parker Capital Corp., 5.394% due 2/16/07 (c)	126,808,933
	Mica Funding LLC:
250,000,000	5.373% due 9/5/06	249,851,389
75,000,000	5.292% due 9/15/06 (c)	74,846,292
750,000,000	Morgan Stanley Dean Witter Co., 5.300% due 9/1/06 (b)	750,000,000
	Morrigan TRR Funding LLC:
642,902,000	5.371% due 9/1/06 (c)	642,902,000
103,000,000	5.350% due 9/5/06 (c)	102,939,001
100,000,000	5.320% due 9/11/06 (b)	99,995,625
100,000,000	5.352% due 9/21/06 (c)	99,703,889
100,000,000	5.464% due 10/2/06 (c)	99,534,139
199,000,000	5.441% due 2/28/07 (c)	193,731,474
	New Center Asset Trust:
224,050,000	5.451% due 11/2/06 (c)	221,974,052
68,965,000	5.401% due 1/29/07 (c)	67,450,643
105,000,000	5.410% due 2/9/07 (c)	102,525,297
100,000,000	Nyala Funding LLC, 5.552% due 1/16/07 (c)	97,945,000
	Ormond Quay Funding LLC:
224,500,000	5.296% due 9/19/06 (c)	223,908,443
125,000,000	5.288% due 9/29/06 (b)	124,984,392
	Perry Global Funding LLC:
116,394,000	5.223% due 11/1/06 (c)	115,390,134
116,749,000	5.561% due 1/16/07 (c)	114,345,365
100,000,000	Picaros Funding PLC, 5.515% due 1/19/07 (c)	97,913,611
100,000,000	Santander Centro Hispano LLC, 5.403% due 2/14/07 (c)	97,574,556
	Societe Generale North America:
100,000,000	5.227% due 11/13/06 (c)	98,967,861
249,500,000	5.405% due 2/16/07 (c)	243,375,608

See Notes to Financial Statements.

36	Liquid Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face
Amount	Security	Value

Commercial Paper — 48.0% (continued)
	Tulip Funding Corp.:
$230,000,000	5.420 % due 9/1/06 (c)	$230,000,000
199,894,000	5.428% due 9/5/06 (c)	199,774,064
	UBS Finance Delaware LLC:
198,900,000	5.516% due 12/19/06 (c)	195,654,007
300,000,000	5.430% due 2/5/07 (c)	293,085,459
59,532,000	Versailles LLC, 5.496% due 9/28/06 (c)	59,290,002
119,000,000	Westpac Banking Corp., 5.158% due 10/13/06 (c)	118,301,668

	Total Commercial Paper	15,482,049,355

Liquidity Notes(c) — 6.6%
	Albis Capital Corp.:
100,000,000	5.469% due 9/14/06	99,804,278
50,000,000	5.532% due 10/5/06	49,742,167
39,600,000	5.541% due 10/6/06	39,389,405
46,000,000	5.577% due 10/11/06	45,718,889
75,000,000	5.536% due 10/24/06	74,397,125
115,000,000	5.437% due 11/16/06	113,696,284
	Fenway Funding LLC:
220,000,000	5.310% due 9/5/06	219,870,444
200,000,000	5.348% due 9/14/06	199,615,778
100,000,000	Ford Credit Floorplan Motown, Master Owner Trust, Motown Notes, Series 2002-1A, 5.483% due 10/25/06 (c)	99,188,500
467,570,000	KKR Pacific Funding Trust, 5.373%-5.374% due 9/6/06	467,222,570
101,050,000	Mitten GMAC Mortgage Corp., 5.347% due 9/25/06 (c)	100,692,283
	Strand Capital LLC:
135,000,000	5.374% due 9/7/06	134,879,625
200,000,000	5.365% due 10/24/06	198,436,500
	Thornburg Mortgage Capital Resource:
172,000,000	5.374% due 9/6/06	171,872,194
105,000,000	5.373% due 11/17/06	103,809,709

	Total Liquidity Notes	2,118,335,751

Master Note — 1.7%
550,000,000	Merrill Lynch, 5.443% due 9/1/06	550,000,000

Medium-Term Notes — 12.2%
	Cheyne Finance LLC:
50,000,000	5.320% due 9/1/06 (a)(b)	49,994,309
100,000,000	5.300% due 9/15/06 (a)(b)	99,993,836
300,000,000	5.294% due 9/25/06 (a)(b)	299,990,375
150,000,000	5.300% due 9/29/06 (a)(b)	149,989,447
100,000,000	5.445% due 10/25/06 (b)	99,994,784
	Series Medium-Term Notes:
100,000,000	5.376% due 9/5/06 (a)(b)	99,992,192
150,000,000	5.300% due 9/15/06 (a)(b)	149,987,055
145,000,000	4.790% due 1/12/07 (a)	144,994,716
250,000,000	K2 USA LLC, Medium-Term Notes, 5.325% due 9/1/06 (a)(b)	249,966,404

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Annual Report	37

Schedule of Investments (August 31, 2006) (continued)

Face
Amount	Security	Value

Medium-Term Notes — 12.2% (continued)
	Premier Asset Collateralized Entity LLC, Medium-Term Notes:
$175,000,000	5.330% due 9/1/06 (a)(b)	$174,992,356
100,000,000	5.333% due 9/1/06 (a)(b)	99,993,671
100,000,000	5.335% due 9/1/06 (a)(b)	100,000,000
	Sigma Finance Inc.:
100,000,000	5.498% due 12/13/06 (c)	98,469,306
250,000,000	Series Medium-Term Note, 4.785% due 1/16/07 (a)	249,990,693
	Stanfield Victoria Funding LLC:
100,000,000	5.285% due 9/15/06 (a)(b)	99,998,896
100,000,000	5.369% due 9/19/06 (a)(b)	99,998,554
50,000,000	5.285% due 9/20/06 (a)(b)	49,998,006
300,000,000	5.284% due 9/25/06 (a)(b)	299,992,349
82,000,000	5.496% due 9/27/06 (c)	81,679,016
`	Medium-Term Notes:
250,000,000	5.310% due 9/1/06 (a)(b)	249,958,401
420,000,000	5.320% due 9/1/06 (a)(b)	419,930,252
250,000,000	Steers Delaware Business Trust, Senior Secured Notes, Series 2006-2, 5.348% due 9/27/06 (a)(b)	250,000,000
102,784,000	Strategic Money Market Trust, 2006-M, Secured Notes, 5.466% due 11/10/06 (a)(b)	102,784,000
210,000,000	Tango Finance Corp., Medium-Term Notes, 5.330% due 9/1/06 (a)(b)	209,981,186

	Total Medium-Term Notes	3,932,669,804

Promissory Note — 3.4%
1,100,000,000	Goldman Sachs Group Inc., 5.430% due 9/1/06 (b)	1,100,000,000

Time Deposits — 3.2%
200,000,000	ABN AMRO Bank Grand Cayman, 5.280% due 9/1/06	200,000,000
85,142,000	Dresdner Bank Grand Cayman, 5.280% due 9/1/06	85,142,000
295,072,000	KBC Bank NV Grand Cayman, 5.290% due 9/1/06	295,072,000
150,000,000	Societe Generale NY, 5.281% due 9/1/06	150,000,000
300,000,000	State Street Cayman Islands, 5.280% due 9/1/06	300,000,000

	Total Time Deposits	1,030,214,000

U.S. Government & Agency Obligations — 8.6%
U.S. Government Agencies(c) — 8.4%
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
125,000,000	4.605% due 9/18/06	124,737,917
87,500,000	4.356% due 9/27/06	87,236,163
261,878,000	4.609%-4.610% due 9/27/06	261,041,081
200,000,000	4.345% due 9/29/06	199,352,111
100,000,000	4.576% due 11/1/06	99,247,667
150,000,000	4.623% due 11/1/06	148,876,583
100,000,000	4.644% due 11/1/06	99,256,986
98,614,000	4.629% due 11/14/06	97,716,010
100,000,000	4.640% due 11/14/06	99,088,361
111,314,000	4.675% due 11/14/06	110,288,922

See Notes to Financial Statements.

38	Liquid Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

U.S. Government Agencies(c) — 8.4% (continued)
$120,000,000	4.669% due 12/1/06	$118,647,133
250,000,000	4.708%-4.711% due 12/1/06	247,156,250
100,073,000	4.655% due 1/9/07	98,464,882
250,000,000	5.207% due 1/31/07	244,690,556
100,000,000	4.980% due 2/16/07	97,785,667
73,875,000	Series RB, 5.196% due 11/21/06	73,033,102
	Federal National Mortgage Association (FNMA), Discount Notes:
125,000,000	3.939% due 9/1/06	125,000,000
56,810,000	4.350% due 9/29/06	56,625,746
200,000,000	4.684% due 12/1/06	197,737,639
100,000,000	4.692% due 12/1/06	98,866,924

	Total U.S. Government Agencies	2,684,849,700

U.S. Government Obligation(c) — 0.2%
75,000,000	U.S. Treasury Bills, 4.951% due 11/30/06	74,094,375

	Total U.S. Government & Agency Obligations	2,758,944,075

	TOTAL INVESTMENTS — 99.5% (Cost — $32,073,546,607#)	32,073,546,607
	Other Assets in Excess of Liabilities — 0.5%	156,794,596

	TOTAL NET ASSETS — 100.0%	$32,230,341,203

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.

(c)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Annual Report	39

Liquid Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at amortized cost	$32,073,546,607
Cash	504
Interest receivable	157,705,216
Receivable from investment manager	157,560

Total Assets	32,231,409,887

LIABILITIES:
Trustees’ fees payable	922,984
Accrued expenses	145,700

Total Liabilities	1,068,684

Total Net Assets	$32,230,341,203

REPRESENTED BY:
Paid in capital	$32,230,341,203

See Notes to Financial Statements.

40	Liquid Reserves Portfolio 2006 Annual Report

Liquid Reserves Portfolio

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Interest (Note 1)	$1,682,385,229

EXPENSES:
Investment management fee (Note 2)	39,891,170
Custody fees	5,883,427
Trustees’ fees	725,496
Legal fees	256,478
Audit and tax	34,000
Miscellaneous expenses	6,949

Total Expenses	46,797,520
Less: Fee waivers and/or expense reimbursements (Note 2)	(11,760,948)
Fees paid indirectly (Note 1)	(10,715)

Net Expenses	35,025,857

Net Investment Income	1,647,359,372

Net Realized Loss on Investments	(7,271,827)

Increase in Net Assets From Operations	$1,640,087,545

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Annual Report	41

Liquid Reserves Portfolio

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$1,647,359,372	$1,099,544,089
Net realized gain (loss)	(7,271,827)	78,302

Increase in Net Assets From Operations	1,640,087,545	1,099,622,391

CAPITAL TRANSACTIONS:
Net proceeds from sale of shares	108,485,763,858	100,595,035,548
Cost of shares repurchased	(122,684,334,964)	(94,492,475,937)

Increase (Decrease) in Net Assets From Capital Transactions	(14,198,571,106)	6,102,559,611

Increase (Decrease) in Net Assets	(12,558,483,561)	7,202,182,002
NET ASSETS:
Beginning of year	44,788,824,764	37,586,642,762

End of year	$32,230,341,203	$44,788,824,764

See Notes to Financial Statements.

42	Liquid Reserves Portfolio 2006 Annual Report

Liquid Reserves Portfolio

Financial Highlights
For the year ended August 31:

	2006	2005	2004	2003	2002

Net Assets, End of Year (millions)	$32,230	$44,789	$37,587	$39,447	$45,007

Total Return(1)	4.53%	2.54%	1.09%	1.49%	2.36%

Ratios to Average Net Assets:
Gross expenses	0.12%	0.17%	0.17%	0.17%	0.19%
Net expenses(2)(3)(4)	0.09	0.10	0.10	0.10	0.10
Net investment income	4.33	2.57	1.09	1.39	2.29

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	As a result of an expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.10%.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	There was no impact to the expense ratio as result of fees paid indirectly.

See Notes to Financial Statements.

Liquid Reserves Portfolio 2006 Annual Report	43

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Liquid Reserves Portfolio (the “Portfolio”) is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2006, all investors in the Portfolio were funds advised by the manager of the fund and/or its affiliates.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

          (c) Income Taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an

44	Liquid Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Portfolio’s then existing investment management contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and CFM, which became effective on December 27, 2005. An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Prior to October 1, 2005, the Portfolio paid CFM an investment management fee calculated at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 27, 2005, the Portfolio paid CFM an investment management fee calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Portfolio remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Portfolio. The Portfolio’s investment management fee remains unchanged. For its services LMPFA will pay Western Asset 70% of the net management fee that it receives from the Portfolio.

          During the year ended August 31, 2006, the Portfolio had an expense limitation in place of 0.10% of the Portfolio’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA waived a portion of their fees in the amount of $11,603,388. In addition, during the year ended August 31, 2006, the Portfolio was reimbursed for expenses in the amount of $157,560.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Portfolio from Legg Mason or its affiliates.

          Certain of the officers and one Trustee of the Portfolio are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June, 2006 the Portfolio’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Portfolio) will pay

Liquid Reserves Portfolio 2006 Annual Report	45

Notes to Financial Statements (continued)

a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Portfolio’s allocable share of benefits under this amendment are $869,651.

          Under the previous Retirement Plan (the “Plan”), all Trustees, who were not “interested persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustees attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Portfolio or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees elected to receive full payments under the Plan.

3.	Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at August 31, 2006, for federal income tax purposes, amounted to $32,073,546,607.

4.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing lim-

46	Liquid Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

ited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

          On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

5.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

Liquid Reserves Portfolio 2006 Annual Report	47

Notes to Financial Statements (continued)

          On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Portfolio’s investment manager and it affiliates to continue to render services to the Funds under their respective contracts.

6.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Managenent Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Portfolio.

7.	Additional Investor Information

The Portfolio’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking investor approval for those initiatives where investor approval is required. As a result, Portfolio investors will be asked to elect a new Board, approve matters that will result in the Portfolio being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Portfolio as a Maryland business trust, with all funds operating under uniform charter documents. Portfolio investors also will be asked to approve investment matters, including standardized fundamental investment policies.

          Materials describing these matters are expected to be sent to investors later in 2006. If investor approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

8.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial state-

48	Liquid Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

ments uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Portfolio will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

          On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Liquid Reserves Portfolio 2006 Annual Report	49

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Liquid Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Liquid Reserves Portfolio as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended August 31, 2004 were audited by other independent registered public accountants whose report thereon, dated October 22, 2004, expressed an unqualified opinion on those financial highlights.

          We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liquid Reserves Portfolio as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

50	Liquid Reserves Portfolio 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Portfolio and the Manager. The Portfolio’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Portfolio’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Portfolio, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Portfolio. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board Members noted that the portfolio management team was expected to be the same as then managing the Portfolio.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Portfolio as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for each fund investing in the Portfolio. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Portfolio to

Liquid Reserves Portfolio	51

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Portfolio’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

          The Board Members reviewed and considered the management fee that would be payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Portfolio’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Portfolio, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Portfolio’s management fee and the Portfolio’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Portfolio under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Portfolio, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Portfolio and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Portfolio’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the

52	Liquid Reserves Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

terms and conditions of the New Management Agreement are substantially identical to those of the Portfolio’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Liquid Reserves Portfolio	53

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 28 through 32 of this report.

54	Liquid Reserves Portfolio

CitiSM Institutional Liquid Reserves

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	(OF LIQUID RESERVES
Donald M. Carlton	PORTFOLIO)
A. Benton Cocanougher Mark T. Finn	Legg Mason Partners Fund Advisor, LLC
R. Jay Gerken, CFA
Chairman	SUBADVISER
Stephen Randolph Gross Diana R. Harrington	Western Asset Management Company
Susan B. Kerley
Alan G. Merten	DISTRIBUTORS
R. Richardson Pettit	Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENTS
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

CUSTODIAN
State Street Bank and Trust
Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

CitiSM Institutional Liquid Reserves

The Fund is a separate investment fund of CitiFunds Institutional Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on each fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of CitiSM Institutional Liquid Reserves.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

CFA/INS.LI/806      SR06-152

SM

Citi
Institutional
U.S. Treasury Reserves

ANNUAL REPORT

AUGUST 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM
Institutional
U.S. Treasury Reserves

Annual Report • August 31, 2006

What’s Inside
	Letter From the Chairman	I

	Fund Overview	1

	Portfolio at a Glance–U.S. Treasury Reserves Portfolio	4

	Fund Expenses	5

	Fund Performance	7

	Historical Performance	7

	CitiSM Institutional U.S. Treasury Reserves

	Statement of Assets and Liabilities	8

Fund Objective	Statement of Operations	9

To provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.	Statements of Changes in Net Assets	10

	Financial Highlights	11

	Notes to Financial Statements	12

	Report of Independent Registered Public Accounting Firm	19

	Board Approval of Management and Subadvisory Agreements	20

	Additional Information	23

	Important Tax Information	28

	U.S. Treasury Reserves Portfolio

	Schedule of Investments	29

	Statement of Assets and Liabilities	30

	Statement of Operations	31

	Statements of Changes in Net Assets	32

	Financial Highlights	33

	Notes to Financial Statements	34

	Report of Independent Registered Public Accounting Firm	39

	Board Approval of Management and Subadvisory Agreements	40

	Additional Information	43

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i slipped to 1.7% during the fourth quarter of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to the final estimate released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

          The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

          Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the 12 months ended August 31, 2006, two-year Treasury yields increased from 3.84% to 4.79%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.74%. Given the increase in short-term rates, the yields available from money market instruments rose over the 12-month reporting period.

CitiSM Institutional U.S. Treasury Reserves	I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

II	CitiSM Institutional U.S. Treasury Reserves

Fund Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Interest rates moved broadly higher across the yield curvei during the reporting period, driven by continued Federal Reserve Board (“Fed”)ii rate hikes, a stronger-than-expected economy and a mild increase in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat.

          The economy bounced back strongly from its weak showing in the fourth quarter of 2005, with the Commerce Department reporting gross domestic product (“GDP”)iii growth of over 5% in the first quarter. GDP then slowed back down to an estimated 2.6% in the second quarter. Inflation concerns were fueled by rising gold, industrial commodity and energy prices, as well as a decline in the dollar against most major currencies. The housing market exhibited signs of a spreading slowdown which, in turn, gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to end its tightening cycle. The labor market exhibited modest job growth, with the U.S. Department of Labor reporting that unemployment declined from 5.1% to 4.7%.

          The Fed raised the federal funds rateiv, a barometer of short-term interest rates, by 0.25% at its first seven meetings during the reporting period, bringing the federal funds rate to 5.25%. However, during its August meeting, the Fed paused from further tightening, as it adopted a wait-and-see attitude to judge the extent to which the housing slowdown would impact the rest of the economy.

CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report	1

Performance Review

As of August 31, 2006, the seven-day current yield for CitiSM Institutional U.S. Treasury Reserves was 4.85% and its seven-day effective yield, which reflects compounding, was 4.97%.1

          Both yields reflect a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 4.63% and the seven-day effective yield would have been 4.75%.

          The Fund invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio.

CitiSM Institutional U.S. Treasury Reserves Yields as of August 31, 2006 (unaudited)
Seven-day current yield[1]	4.85%

Seven-day effective yield[1]	4.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at http://investorservices.leggmason.com/pub/pageserv/institutional.

Current fee waivers are voluntary, and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 4.63% and the seven-day effective yield would have been 4.75%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting Fund performance?
What were the leading contributors to performance?

A. During periods when U.S. Treasury bill issuance declined—either due to market technicals or seasonal issues—we invested more of the Fund’s portfolio in U.S. Treasury coupon securities. This enhanced results over the period.

What were the leading detractors from performance?

A. There were no significant detractors to performance during the reporting period.

Q.	Were there any significant changes to the Fund during the reporting period?

A.	Overall, there were no specific changes to the strategy during the reporting period.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2	CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report

          Thank you for your investment in CitiSM Institutional U.S. Treasury Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

          Sincerely,

          Western Asset Management Company

          September 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report	3

Portfolio at a Glance (unaudited)

U.S. Treasury Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

100.0%

0.0%

25.0%

50.0%

75.0%

100.0%

August 31, 2006

U.S. Treasury Bills

4	CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2006 and held for the six months ended August 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

CitiSM Institutional U.S. Treasury Reserves	2.28%	$ 1,000.00	$ 1,022.80	0.20%	$ 1.02

(1)	For the six months ended August 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Performance figure is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

CitiSM Institutional U.S. Treasury Reserves	5.00%	$ 1,000.00	$ 1,024.20	0.20%	$ 1.02

(1)	For the six months ended August 31, 2006.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report

Fund Performance (unaudited)

Total Returns
	One	Five	Ten
All Periods Ended August 31, 2006	Year	Years*	Years*

CitiSM Institutional U.S. Treasury Reserves	4.11%	1.98%	3.50%

iMoneyNet, Inc. 100% Institutional U.S. Treasury Rated Money Market Funds Average	3.94	1.84	3.34

* Average Annual Total Return

7-Day Yields(1)

Annualized Current	4.85%

Effective	4.97

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during the seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during the seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note:	A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions, including returns of capital, if any. Returns and yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields for CitiSM Institutional U.S. Treasury Reserves vs. iMoneyNet, Inc. 100% Institutional U.S. Treasury Rated Money Market Funds Average

4.68%

4.85%

0.00%

1.50%

3.00%

4.50%

6.00%

8/06

7/06

6/06

5/06

4/06

3/06

2/06

1/06

12/05

11/05

10/05

9/05

CitiSM Institutional U.S. Treasury Reserves

iMoneyNet, Inc. 100% Institutional U.S. Treasury Rated Money Market Funds Average

As illustrated, CitiSM Institutional U.S. Treasury Reserves generally provided an annualized seven-day yield comparable to the iMoneyNet, Inc. 100% Institutional U.S. Treasury Rated Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one-year period.

CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report	7

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investment in U.S. Treasury Reserves Portfolio, at value	$1,012,027,946
Prepaid expenses	34,666

Total Assets	1,012,062,612

LIABILITIES:
Distributions payable	2,128,328
Investment management fee payable	97,175
Trustees’ fees payable	33,415
Accrued expenses	176,864

Total Liabilities	2,435,782

Total Net Assets	$1,009,626,830

NET ASSETS:
Par value (Note 3)	$10,096
Paid-in capital in excess of par value	1,009,613,303
Undistributed net investment income	3,431

Total Net Assets	$1,009,626,830

Shares Outstanding	1,009,623,399

Net Asset Value	$1.00

See Notes to Financial Statements.

8	CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Income from U.S. Treasury Reserves Portfolio	$40,555,917
Allocated net expenses from U.S. Treasury Reserves Portfolio	(920,083)

Total Investment Income	39,635,834

EXPENSES:
Investment management fee (Note 2)	1,378,571
Distribution fees (Note 2)	944,229
Shareholder reports	42,792
Transfer agent fees (Note 2)	39,857
Registration fees	20,389
Legal fees	17,828
Trustees’ fees	17,239
Audit and tax	13,950
Custody fees	5,817
Miscellaneous expenses	2,195

Total Expenses	2,482,867
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,541,345)

Net Expenses	941,522

Net Investment Income	38,694,312

Net Realized Gain on Investments From U.S. Treasury Reserves Portfolio	2,324

Increase in Net Assets From Operations	$38,696,636

See Notes to Financial Statements.

CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report	9

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$38,694,312	$22,244,639
Net realized gain	2,324	26,109

Increase in Net Assets From Operations	38,696,636	22,270,748

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(38,690,881)	(22,244,639)
Net realized gains	(2,324)	(26,373)

Decrease in Net Assets From Distributions to Shareholders	(38,693,205)	(22,271,012)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	6,467,352,047	5,282,256,685
Reinvestment of distributions	21,791,979	15,304,016
Cost of shares repurchased	(6,053,528,874)	(5,560,456,077)

Increase (Decrease) in Net Assets From Fund Share Transactions	435,615,152	(262,895,376)

Increase (Decrease) in Net Assets	435,618,583	(262,895,640)
NET ASSETS:
Beginning of year	574,008,247	836,903,887

End of year*	$1,009,626,830	$574,008,247

* Includes undistributed net investment income of:	$3,431	—

See Notes to Financial Statements.

10	CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006		2005		2004		2003		2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Income From Operations:
Net investment income	0.040		0.021		0.008		0.010		0.019
Net realized gain	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	—

Total Income From Operations	0.040		0.021		0.008		0.010		0.019

Less Distributions From:
Net investment income	(0.040)		(0.021)		(0.008)		(0.010)		(0.019)
Net realized gain	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	—

Total Distributions	(0.040)		(0.021)		(0.008)		(0.010)		(0.019)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(2)	4.11%		2.11%		0.77%		1.05%		1.91%

Net Assets, End of Year (000s)	$1,009,627		$574,008		$836,904		$772,688		$830,670

Ratios to Average Net Assets:
Gross expenses(3)	0.38%		0.43%		0.41%		0.43%		0.55%
Net expenses(3)(4)(5)	0.20		0.25		0.25		0.25		0.25
Net investment income	4.11		2.00		0.77		1.05		1.83

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.20%. Prior to August 15, 2005, the voluntary expense limitation was 0.25%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report	11

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Citi Institutional U.S. Treasury Reserves (the “Fund”) is a separate diversified series of CitiFunds Institutional Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in U.S. Treasury Reserves Portfolio (the “Portfolio”), a management investment company that has the same investment objective as the Fund.

          The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. The Fund records its investment in the Portfolio at value. The value of such investment reflects the Fund’s proportionate interest (67.9% at August 31, 2006) in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and net realized gain (loss) of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income and net realized gain on the shares of the Fund are declared as of 2:00 p.m. Eastern Standard Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

12	CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report

Notes to Financial Statements (continued)

          (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and CFM, which became effective on December 1, 2005.

          Prior to October 1, 2005, the Fund paid CFM an investment management fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets. CFM also served as the manager for the Portfolio and received management fees, before any waivers, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 1, 2005, the Fund and the Portfolio paid CFM an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s and the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund	Total

First $1 billion	0.100%	0.150%	0.250%
Next $1 billion	0.100	0.125	0.225
Next $3 billion	0.100	0.100	0.200
Next $5 billion	0.100	0.075	0.175
Over $10 billion	0.100	0.050	0.150

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s and Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s and the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services LMPFA will pay Western Asset 70% of the net management fee that it receives from the Fund.

          During the year ended August 31, 2006, the Fund had an expense limitation in place of 0.20% of the Fund’s average daily net assets.

CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report	13

Notes to Financial Statements (continued)

          During the year ended August 31, 2006, CFM and LMPFA voluntarily waived a portion of their fees in the amount of $1,378,571. In addition, during the year ended August 31, 2006, the Fund was reimbursed expenses amounting to $162,774.

          The Fund’s Board approved PFPC Inc. (“PFPC”) and Boston Financial Data Services, Inc. (“BFDS”) to serve as co-transfer agents for the Fund, effective January 1, 2006. The principal business offices of PFPC is located at 4400 Computer Drive Westborough, MA 01581 and BFDS is located at 2 Heritage Drive, North Quincy, MA 02171. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and State Street Bank and Trust Co. acted as the Fund’s sub-transfer agents. For the period ended August 31, 2006, the Fund paid transfer agent fees of $617 to CTB.

          The Fund’s Board appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board also approved an amended and restated Rule 12b-1 Plan (a “Rule 12b-1”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay a monthly fee at an annual rate not to exceed 0.10% of the average daily net assets of the Fund. The distribution fees amounted to $944,229 for the year ended August 31, 2006.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Fund from Legg Mason or its affiliates.

          Certain of the officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June 2006, the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement (see Note 8) commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Fund’s allocable share of benefits under this amendment are $32,505.

          Under the previous Retirement Plan (the “Plan”), all Trustees who, were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75.

14	CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report

Notes to Financial Statements (continued)

Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Fund or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.	Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distribution:

Record Date
Payable Date

Daily
9/30/2006	$0.004098

          The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2006	2005

Ordinary Income	$38,693,205	$22,271,012

          As of August 31, 2006, there were no significant differences between the book and tax component of net assets.

5.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM

CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report	15

Notes to Financial Statements (continued)

and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

16	CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report

Notes to Financial Statements (continued)

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

8.	Additional Shareholder Information

The Fund’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect

CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report	17

Notes to Financial Statements (continued)

a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

          Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

9.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

          On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

18	CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
CitiFunds Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Citi Institutional U.S. Treasury Reserves, a series of CitiFunds Institutional Trust, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Institutional U.S. Treasury Reserves, as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report	19

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the

20	CitiSM Institutional U.S. Treasury Reserves

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue

CitiSM Institutional U.S. Treasury Reserves	21

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

22	CitiSM Institutional U.S. Treasury Reserves

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Citi Institutional U.S. Treasury Reserves (the “Fund”) are managed under the direction of the Board of Trustees of CitiFunds Institutional Trust (the “Trust”). Information pertaining to the Trustees and certain officers of the Trust is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees: Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Tempe-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); former Director, Valero Energy (petroleum refining) (since 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (2002-2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	37	None

CitiSM Institutional U.S. Treasury Reserves	23

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); former Director, United Telesis, Inc. (telecommunications) (1997 to 2002); former Director, ebank Financial Services, Inc. (1997 to 2004)

24	CitiSM Institutional U.S. Treasury Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	37	None

CitiSM Institutional U.S. Treasury Reserves	25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Interested Trustees: R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board, Trustee, or Director of 167 funds associated with Legg Mason Partners Fund Administration, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer Travelers Investment Advisers Inc. (2002 to 2005)	167	Trustee, Consulting Group Capital Markets Funds

Officers: Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002-2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason

Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

26	CitiSM Institutional U.S. Treasury Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

CitiSM Institutional U.S. Treasury Reserves	27

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2006 were attributable to interest from Federal obligations.

          The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

          The following information is applicable to non-U.S. resident shareholders:

          All of the ordinary income distributions paid monthly by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

          Please retain this information for your records.

28	CitiSM Institutional U.S. Treasury Reserves 2006 Annual Report

Schedule of Investments (August 31, 2006)
U.S. TREASURY RESERVES PORTFOLIO

Face Amount	Security	Value

SHORT-TERM INVESTMENTS (a) — 99.5%
U.S. Treasury Bills — 99.5%
$100,000,000	U.S. Cash Management Bill, 5.190% due 9/15/06	$99,798,556
	U.S. Treasury Bills:
15,000,000	4.710% due 9/7/06	14,988,500
25,000,000	5.005% due 9/7/06	24,979,167
30,342,000	4.719% - 4.848% due 9/14/06	30,291,195
150,650,000	5.069% - 5.094% due 9/14/06	150,374,666
16,200,000	4.758% due 9/21/06	16,158,105
200,000,000	4.913% - 5.121% due 9/21/06	199,441,320
75,000,000	4.730% - 4.869% due 9/28/06	74,733,188
250,000,000	4.959% - 5.120% due 9/28/06	249,050,874
25,000,000	4.762% due 10/5/06	24,890,208
20,263,000	4.957% - 5.023% due 10/5/06	20,168,095
25,000,000	4.772% due 10/12/06	24,867,320
25,000,000	4.961% due 10/12/06	24,860,201
15,000,000	4.835% due 10/19/06	14,905,600
25,000,000	4.866% due 10/26/06	24,818,576
25,000,000	4.914% due 11/2/06	24,793,549
40,000,000	4.915% - 5.021% due 11/9/06	39,622,417
25,000,000	5.064% due 11/9/06	24,764,250
25,000,000	4.927% due 11/16/06	24,746,139
25,000,000	5.094% due 11/16/06	24,735,583
40,000,000	4.920% - 5.095 due 11/24/06	39,542,433
25,000,000	5.035% due 12/14/06	24,645,389
50,000,000	5.156% - 5.172% due 12/21/06	49,224,156
20,000,000	5.219% due 12/28/06	19,666,650
17,464,000	5.216% due 1/4/07	17,155,651
25,000,000	5.199% due 1/11/07	24,535,250
25,000,000	5.104% due 2/1/07	24,470,769
55,000,000	5.063% due 2/8/07	53,790,000
25,000,000	5.145% due 2/15/07	24,418,399
25,000,000	5.114% due 2/22/07	24,397,646
50,000,000	5.099% - 5.103% due 3/1/07	48,749,843

	TOTAL INVESTMENTS — 99.5% (Cost — $1,483,583,695#)	1,483,583,695
	Other Assets in Excess of Liabilities — 0.5%	6,902,166

	TOTAL NET ASSETS — 100.0%	$1,490,485,861

(a)	Rate shown represents yield to maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Annual Report	29

U.S. Treasury Reserves Portfolio
Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at amortized cost	$1,483,583,695
Cash	386
Receivable for securities sold	106,951,086

Total Assets	1,590,535,167

LIABILITIES:
Payable for securities purchased	99,798,556
Investment management fee payable	136,254
Trustees’ fees payable	53,513
Accrued expenses	60,983

Total Liabilities	100,049,306

Total Net Assets	$1,490,485,861

REPRESENTED BY: Paid-in capital	$1,490,485,861

See Notes to Financial Statements.

30	U.S. Treasury Reserves Portfolio 2006 Annual Report

U.S. Treasury Reserves Portfolio
Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Interest (Note 1)	$63,150,586

EXPENSES:
Investment management fee (Note 2)	1,534,570
Custody fees	131,523
Legal fees	113,601
Trustees’ fees	41,004
Audit and tax	22,933
Shareholder reports	4,075
Miscellaneous expenses	19,533

Total Expenses	1,867,239
Less: Fee waivers and/or expense reimbursements (Note 2)	(422,686)
Fees paid indirectly (Note 1)	(85)

Net Expenses	1,444,468

Net Investment Income	61,706,118

Net Realized Gain on Investments	1,674

Increase in Net Assets From Operations	$61,707,792

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Annual Report	31

U.S. Treasury Reserves Portfolio
Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$61,706,118	$38,464,555
Net realized gain	1,674	36,701

Increase in Net Assets From Operations	61,707,792	38,501,256

CAPITAL TRANSACTIONS:
Proceeds from contributions	6,479,872,855	7,293,938,848
Value of withdrawals	(6,269,999,109)	(7,676,247,187)

Increase (Decrease) in Net Assets From Capital Transactions	209,873,746	(382,308,339)

Increase (Decrease) in Net Assets	271,581,538	(343,807,083)
NET ASSETS:
Beginning of year	1,218,904,323	1,562,711,406

End of year	$1,490,485,861	$1,218,904,323

See Notes to Financial Statements.

32	U.S. Treasury Reserves Portfolio 2006 Annual Report

U.S. Treasury Reserves Portfolio
Financial Highlights

For the year ended August 31,

	2006	2005	2004	2003	2002

Net Assets, End of Year (000s)	$1,490,486	$1,218,904	$1,562,711	$1,458,349	$1,953,165

Total Return(1)	4.21%	2.25%	0.92%	1.20%	2.06%

Ratios to Average Net Assets:
Gross expenses	0.13%	0.18%	0.18%	0.18%	0.20%
Net expenses(2)(3)(4)	0.10	0.10	0.10	0.10	0.10
Net investment income	4.16	2.16	0.91	1.22	2.00

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	As a result of an expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.10%.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2006 Annual Report	33

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

U.S. Treasury Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2006, all investors in the Portfolio were funds advised by the manager of the fund and/or its affiliates.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

          (c) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction to expenses on the Statement of Operations.

          (d) Income Taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Portfolio’s then existing investment management contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and CFM, which became effective on December 27, 2005.

34	U.S. Treasury Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Prior to October 1, 2005, the Portfolio paid CFM an investment management fee calculated at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 27, 2005, the Portfolio paid CFM an investment management fee calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Portfolio remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Portfolio. The Portfolio investment management fee remains unchanged. For its services LMPFA will pay Western Asset 70% of the net management fee that it receives from the Fund.

          During the year ended August 31, 2006, the Portfolio had an expense limitation in place of 0.10% of the Portfolio’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA voluntarily waived a portion of their fees in the amount of $385,221. In addition, during the year ended August 31, 2006, the Portfolio was reimbursed for expenses amounting to $37,465.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Portfolio from Legg Mason or its affiliates.

          Certain officers and one Trustee of the Portfolio are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June 2006, the Portfolio’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Portfolio) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Portfolio’s allocable share of benefits under this amendment are $52,224.

          Under the previous Retirement Plan (the “Plan”), all Trustees who, were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Trust or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of

U.S. Treasury Reserves Portfolio 2006 Annual Report	35

Notes to Financial Statements (continued)

the amended plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.	Federal Income tax Basis of Investment Securities

The tax cost on investment securities owned at August 31, 2006, for federal income tax purposes, amounted to $1,483,583,695.

4.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

36	U.S. Treasury Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

          The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Portfolio’s Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

5.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

6.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in

U.S. Treasury Reserves Portfolio 2006 Annual Report	37

Notes to Financial Statements (continued)

particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Portfolio.

7.	Additional Investor Information

The Portfolio’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking investor approval for those initiatives where investor approval is required. As a result, Portfolio investors will be asked to elect a new Board, approve matters that will result in the Portfolio being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Portfolio as a Maryland business trust, with all funds operating under uniform charter documents. Portfolio investors also will be asked to approve investment matters, including standardized fundamental investment policies.

          Materials describing these matters are expected to be sent to investors later in 2006. If investor approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

8.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Portfolio will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

          On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

38	U.S. Treasury Reserves Portfolio 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
U.S. Treasury Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Treasury Reserves Portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Treasury Reserves Portfolio, as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

U.S. Treasury Reserves Portfolio 2006 Annual Report	39

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Portfolio and the Manager. The Portfolio’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Portfolio’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Portfolio, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Portfolio. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board Members noted that the portfolio management team was expected to be the same as then managing the Portfolio.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Portfolio Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Portfolio as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for each fund investing in the Portfolio. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Portfolio to

40	U.S. Treasury Reserves Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Portfolio’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Portfolio’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Portfolio, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Portfolio’s management fee and the Portfolio’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Portfolio under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Portfolio, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Portfolio and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Portfolio’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Portfolio’s previous management agreement except for the identity of the

U.S. Treasury Reserves Portfolio	41

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

42	U.S. Treasury Reserves Portfolio

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 23 through 27 of this report.

U.S. Treasury Reserves Portfolio	43

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CitiSM Institutional U.S. Treasury Reserves

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	(OF U.S. TREASURY
Donald M. Carlton	RESERVES PORTFOLIO)
A. Benton Cocanougher	Legg Mason Partners Fund
Mark T. Finn	Advisor, LLC
R. Jay Gerken, CFA
Chairman	SUBADVISER
Stephen Randolph Gross	Western Asset Management
Diana R. Harrington	Company
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit	DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENTS
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

CUSTODIAN
State Street Bank and Trust
Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

CitiSM Institutional
U.S. Treasury Reserves

The Fund is a separate investment fund of CitiFunds Institutional Trust, a
Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.,
and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at
www.sec.gov.

This report is submitted for the
general information of the
shareholders of CitiSM
Institutional U.S. Treasury
Reserves.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objective, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other important
information about the Fund.
Please read the prospectus
carefully before investing.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

CFA/INS.US/806          SR06-153

CitiSM
Institutional Tax Free Reserves

ANNUAL REPORT

AUGUST 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM
Institutional Tax Free Reserves

Annual Report • August 31, 2006

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Letter from the Chairman

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i growth slipped to 1.7% during the fourth quarter. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to final estimates released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

          The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

          Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the 12 months ended August 31, 2006, two-year Treasury yields increased from 3.84% to 4.79%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.74%. Given the increase in short-term rates, the yields available from tax-free money market instruments also rose over the 12-month reporting period.

CitiSM Institutional Tax Free Reserves	I

          Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

          Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

          As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

II	CitiSM Institutional Tax Free Reserves

Fund Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Q.	What were the overall market conditions during the Fund’s reporting period?

A. During the reporting period, the U.S. economy continued to expand at a respectable pace. This, coupled with numerous inflationary pressures, caused the Federal Reserve Board (“Fed”)i to continue raising short-term interest rates during much of the period. When the Fund’s fiscal year began, the federal funds rateii, a barometer of short-term interest rates, was 3.50%. During its first seven meetings over the period, the Fed raised rates in 0.25% increments—driving short-term rates to 5.25%. However, at its meeting in early August, the Fed chose to pause from its tightening campaign and signaled that future moves would be data dependent. Looking at the reporting period as a whole, yields available from tax-free money market securitiesiii rose in conjunction with the Fed’s rate hikes.

Performance Review

As of August 31, 2006, the seven-day current yield for CitiSM Institutional Tax Free Reserves was 3.34% and its seven-day effective yield, which reflects compounding, was 3.40%.1

          Both yields reflect a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 3.14% and the seven-day effective yield would have been 3.20%.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM Institutional Tax Free Reserves 2006 Annual Report	1

          Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

CitiSM Institutional Tax Free Reserves Yields as of August 31, 2006 (unaudited)

Seven-day current yield[2]	3.34%

Seven-day effective yield[2]	3.40%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate.

Current fee waivers are voluntary and may be reduced or terminated at any time. Absent these waivers, the seven-day current yield would have been 3.14% and the seven-day effective yield would have been 3.20%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. The Fund’s primary goals are to seek tax-free current income and preservation of capital. As such, we continued to emphasize high quality securities that we believed would help us meet these objectives. Throughout the fiscal year, we emphasized variable rate demand notes, which are short-term tax-exempt instruments whose rates reset daily or weekly. This allowed the Fund to benefit from the rising interest rate environment.

          In terms of the Fund’s weighted average maturity (WAM), it was generally neutral to slightly short of the benchmark over the period. This allowed us to capture higher yields when the Fed raised rates, as the proceeds from the Fund’s maturing securities were reinvested into securities offering higher yields.

What were the leading detractors from performance?

A. As in the past, we conducted extensive credit and yield curveiv analysis to position the Fund’s portfolio. Throughout the reporting period, we maintained a high quality, diversified portfolio and did not invest in any individual securities that we believed would be detrimental to the Fund’s performance.

Q.	Were there any significant changes to the Fund during the reporting period?

A.	There were no significant changes to the Fund’s positioning over the period.

[2]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2	CitiSM Institutional Tax Free Reserves 2006 Annual Report

          Thank you for your investment in the CitiSM Institutional Tax Free Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	Source: iMoney net All Tax-Free Money Market Funds Average.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

CitiSM Institutional Tax Free Reserves 2006 Annual Report	3

Portfolio at a Glance (unaudited)

Tax Free Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

0.0%

5.0%

10.0%

15.0%

20.0%

August 31, 2006

Solid Waste

Electric

Public Facilities

Pollution Control

Housing: Single-Family

Housing: Multi-Family

Finance

Miscellaneous

Utilities

Industrial Development

Transportation

Water & Sewer

Hospitals

Education

General Obligation

   16.4%

   15.0%

   14.1%

   8.7%

   8.2%

   7.5%

   7.5%

   4.7%

   4.3%

4.2%

   2.3%

   2.3%

3.2%

   1.0%

   0.6%

4	CitiSM Institutional Tax Free Reserves 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2006 and held for the six months ended August 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

CitiSM Institutional
Tax Free Reserves	1.64%	$1,000.00	$1,016.40	0.20%	$1.02

(1)	For the six months ended August 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year then divided by 365.

CitiSM Institutional Tax Free Reserves 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

CitiSM Institutional
Tax Free Reserves	5.00%	$1,000.00	$1,024.20	0.20%	$1.02

(1)	For the six months ended August 31, 2006.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

6	CitiSM Institutional Tax Free Reserves 2006 Annual Report

Fund Performance (unaudited)

Total Returns

All Periods Ended August 31, 2006	One Year	Five Years*	Since Inception*†

CitiSM Institutional Tax Free Reserves	3.00%	1.67%	2.49%

iMoneyNet, Inc. Institutional Tax Free
Money Market Funds Average	2.80	1.41	2.26 ‡

*	Average Annual Total Return
†	From 5/21/97 (commencement of operations)
‡	From 5/31/97

7-Day Yields(1)

Annualized Current	3.34%

Effective	3.40

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note:	A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions, including returns of capital, if any. Returns and yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields For CitiSM Institutional Tax Free Reserves vs. iMoneyNet, Inc. Institutional Tax Free Money Market Funds Average

4.50%

3.00%

2.25%

1.50%

0.00%

9/05

10/05

11/05

12/05

1/06

2/06

3/06

4/06

5/06

6/06

7/06

8/06

CitiSM Institutional Tax Free Reserves

iMoneyNet, Inc. Institutional Tax Free
Money Market Funds Average

3.34%

3.17%

3.75%

0.75%

As illustrated, CitiSM Institutional Tax Free Reserves provided a higher annualized seven-day yield compared to that of the iMoneyNet, Inc. Institutional Tax Free Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one year period.

CitiSM Institutional Tax Free Reserves 2006 Annual Report	7

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investment in Tax Free Reserves Portfolio, at value	$1,298,278,511
Prepaid expenses	51,598

Total Assets	1,298,330,109

LIABILITIES:
Distributions payable	917,182
Trustees’ fees payable	51,245
Accrued expenses	74,578

Total Liabilities	1,043,005

Total Net Assets	$1,297,287,104

NET ASSETS:
Par value (Note 3)	$12,974
Paid-in capital in excess of par value	1,297,432,303
Undistributed net investment income	26,275
Accumulated net realized loss on investments	(184,448)

Total Net Assets	$1,297,287,104

Shares Outstanding	1,297,445,277

Net Asset Value	$1.00

See Notes to Financial Statements.

8	CitiSM Institutional Tax Free Reserves 2006 Annual Report

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Income from Tax Free Reserves Portfolio	$53,339,454
Allocated net expenses from Tax Free Reserves Portfolio	(2,516,341)

Total Investment Income	50,823,113

EXPENSES:
Distribution fees (Note 2)	1,706,244
Investment management fee (Note 2)	1,547,174
Legal fees	131,298
Trustees’ fees	85,294
Registration fees	63,071
Transfer agent fees (Note 2)	62,492
Shareholder reports	47,682
Audit and tax	15,533
Custody fees	6,789
Miscellaneous expenses	16,613

Total Expenses	3,682,190
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,834,774)

Net Expenses	847,416

Net Investment Income	49,975,697

Net Realized Loss on Investments From Tax Free Reserves Portfolio	(27,501)

Increase in Net Assets From Operations	$49,948,196

See Notes to Financial Statements.

CitiSM Institutional Tax Free Reserves 2006 Annual Report	9

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$49,975,697	$29,425,797
Net realized loss	(27,501)	(87,832)

Increase in Net Assets From Operations	49,948,196	29,337,965

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(49,949,422)	(29,425,797)

Decrease in Net Assets From Distributions to Shareholders	(49,949,422)	(29,425,797)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	10,776,024,120	14,398,808,487
Reinvestment of distributions	36,742,238	20,178,267
Cost of shares repurchased	(11,368,292,521)	(13,616,848,150)

Increase (Decrease) in Net Assets From Fund Share Transactions	(555,526,163)	802,138,604

Increase (Decrease) in Net Assets	(555,527,389)	802,050,772

NET ASSETS:
Beginning of year	1,852,814,493	1,050,763,721

End of year*	$1,297,287,104	$1,852,814,493

*Includes undistributed net investment income of:	$26,275	—

See Notes to Financial Statements.

10	CitiSM Institutional Tax Free Reserves 2006 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31:

	2006	2005	2004	2003		2002

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000		$1.000

Income From Operations:
Net investment income	0.030	0.018	0.008	0.011		0.016
Net realized gain (loss)(1)	(0.000)	(0.000)	(0.000)	(0.000)		0.000

Total Income From Operations	0.030	0.018	0.008	0.011		0.016

Less Distributions From:
Net investment income	(0.030)	(0.018)	(0.008)	(0.011)		(0.016)
Net realized gain	—	—	—	(0.000	)(1)	—

Total Distributions	(0.030)	(0.018)	(0.008)	(0.011)		(0.016)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000		$1.000

Total Return(2)	3.00%	1.83%	0.83%	1.07%		1.62%

Net Assets, End of Year (millions)	$1,297	$1,853	$1,051	$976		$913

Ratios to Average Net Assets:
Gross expenses(3)	0.38%	0.45%	0.46%	0.47%		0.56%
Net expenses(3)(4)(5)	0.20	0.20	0.23	0.25		0.25
Net investment income	2.94	1.93	0.82	1.03		1.50

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.20%. Prior to April 27, 2004 the voluntary expense limitation was 0.25%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

CitiSM Institutional Tax Free Reserves 2006 Annual Report	11

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Citi Institutional Tax Free Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Institutional Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the “Portfolio”), a management investment company that has the same investment objective as the Fund.

          The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. The Fund records its investment in the Portfolio at value. The value of such investment reflects the Fund’s proportionate interest (approximately 77.3% at August 31, 2006) in the net assets of the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and net realized gain (loss) of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income and net realized gain on the shares of the Fund are declared as of 12:00 noon Eastern Standard Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications

12	CitiSM Institutional Tax Free Reserves 2006 Annual Report

Notes to Financial Statements (continued)

have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and CFM, which became effective on December 1, 2005.

          Prior to October 1, 2005, the Fund paid CFM an investment management fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets. CFM also served as the manager for the Portfolio and received management fees, before any waivers, at an annual rate of 0.20% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 1, 2005, the Fund and the Portfolio paid CFM an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s and the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund	Total

First $1 billion	0.150%	0.100%	0.250%
Next $1 billion	0.150	0.075	0.225
Next $3 billion	0.150	0.050	0.200
Next $5 billion	0.150	0.025	0.175
Over $10 billion	0.150	0.000	0.150

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s and Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s and the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services LMPFA will pay Western Asset 70% of the net management fee that it receives from the Fund.

          During the year ended August 31, 2006, the Fund had an expense limitation in place of 0.20% of the Fund’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA voluntarily waived a portion of their fees in the amount of $1,128,530.

          The Fund’s Board approved PFPC Inc. (“PFPC”) and Boston Financial Data Services, Inc. (“BFDS”), to serve as co-transfer agents for the Fund, effective January 1, 2006. The

CitiSM Institutional Tax Free Reserves 2006 Annual Report	13

Notes to Financial Statements (continued)

principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581 and BFDS is located at 2 Heritage Drive, North Quincy, MA 02171. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and State Street Bank and Trust Co. acted as the Fund’s sub-transfer agents. For the period ended August 31, 2006, the Fund paid transfer agent fees of $1,065 to CTB.

          The Fund’s Board appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board also approved an amended and restated Rule 12b-1 Plan (a “Rule 12b-1”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay monthly fees and an annual rate not to exceed 0.10% of the average daily net assets. The Service fees paid amounted to $1,706,244, all of which was voluntarily waived, for the year ended August 31, 2006.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Fund from Legg Mason or its affiliates.

          Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June 2006 the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement (see Note 8) commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Fund’s allocable share of benefits under this amendment are $50,045.

          Under the previous Retirement Plan (the “Plan”), all Trustees who, were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Fund or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended plans. The maximum retirement benefit was an amount equal to five times

14	CitiSM Institutional Tax Free Reserves 2006 Annual Report

Notes to Financial Statements (continued)

the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.      Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4.      Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A

Daily
9/29/2006	$0.002837

          The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2006	2005

Tax-Exempt Income	$49,949,422	$29,425,797

          As of August 31, 2006, there were no significant differences between the book and tax components of net assets.

          During the taxable year ended August 31, 2006, the Fund utilized $658 of its capital loss carryover available from prior years. As of August 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

8/31/2011	$(8,614)
8/31/2012	(32,843)
8/31/2013	(114,832)

$(156,289)

These amounts will be available to offset any future taxable capital gains.

5.      Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

CitiSM Institutional Tax Free Reserves 2006 Annual Report	15

Notes to Financial Statements (continued)

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

16	CitiSM Institutional Tax Free Reserves 2006 Annual Report

Notes to Financial Statements (continued)

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6.      Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

7.      Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Funds.

8.      Additional Shareholder Information

The Fund’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect

CitiSM Institutional Tax Free Reserves 2006 Annual Report	17

Notes to Financial Statements (continued)

a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

          Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

9.      Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

          On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

18	CitiSM Institutional Tax Free Reserves 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
CitiFunds Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Citi Institutional Tax Free Reserves, a series of CitiFunds Institutional Trust, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Institutional Tax Free Reserves, as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

CitiSM Institutional Tax Free Reserves 2006 Annual Report	19

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed

20	CitiSM Institutional Tax Free Reserves

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board,

CitiSM Institutional Tax Free Reserves	21

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

22	CitiSM Institutional Tax Free Reserves

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Citi Institutional Tax Free Reserves (the “Fund”) are managed under the direction of the Board of Trustees of CitiFunds Institutional Trust (the “Trust”). Information pertaining to the Trustees and certain officers of the Trust is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Tempe-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); former Director, Valero Energy (petroleum refining) (since 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	37	None

CitiSM Institutional Tax Free Reserves	23

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (maufacturing) (1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

24	CitiSM Institutional Tax Free Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to (2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	37	None

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board, Trustee, or Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	167	Trustee Consulting Group Capital Markets Funds

CitiSM Institutional Tax Free Reserves	25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason	N/A	N/A
	Controller	2002- 2004	Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

26	CitiSM Institutional Tax Free Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

CitiSM Institutional Tax Free Reserves	27

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2006 qualify as tax-exempt interest dividends for Federal income tax purposes.

          Please retain this information for your records.

28	CitiSM Institutional Tax Free Reserves

Schedule of Investments (August 31, 2006)

TAX FREE RESERVES PORTFOLIO

Face Amount	Rating‡	Security	Value

SHORT-TERM INVESTMENTS — 99.3%
Alabama — 1.1%
$6,450,000	A-1+	Jefferson County, AL, Sewer Revenue, Capital Improvement
		Warrants, Series A, FGIC-Insured, SPA-JPMorgan Chase,
		3.420%, 9/7/06 (a)	$6,450,000
10,000,000	A-1	Parrish, AL, IDB, PCR, Refunding, Alabama Power Co. Project, 3.600%, 9/1/06 (a)	10,000,000
2,000,000	A-1+	Stevenson, AL, IDB, Environmental Improvement Revenue, Mead Corp. Project, LOC-JPMorgan Chase, 3.500%, 9/6/06 (a)	2,000,000

		Total Alabama	18,450,000

Alaska — 2.4%
5,820,000	A-1+	Alaska State Housing Finance Corp., Certificates, Series 1999-BB, LIQ-Bank of America, 3.560%, 9/7/06 (a)	5,820,000
20,000,000	MIG1(b)	Anchorage, AK, TAN, 4.500% due 12/28/06	20,072,557
15,000,000	A-1+	Valdez, AK Marine Term Revenue, Refunding, ExxonMobil Pipeline Co., Project, Series B, 3.400%, 9/6/06 (a)	15,000,000

		Total Alaska	40,892,557

Arizona — 1.5%
8,700,000	A-1+	McAllister Academic Village Revenue, Arizona State University Project, Series A, AMBAC-Insured, SPA-State Street Bank & Trust, 3.380%, 9/6/06 (a)	8,700,000
15,905,000	A-1	Pine Ridge Village/Campus Heights LLC Arizona Revenue,
		Northern Arizona University Projects, FGIC-Insured, 3.420%, 9/6/06 (a)	15,905,000

		Total Arizona	24,605,000

Arkansas — 0.3%
5,100,000	A-1	Osceola, AR Solid Waste District Revenue, Plum Point Energy Associates LLC Project, LOC-Credit Suisse, 3.430%, 9/7/06 (a)	5,100,000

California — 0.9%
9,850,000	A-1+	California State Department Water Reservoir Power Supply Revenue, Putters, Series 344, AMBAC-Insured, 3.440%, 9/7/06 (a)	9,850,000
1,600,000	A-1+	Los Angeles, CA, Water & Power Revenue, Power System,
		Subordinated Series A-8, 3.360%, 9/7/06 (a)	1,600,000
4,100,000	Aaa(b)	Oakland, CA, GO, Series 756, FGIC-Insured, 3.410%, 9/7/06 (a)	4,100,000

		Total California	15,550,000

Colorado — 1.5%
15,000	Aa1(b)	Colorado Educational & Cultural Facilities Authority, National Jewish Federal Program, Series A-8, LOC-Bank of America, 3.600%, 9/1/06 (a)	15,000
		Colorado Educational & Cultural Facilities Authority Revenue, Refunding:
11,810,000	Aa2(b)	National Jewish Federal Building, Series D-1, LOC-JPMorgan Chase, 3.600%, 9/1/06 (a)	11,810,000
2,100,000	Aa1(b)	National Jewish Federation Bond Program, Series C-3, LOC-U.S. Bank NA, 3.600%, 9/1/06 (a)	2,100,000
10,625,000	A-1+	Colorado Springs, CO, Utilities Revenue, Refunding, Subordinated Lien Improvement, Series A, SPA-Dexia Credit Local, 3.390%, 9/7/06 (a)	10,625,000

		Total Colorado	24,550,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Annual Report	29

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

District of Columbia — 4.9%
$2,950,000	Aa2(b)	District of Columbia Enterprise Zone Revenue, Crowell and
		Moring LLP Project, LOC-Wachovia Bank, 3.460%, 9/6/06 (a)	$2,950,000
		District of Columbia Revenue:
270,000	A-1+	American Psychological Association, LOC-Bank of America,
		3.460%, 9/7/06 (a)	270,000
19,000,000	VMIG1(b)	Georgetown Day School Issue, LOC-SunTrust Bank, 3.410%, 9/6/06 (a)	19,000,000
1,600,000	Aa2(b)	National Public Radio Inc., LOC-SunTrust Bank, 3.410%, 9/6/06 (a)	1,600,000
10,000,000	VMIG1(b)	Sidwell Friends School, LOC-SunTrust Bank, 3.410%, 9/6/06 (a)	10,000,000
9,000,000	A-1+	District of Columbia, GO, Series D-3, SPA-Depfa Bank PLC,
		FSA-Insured, 3.480%, 9/6/06 (a)	9,000,000
		Metropolitan Washington Airports Authority:
15,400,000	NR	Series 2005-A, 3.680% due 11/1/06	15,400,000
		Series 2005-C:
12,000,000	NR	3.600% due 9/12/06	12,000,000
12,000,000	NR	3.730% due 9/14/06	12,000,000

		Total District of Columbia	82,220,000

Florida — 4.5%
4,160,000	NR	Cape Coral, FL, 3.650% due 9/12/06	4,160,000
8,000,000	A-1+	Collier County, FL, IDA, IDR, Avenue Maria Utility Co. Project,
		LOC-SunTrust Bank, 3.460%, 9/6/06 (a)	8,000,000
450,000	Aaa(b)	Florida Housing Finance Corp. Multi-Family Revenue,
		Refunding Mortgage Victoria Park, Series J-1, LIQ-FNMA,
		3.410%, 9/7/06 (a)	450,000
15,000,000	A-1+	Highlands County, FL, Health Facilities Authority Revenue,
		Refunding, Hospital Adventist Health, Series A, FSA-Insured, SPA-Dexia Credit Local, 3.400%, 9/7/06 (a)	15,000,000
7,000,000	VMIG1(b)	Hillsborough County, FL, School Board COP, Series E, MBIA-Insured, SPA-Bank of America, 3.560%, 9/7/06 (a)	7,000,000
18,200,000	NR	Jacksonville Electric Authority, TECP, Series 2000-B, 3.450% due 9/7/06	18,200,000
3,500,000	Aaa	Jacksonville HFA, Housing, Brookwood Forest Apartments,
		LOC-JPMorgan Chase, 3.450%, 9/6/06 (a)(c)	3,500,000
		Jacksonville, FL:
3,000,000	NR	Series A, FGIC-Insured, TECP, LOC-Landesbank Baden-Wurttemberg, 3.470% due 9/7/06	3,000,000
2,955,000	A-1+	Economic Development Commission Special Facilities Airport Revenue, Holland Sheltair, Series A-1, LOC-Bank of America, 3.460%, 9/7/06 (a)	2,955,000
3,300,000	VMIG1(b)	HFA, MFH, Revenue, Refunding, St. Augustine Apartments, LIQ-FNMA, 3.410%, 9/6/06 (a)	3,300,000
10,500,000	Aa2(b)	Lee County, FL, IDA, Educational Facilities Revenue, Canterbury School Inc. Project, LOC-SunTrust Bank, 3.410%, 9/6/06 (a)	10,500,000

		Total Florida	76,065,000

Georgia — 5.1%
7,500,000	A-1+	Atlanta, GA, Airport Revenue, Refunding, General Series, MBIA-Insured, SPA-Landesbank Baden-Wurttemberg, 3.410%, 9/7/06 (a)	7,500,000
7,500,000	VMIG1(b)	Coweta County, GA, Development Authority Revenue, Metro Atlanta YMCA Project, LOC-SunTrust Bank, 3.410%, 9/6/06 (a)	7,500,000

See Notes to Financial Statements.

30	Tax Free Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Georgia — 5.1% (continued)
$4,900,000	VMIG1(b)	De Kalb County, GA, Development Authority, IDR, The Paideia School Inc. Project, LOC-SunTrust Bank, 3.410%, 9/6/06 (a)	$4,900,000
6,600,000	VMIG1(b)	Floyd County, GA, Development Authority Revenue, Berry College Project, LOC-SunTrust Bank, 3.410%, 9/6/06 (a)	6,600,000
		Fulton County, GA, Development Authority Revenue:
18,000,000	A-1+	Piedmont Healthcare Inc., SPA-SunTrust Bank, 3.410%, 9/6/06 (a)	18,000,000
18,000,000	Aa2(b)	Shepherd Center Inc. Project, LOC-SunTrust Bank, 3.410%, 9/6/06 (a)	18,000,000
9,000,000	Aa2(b)	Westminster Schools Inc. Project, LOC-SunTrust Bank, 3.410%, 9/6/06 (a)	9,000,000
2,720,000	Aa2(b)	Liberty County, GA, Industrial Authority, Refunding, Millennium Realty Project, LOC-SunTrust Bank, 3.510%, 9/6/06 (a)(c)	2,720,000
11,385,000	A-1+	Private Colleges & Universities Authority, GA, Revenue, Emory University, Series B-3, 3.380%, 9/7/06 (a)	11,385,000

		Total Georgia	85,605,000

Illinois — 7.9%
		Chicago, IL:
		GO:
29,996,000	VMIG1(b)	Certificates, Series ZC-1, FGIC-Insured, 3.660%, 9/7/06 (a)	29,996,000
3,415,000	A-1+	Neighborhoods Alive Project, Series 21-B, MBIA-Insured, SPA-Lloyds Bank PLC, 3.390%, 9/7/06 (a)	3,415,000
1,500,000	A-1+	Series B, FGIC-Insured, SPA-Landesbank Baden-Wurttemberg, 3.440%, 9/7/06 (a)	1,500,000
1,215,000	A-1+	Water and Revenue Second Lien Notes, 3.450%, 9/6/06 (a)	1,215,000
12,000,000	A-1+	Multifamily Housing Revenue, Central Station Project, Series A, LIQ-Fannie Mae, 3.470%, 9/7/06 (a)	12,000,000
1,330,000	F-1+(d)	O’Hare International Airport Revenue, PT-98, 3.490%, 9/7/06 (a)(c)	1,330,000
3,000,000	NR	Park District, Corp. Purpose TAN, 4.500% due 3/15/07	3,012,104
9,360,000	A-1	Du Page County, IL, Revenue, Benet Academy Capital Building Project, LOC-LaSalle Bank NA, 3.450%, 9/7/06 (a)	9,360,000
12,000,000	Aaa(b)	Grundy Kendall & Will Counties, IL, Community High School District 111, GO, Series B, AMBAC-Insured, SPA-JPMorgan Chase, 3.480%, 9/6/06 (a)	12,000,000
2,000,000	A-1+	Illinois Development Finance Authority Revenue, Residential Rental, LIQ-FHLMC, 3.650%, 9/1/06 (a)	2,000,000
2,300,000	Aaa(b)	Illinois Finance Authority, Alexian Brothers Health Systems C, FSA-Insured, SPA-Harris Bank, 3.400%, 9/7/06 (a)	2,300,000
		Illinois Finance Authority Revenue:
4,125,000	VMIG1(b)	Latin School Project, Series B, LOC-JPMorgan Chase, 3.450%, 9/7/06 (a)	4,125,000
400,000	A-1+	Resurrection Health, Series B, LOC-JPMorgan Chase, 3.600%, 9/1/06 (a)	400,000
1,000,000	A-1	Illinois Health Facilities Authority, Swedish Covenant Hospital,
		Series B, LOC-LaSalle Bank, 3.430%, 9/6/06 (a)	1,000,000
		Illinois Housing Development Authority Revenue:
1,000,000	A-1+	Danbury Court Apartment-Phase II-B, LOC-FHLB, 3.510%, 9/7/06 (a)	1,000,000
8,950,000	A-1+	Homeowner Mortgage, Series A-3, SPA-State Street Bank & Trust Co., 3.480%, 9/6/06 (a)	8,950,000
7,000,000	A-1+	Homeowner Mortgage, Series C-3, SPA-FHLB, 3.480%, 9/6/06 (a)	7,000,000
10,275,000	A-1	Illinois State GO, Series 534, FGIC-Insured, 3.450%, 9/7/06 (a)	10,275,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Annual Report	31

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Illinois — 7.9% (continued)
$5,870,000	F-1+(d)	Northern Illinois University, P-Floats, PT-2640, FGIC-Insured, Credit Enhanced by Merrill Lynch Capital Services Inc., 3.450%, 9/7/06 (a)	$5,870,000
2,915,000	Aa2(b)	Romeoville, IL Revenue, Refunding, Lewis University, LOC-JPMorgan Chase, 3.600%, 9/1/06 (a)	2,915,000
3,650,000	AAA	State of Illinois, GO, FSA-Insured, 5.000% due 9/1/06	3,650,000
10,000,000	A-1+	University of Illinois, University Revenue, Refunding, UIC South Campus Project, Series A, FGIC-Insured, SPA-Dexia Credit Local, 3.430%, 9/6/06 (a)	10,000,000

		Total Illinois	133,313,104

Indiana — 3.9%
6,000,000	A-1+	Indiana Health Facility Financing Authority Revenue, Ascension Health, Series A-2, 3.620%, 6/1/07 (a)	6,000,000
20,800,000	A-1+	Indiana State Development Finance Authority, PSI Energy, Inc. Project, Series A, 3.500%, 9/6/06 (a)(c)	20,800,000
10,400,000	A-1+	Indiana State Finance Authority Environmental Revenue, Refunding, Improvement Ispat Inland Inc., LOC-Royal Bank of Scotland, 3.450%, 9/6/06 (a)	10,400,000
21,980,000	A-1+	Indianapolis, IN, Local Public Improvement Bond Bank, Waterworks Project, Series G-3, MBIA-Insured, SPA-Depfa Bank PLC, 3.410%, 9/7/06 (a)	21,980,000
5,970,000	A-1	Mitchell, IN, School Building Corp., P Floats PT-2727, MBIA-Insured, SPA-Merrill Lynch Capital Services Inc., 3.450%, 9/7/06 (a)	5,970,000

		Total Indiana	65,150,000

Louisiana — 0.4%
3,400,000	P-1(b)	Calcasieu Parish, Inc. Louisiana Industrial Development Board Revenue, Refunding-Hydroserve Westlake, LOC-JPMorgan Chase, 3.560%, 9/6/06 (a)(c)	3,400,000
4,100,000	A-1+	Calcasieu Parish, LA, Public Trust Authority Solid Waste Disposal Revenue, Wpt Corp. Project, LOC-Bank of America, 3.560%, 9/6/06 (a)	4,100,000

		Total Louisiana	7,500,000

Maine — 0.2%
1,200,000	A-1+	Auburn, ME, Revenue Obligation Securities, Morin Brick Co. Project, LOC-Bank of America, 3.460%, 9/7/06 (a)	1,200,000
2,060,000	A-1	Maine Health & Higher EFA Revenue, Series B, AMBAC-Insured, SPA-KBC Bank N.V., 3.410%, 9/6/06 (a)	2,060,000

		Total Maine	3,260,000

Maryland — 3.0%
10,000,000	NR	Anne Arundel County, MD, BAN, GO, TECP, Series A, SPA-Westdeutsche Landesbank, 3.570% due 2/1/07	10,000,000
		Baltimore County, MD:
10,000,000	NR	BAN, Series 95, TECP, LIQ-Westdeutsche Landesbank Girozentrale, 3.590% due 10/4/06	10,000,000
4,500,000	A-1+	EDR, Republic Services Inc. Project, LOC-Bank of America, 3.460%, 9/7/06 (a)	4,500,000

See Notes to Financial Statements.

32	Tax Free Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Maryland — 3.0% (continued)
$13,910,000	Aaa(b)	Howard County, MD, Multi-Family Revenue, Sherwood Crossing Apartments, LIQ-FNMA, 3.410%, 9/7/06 (a)	$13,910,000
6,000,000	Aa2(b)	Maryland State Health & Higher EFA Revenue, Gilman School, LOC-SunTrust Bank, 3.400%, 9/6/06 (a)	6,000,000
6,160,000	Aaa(b)	Montgomery County, MD, Housing Opportunites Commission Multi-Family Revenue, Housing Development, Series C, SPA-Depfa Bank PLC, 3.400%, 9/6/06 (a)	6,160,000

		Total Maryland	50,570,000

Massachusetts — 3.8%
3,000,000	AAA	Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue, Project 6, Series A, MBIA-Insured, 5.000%, 7/1/07 (a)	3,029,957
		Massachusetts State DFA:
9,875,000	A-1	Brooksby Village Inc. Project, LOC-LaSalle Bank, 3.370%, 9/7/06 (a)	9,875,000
13,400,000	VMIG1(b)	MFH, Archstone Readstone, Series A, LOC-PNC Bank, 3.450%, 9/6/06 (a)	13,400,000
1,400,000	A-1+	Revenue, Refunding, Higher Education, Smith College, 3.300%, 9/7/06 (a)	1,400,000
		Massachusetts State HEFA:
29,625,000	A-1+	Partners Healthcare Systems, Series F4, SPA-Bank of America, 3.400%, 9/7/06 (a)	29,625,000
1,015,000	A-1+	Revenue, Williams College, Series J, 3.430%, 9/7/06 (a)	1,015,000
5,890,000	SP-1+	Worcester MA, GO, BAN, 4.500% due 11/10/06	5,899,565

		Total Massachusetts	64,244,522

Michigan — 2.7%
		Detroit, MI:
1,975,000	A-1	City School District, P Floats PT-3126, FSA-Insured, LIQ-Merrill Lynch Capital Services Inc., 3.440%, 9/7/06 (a)	1,975,000
1,735,000	A-1+	City School District GO, Series 388, FGIC-Insured, 3.450%, 9/7/06 (a)	1,735,000
10,000,000	A-1+	Sewer Disposal Revenue, Systems Second Lien, Series A, FGIC-Insured, SPA-Depfa Bank PLC, 3.410%, 9/7/06 (a)	10,000,000
10,000,000	A-1+	Water Supply System, Second Lien, Series B, FSA-Insured, SPA-Depfa Bank PLC, 3.410%, 9/7/06 (a)	10,000,000
1,000,000	A-1	Ecorse, MI, Public School District, P Floats Pt-2680, FSA/Q-BSLF-Insured, Credit Enhanced by Merrill Lynch Capital Services Inc., 3.440%, 9/7/06 (a)	1,000,000
6,000,000	SP-1+	Kalamazoo, MI, GO, TAN, 4.250% due 12/1/06	6,009,431
5,000,000	SP-1+	Michigan Municipal Bond Authority Revenue, Notes, Series B-2, LOC-Bank of Nova Scotia, 4.500% due 8/20/07	5,038,233
6,885,000	F-1+(d)	Michigan State Building Authority, P-Floats PT-2807, AMBAC-Insured, SPA-Merrill Lynch Capital Services Inc., 3.440%, 9/7/06 (a)	6,885,000
2,100,000	A-1	Royal Oak Michigan Hospital Finance Authority Revenue, Refunding, William Beaumont, Series U, AMBAC-Insured, SPA-Morgan Stanley, 3.420%, 9/1/06 (a)	2,100,000

		Total Michigan	44,742,664

Minnesota — 2.5%
20,875,000	A-1+	Minneapolis City, MN, Health Care System Revenue, Fairview Health Services, Series B, AMBAC-Insured, SPA-Royal Bank of Canada, 3.380%, 9/6/06 (a)	20,875,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Annual Report	33

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Minnesota — 2.5% (continued)
$16,619,000	NR	Minneapolis St. Paul Metropolitan Airport Commission, MN, TECP, Series A, 3.550% due 11/6/06	$16,619,000
5,000,000	VMIG1(b)	Minnetonka, MN, MFH, Refunding-Minnetonka Hills Apartments, LIQ-Fannie Mae, 3.420%, 9/7/06 (a)	5,000,000

		Total Minnesota	42,494,000

Mississippi — 0.6%
9,400,000	A-1+	Mississippi Development Bank Special Obligation, Wilkinson County Correction Facility, Series B, FGIC-Insured, SPA-Royal Bank of Canada, 3.410%, 9/7/06 (a)	9,400,000

Missouri — 0.2%
2,500,000	A-1	Kansas City, MO, IDA, MFH Revenue, Clay Terrace Apartments Project, LOC-Lasalle Bank N.A., 3.500%, 9/7/06 (a)	2,500,000
1,000,000	A-1+	Missouri State HEFA, Washington University, Series B, SPA-Dexia Credit Local, 3.420%, 9/1/06 (a)	1,000,000

		Total Missouri	3,500,000

Nebraska — 2.8%
5,823,000	A-1+	American Public Energy Agency Nebraska, Gas Supply Revenue, Series A, SPA-Societe Generale, 3.420%, 9/7/06 (a)	5,823,000
1,320,000	A-1+	Nebraska Investment Finance Authority Single Family Housing Revenue, Series C, SPA-FHLB, 3.490%, 9/6/06 (a)	1,320,000
12,000,000	NR	Nebraska Public Power District, Series A, 3.500% due 10/4/06	12,000,000
		Omaha Public Power District:
13,200,000	NR	3.480% due 9/6/06	13,200,000
1,000,000	NR	3.500% due 9/6/06	1,000,000
13,000,000	NR	3.600% due 9/6/06	13,000,000

		Total Nebraska	46,343,000

Nevada — 4.0%
15,000,000	NR	Clark County, NV, 3.350% due 9/8/06	15,000,000
		Las Vegas Valley Water District:
15,000,000	NR	3.430% due 9/5/06	15,000,000
13,600,000	NR	3.350% due 9/8/06	13,600,000
19,300,000	NR	3.550% due 9/8/06	19,300,000
4,500,000	A-1+	Nevada Housing Division Single Family Mortgage Revenue, Guaranteed Mortgage Backed Securities Program, Series A, LIQ-JPMorgan Chase, 3.450%, 9/7/06 (a)	4,500,000

		Total Nevada	67,400,000

New Hampshire — 0.5%
7,520,000	A-1+	New Hampshire State, HEFA Revenue, Dartmouth College, SPA-JPMorgan Chase, 3.390%, 9/6/06 (a)	7,520,000

New Jersey — 1.9%
6,005,000	F-1+(d)	Moorestown Township, NJ School District, P-Floats PT-2777, MBIA-Insured, SPA-Merrill Lynch Capital Services Inc., 3.440%, 9/7/06 (a)	6,005,000
4,800,000	F-1+(d)	New Jersey Health Care Facilities Financing Authority Revenue, Series 961, FGIC-Insured, 3.430%, 9/7/06 (a)	4,800,000
4,953,500	F-1+(d)	New Jersey Transportation Trust Fund Authority, Floaters, Series 941D, FSA-CR-Insured, Credit Enhanced by Morgan Stanley, 3.430%, 9/7/06 (a)	4,953,500

See Notes to Financial Statements.

34	Tax Free Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

New Jersey — 1.9% (continued)
$8,923,000	NR	Randolph Township, NJ, GO, BAN, 4.250% due 2/23/07	$8,950,049
7,470,000	MIG1(b)	Township of Brick New Jersey, BAN, 4.250% due 12/7/06	7,488,908

		Total New Jersey	32,197,457

New York — 4.3%
		Metropolitan Transportation Authority of New York Revenue,
		TECP, LOC-ABN AMRO:
5,000,000	NR	3.570% due 12/1/06	5,000,000
20,000,000	NR	3.600% due 2/6/07	20,000,000
		New York City, NY, TFA:
46,505,000	A-1+	Future Tax Secured, Series C, SPA-Bayerische Landesbank, 3.430%, 9/6/06 (a)	46,505,000
1,435,000	A-1+	Revenue, New York City Recovery, Series 1, Subordinated Series 1-D, LIQ-Landesbank Hessen, 3.580%, 9/1/06 (a)	1,435,000

		Total New York	72,940,000

North Carolina — 2.8%
5,000,000	A-1+	Mecklenburg County, NC, Series C, SPA-Bank of America, 3.400%, 9/7/06 (a)	5,000,000
		New Hanover County, NC:
6,750,000	A-1+	GO, SPA-Wachovia Bank, 3.500%, 9/7/06 (a)	6,750,000
10,135,000	A-1+	Hospital Revenue, Refunding, New Hanover Regional, Series A-1, FSA-Insured, SPA-Wachovia Bank, 3.400%, 9/6/06 (a)	10,135,000
5,900,000	Aa1(b)	North Carolina Capital Facilities Finance Agency Educational Facilities Revenue, Shaw University, LOC-Bank of America, 3.410%, 9/7/06 (a)	5,900,000
		North Carolina Medical Care Commission Hospital Revenue:
5,500,000	A-1+	Baptist Hospitals Project, SPA-Wachovia Bank, 3.430%, 9/6/06 (a)	5,500,000
1,800,000	A-1+	North Carolina Baptist Hospital Project, Series B, SPA-Wachovia Bank, 3.400%, 9/7/06 (a)	1,800,000
10,000,000	A-1+	North Carolina State Education Assistance Authority, Student Loan, Series A-1, AMBAC-Insured, SPA-Royal Bank of Canada, 3.450%, 9/7/06 (a)	10,000,000
1,250,000	AAA	North Carolina State, GO, Refunding, Series E, 4.000% due 2/1/07	1,251,933

		Total North Carolina	46,336,933

Ohio — 4.9%
830,000	A-1+	Cleveland-Cuyahoga County, OH, Port Authority Revenue, 96th Research Building Project, LOC-Fifth Third Bank, 3.480%, 9/6/06 (a)	830,000
5,100,000	A-1+	Columbus, OH, GO, San Sewer, Series 1, 3.370%, 9/7/06 (a)	5,100,000
		Franklin County, OH, Hospital Revenue, Childrens Hospital:
18,880,000	VMIG1(b)	AMBAC-Insured, SPA-National City Bank, 3.400%, 9/7/06 (a)	18,880,000
20,000,000	VMIG1(b)	Project, AMBAC-Insured, 3.400%, 9/7/06 (a)	20,000,000
9,000,000	A-1+	Ohio State, Air Quality Development Authority Revenue, Akron Steel, Series A, LOC-ABN AMRO Bank NV, 3.520%, 9/6/06 (a)(c)	9,000,000
		Ohio State, GO:
3,535,000	A-1+	Common Schools, Series A, 3.430%, 9/6/06 (a)	3,535,000
12,000,000	A-1+	Common Schools, Series C, 3.380%, 9/6/06 (a)	12,000,000
13,145,000	NR	Ohio State University, 3.340% due 9/8/06	13,145,000

		Total Ohio	82,490,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Annual Report	35

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Oklahoma — 1.3%
$22,000,000	A-1+	Oklahoma State Student Loan Authority Revenue, Student Loan Bonds & Notes, Series A, MBIA-Insured, 3.450%, 9/6/06 (a)(c)	$22,000,000

Oregon — 0.5%
5,000,000	A-1+	Oregon State Department of Transportation Highway User Tax Revenue, Subordinated Lien, Series B-1, LOC-Dexia Credit Local, 3.370%, 9/7/06 (a)	5,000,000
3,435,000	SP-1+	Oregon State, GO, TAN, Series A, 4.500% due 11/27/06	3,441,901

		Total Oregon	8,441,901

Pennsylvania — 7.1%
4,500,000	Aaa(b)	Easton, PA, Area School District, GO, Series 2005, FSA-Insured, SPA-Royal Bank of Canada, 3.410%, 9/7/06 (a)	4,500,000
1,900,000	A-1+	Geisinger Authority, PA, Health Systems Revenue, Geisinger Health Systems, Series B, SPA-Wachovia Bank, 3.580%, 9/1/06 (a)	1,900,000
6,950,000	Aaa(b)	Middletown, PA, Area School District, FSA-Insured, SPA-RBC Centura Bank, 3.430%, 9/7/06 (a)	6,950,000
4,300,000	Aaa(b)	North Pennsylvania Water Authority, FGIC-Insured, BPA-Depfa Bank Europe, 3.430%, 9/7/06 (a)	4,300,000
7,000,000	A-1+	North Wales Pennsylvania Water Authority, FSA-Insured, SPA-Dexia Credit Local, 3.400%, 9/7/06 (a)	7,000,000
6,000,000	A-1	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, Shippingport Project, Series A, LOC-PNC Bank, 3.560%, 9/6/06 (a)	6,000,000
6,745,000	A-1	Pennsylvania State GO, PA 895, FGIC-Insured, 3.440%, 9/7/06 (a)	6,745,000
4,995,000	A-1+	Pennsylvania State Turnpike Community Oil Franchise Tax Revenue, Series 366, MBIA-Insured, 3.450%, 9/7/06 (a)	4,995,000
		Philadelphia, PA:
3,400,000	Aaa(b)	Authority for Industrial Development Revenue, The Franklin Institute Project, LOC-Bank of America, 3.400%, 9/7/06 (a)	3,400,000
		Gas Works Revenue:
6,050,000	NR	3.570% due 9/1/06	6,050,000
5,300,000	A-1+	Fifth Series A2, LOC-JPMorgan Chase, LOC-Bank of Nova Scotia, 3.450%, 9/7/06 (a)	5,300,000
10,000,000	SP-1+	GO, TRAN, 4.500% due 6/29/07	10,058,100
		Hospitals & Higher EFA:
2,000,000	A-1+	Children’s Hospital Project, Series B, SPA-JPMorgan Chase & Westdeutsche Landesbank, 3.600%, 9/1/06 (a)	2,000,000
10,750,000	A-1	Revenue, Temple University Health, Series B, LOC-PNC Bank, 3.400%, 9/7/06 (a)	10,750,000
14,500,000	A-1+	Temple University Health, Series A, LOC-Wachovia Bank, 3.430%, 9/7/06 (a)	14,500,000
24,200,000	A-1+	Saint Mary Hospital Authority Bucks County, Catholic Health, Series C, 3.430%, 9/6/06 (a)	24,200,000

		Total Pennsylvania	118,648,100

South Carolina — 2.7%
6,700,000	A-1+	Oconee County, SC, PCR, Refunding-Facilities Duke, Remarketed 11/03/03, LOC-SunTrust Bank, 3.410%, 9/7/06 (a)	6,700,000
9,100,000	F-1+(d)	South Carolina EFA for Private Non Profit Institutions, Columbia College Project, LOC- Bank of America, 3.460%, 9/7/06 (a)	9,100,000

See Notes to Financial Statements.

36	Tax Free Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

South Carolina — 2.7% (continued)
		South Carolina Jobs EDA:
$11,300,000	VMIG1(b)	EDR, Vista Hotel Partners LLC, LOC-SunTrust Bank, 3.460%, 9/6/06 (a)	$11,300,000
4,975,000	A-1+	Hospital Facilities Revenue, Sisters Charity Providence Hospital, LOC-Wachovia Bank, 3.410%, 9/7/06 (a)	4,975,000
7,000,000	VMIG1(b)	Revenue, Executive Kitchens Inc. Project, LOC-SunTrust Bank, 3.460%, 9/6/06 (a)(c)	7,000,000
3,745,000	A-1+	South Carolina State Housing Finance & Development Authority Multi-Family Revenue, Rental Housing, Rocky Creek, LOC-Wachovia Bank, 3.460%, 9/7/06 (a)	3,745,000
2,475,000	A-1	South Carolina Transportation Infrastructure Bank Revenue, Series 316, AMBAC-Insured, 3.450%, 9/7/06 (a)	2,475,000

		Total South Carolina	45,295,000

South Dakota — 0.3%
5,000,000	A-1+	South Dakota Housing Development Authority, Home Ownership Mortgage, Series C-2, SPA-Landesbank Hessen-Thuringen, 3.370%, 9/7/06 (a)	5,000,000

Tennessee — 3.6%
		Jackson, TN, Energy Authority:
2,630,000	Aaa(b)	Gas System Revenue, LIQ-SunTrust Bank, FSA-Insured, 3.400%, 9/6/06 (a)	2,630,000
5,800,000	Aaa(b)	Water Systems Revenue, FSA-Insured, LIQ-SunTrust Bank, 3.400%, 9/6/06 (a)	5,800,000
13,830,000	A-1+	Memphis, TN, Electric Systems Revenue, Series 378, MBIA-Insured, LIQ-JPMorgan Chase, 3.450%, 9/7/06 (a)	13,830,000
		Metropolitan Government of Nashville & Davidson County, TN:
10,000,000	NR	GO, TECP, 3.620% due 9/5/06	10,000,000
		TECP, Vanderbilt University, Series 04A:
7,900,000	NR	3.450% due 9/6/06	7,900,000
9,540,000	NR	3.370% due 9/8/06	9,540,000
25,000	VMIG1(b)	Montgomery County, TN, Public Building Authority, Pooled Financing, Tennessee County Loan Pool, LOC-Bank of America, 3.580%, 9/1/06 (a)	25,000
4,250,000	VMIG1(b)	Morristown, TN, Industrial Development Board Revenue, Industrial Automotive Products, LOC-Landesbank Baden, 3.510%, 9/6/06 (a)(c)	4,250,000
7,000,000	Aaa(b)	Sumner County, TN, GO, Jail Capital Outlay Extension Notes, LOC-SunTrust Bank, 3.400%, 9/6/06 (a)	7,000,000

		Total Tennessee	60,975,000

Texas — 7.9%
2,000,000	NR	Arlington Texas, GO, TECP, Series A, 3.480% due 9/21/06	2,000,000
8,875,000	A-1+	Austin, TX, Water & Wastewater, FSA-Insured, SPA-Landesbank Baden-Wurttemberg, 3.420%, 9/7/06 (a)	8,875,000
12,250,000	VMIG1(b)	Brazos River Authority Texas Pollution Control Revenue, Refunding TXU-A-Remarketed 1/3/05, LOC-Wachovia Bank, 3.500%, 9/6/06 (a)(c)	12,250,000
10,000,000	NR	El Paso, TX, TECP, Series A, 3.460% due 9/5/06	10,000,000
2,270,000	F-1+(d)	Garland, TX Electric System Revenue, P Floats Pt-2677, FSA-Insured, LIQ-Merrill Lynch Capital Services Inc., 3.450%, 9/7/06 (a)	2,270,000
9,200,000	VMIG1(b)	Gulf Coast IDA Texas Environmental Facilities Revenue, Citgo Petroleum Corp. Project, 3.620%, 9/6/06 (a)(c)	9,200,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Annual Report	37

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Texas — 7.9% (continued)
$2,540,000	Aaa(b)	Harris County, TX, Health Facilities Development Corp. Revenue, YMCA of Greater Houston Area, LOC-JPMorgan Chase, 3.600%, 9/1/06 (a)	$2,540,000
3,400,000	NR	Houston, TX, Higher Educational Finance Corp., Rice University TECP, Series A, 3.500% due 10/3/06	3,400,000
12,500,000	NR	Houston, TX, Utility System Revenue, 3.400% due 10/2/06	12,500,000
5,560,000	F-1+(d)	McKinney, TX, P-Floats PT-2722, 3.450%, 9/7/06 (a)	5,560,000
15,700,000	A-1+	North Texas Throughway Authority Dallas North Throughway System Revenue, Series B, FSA-Insured, 3.450%, 9/6/06 (a)	15,700,000
10,000,000	A-1+	North Texas Tollway Authority, Dallas North Thruway Systems Authority, Series C, FGIC-Insured, SPA-Depfa Bank PLC, 3.450%, 9/6/06 (a)	10,000,000
7,285,000	A-1	Nueces River Authority, Water Supply Revenue, Pt-2821, FSA-Insured, SPA-Merrill Lynch Capital Services Inc., 3.450%, 9/7/06 (a)	7,285,000
735,000	A-1+	Tarrant County, TX, Health Facilities Development Corp. Revenue, Adventist/Sunbelt, Series A, LOC-SunTrust Bank, 3.400%, 9/7/06 (a)	735,000
4,400,000	NR	Texas A&M University, Series B, 3.470% due 9/5/06	4,400,000
6,604,000	NR	University of North Texas, 3.540% due 11/1/06	6,604,000
20,000,000	A-1+	Weatherford, TX, ISD, Series A, PSF-GTD-Insured, SPA-Depfa Bank PLC, 3.820%, 8/1/07 (a)	20,000,000

		Total Texas	133,319,000

Utah — 2.0%
800,000	A-1	Carbon County, UT, PCR, Refunding Pacificorp Projects, AMBAC-Insured, 3.450%, 9/1/06 (a)	800,000
		Utah Housing Corp. Single Family Mortgage Revenue:
2,310,000	A-1+	Series B, Class I, SPA-Westdeutsche Landesbank, 3.490%, 9/6/06 (a)	2,310,000
4,805,000	A-1+	Series D, Class 1, LIQ-Bayerische Landesbank, 3.490%, 9/6/06 (a)	4,805,000
4,860,000	Aaa(b)	Series D-1, Class I, SPA-FHLB, 3.490%, 9/6/06 (a)	4,860,000
2,400,000	Aaa(b)	Series F-1, Class I, SPA-FHLB, 3.490%, 9/6/06 (a)(c)	2,400,000
8,340,000	A-1+	Utah Housing Corp., Single Family Mortgage Revenue, Series A-1, Class I, SPA-Westdeutsche Landesbank, 3.490%, 9/6/06 (a)	8,340,000
1,885,000	A-1+	Utah State Housing Finance Agency, Single Family Mortgage, Series F-2, Class I, SPA-Bayerische Landesbank, 3.490%, 9/6/06 (a)	1,885,000
7,700,000	F-1+(d)	Utah Water Finance Agency Revenue, P Floats PT-2740, AMBAC-Insured, SPA-Merrill Lynch Capital Services Inc., 3.450%, 9/7/06 (a)	7,700,000

		Total Utah	33,100,000

Virginia — 0.3%
4,940,000	A-1	Virginia College Building Authority, VA Educational Facilities Revenue, Series 134, FSA-Insured, 3.450%, 9/7/06 (a)	4,940,000

Washington — 3.0%
2,600,000	F-1+(d)	Everett, WA, GO, LOC-Bank of America, 3.460%, 9/7/06 (a)	2,600,000
7,200,000	NR	Everett, WA, Public Facilities, 3.450% due 12/5/06	7,200,000
4,835,000	F-1+(d)	Pierce County, WA, GO, Series 2840, AMBAC-Insured, SPA-Merrill Lynch Capital Services Inc., 3.450%, 9/7/06 (a)	4,835,000
13,400,000	A-1+	Port of Seattle, WA, Revenue, Subordinated Lien, LOC-Fortis Bank NV, 3.480%, 9/6/06 (a)(c)	13,400,000
4,500,000	A-1+	Seattle, WA, Water System Revenue, Series B, LOC-Bayerische Landesbank, 3.320%, 9/6/06 (a)	4,500,000
3,300,000	F-1+(d)	Washington State GO, Series 438Z, MBIA-Insured, 3.450%, 9/7/06 (a)	3,300,000

See Notes to Financial Statements.

38	Tax Free Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Washington — 3.0% (continued)
$9,400,000	A-1+	Washington State Health Care Facilities Authority, Empire Health Services, LOC-U.S. Bank N.A., 3.430%, 9/6/06 (a)	$9,400,000
5,250,000	Aaa(b)	Washington State Housing Finance Community MFH, Vintage Everett Living, Series A, LIQ-Fannie Mae, 3.470%, 9/7/06 (a)(c)	5,250,000

		Total Washington	50,485,000

Wisconsin — 1.7%
5,925,000	F-1+(d)	D C Everest, WI, Area School District, GO, P Floats Pt-2772, FSA-Insured, SPA-Merrill Lynch Capital Services Inc., 3.450%, 9/7/06 (a)	5,925,000
4,995,000	A-1+	Verona, WI, IDR, Latitude Corp. Project, LOC-US Bank N.A., 3.520%, 9/7/06 (a)(c)	4,995,000
3,055,000	A-1+	Wisconsin Housing & EDA, Housing Revenue, Series B, FSA-Insured, SPA-Federal Home Loan Bank, 3.480%, 9/6/06 (a)	3,055,000
		Wisconsin State, HEFA Revenue:
3,500,000	A-1	Aurora Health Care, Inc., Series C, LOC- KBC Bank NV & Bank of Nova Scotia, 3.430%, 9/6/06 (a)	3,500,000
4,000,000	A-1+	Gundersen Lutheran, Series A, FGIC-Insured, SPA-Dexia Credit Local, 3.650%, 12/7/06 (a)	4,000,000
7,500,000	VMIG1(b)	Jewish Home and Care Center, LOC-JPMorgan Chase, 3.450%, 9/7/06 (a)	7,500,000

		Total Wisconsin	28,975,000

Wyoming — 0.3%
5,000,000	A-1+	Wyoming CDA Housing Revenue, Series 7, SPA-State Street Bank & Trust Co., 3.480%, 9/6/06 (a)	5,000,000

		TOTAL INVESTMENTS — 99.3% (Cost — $1,668,618,238#)	1,668,618,238
		Other Assets in Excess of Liabilities — 0.7%	11,386,641

		TOTAL NET ASSETS — 100.0%	$1,680,004,879

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Rating by Fitch Ratings Service. All ratings are unaudited.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Annual Report	39

Schedule of Investments (August 31, 2006) (continued)

Abbreviations used in this schedule:

AMBAC	–	Ambac Assurance Corporation	HFA	–	Housing Finance Authority
BAN	–	Bond Anticipation Notes	IDA	–	Industrial Development Authority
BPA	–	Bond Purchase Agreement	IDB	–	Industrial Development Board
CDA	–	Community Development Authority	IDR	–	Industrial Development Revenue
COP	–	Certificate of Participation	ISD	–	Independent School District
CR	–	Custodial Receipts	LIQ	–	Liquidity Facility
DFA	–	Development Finance Agency	LOC	–	Letter of Credit
EDA	–	Economic Development Authority	MBIA	–	Municipal Bond Investors Assurance Corporation
EDR	–	Economic Development Revenue	MFH	–	Multi-Family Housing
EFA	–	Educational Facilities Authority	PCR	–	Pollution Control Revenue
FGIC	–	Financial Guaranty Insurance Company	PSF	–	Permanent School Fund
FHLB	–	Federal Home Loan Bank	Q-BSLF	–	Qualified School Bond Loan Fund
FHLMC	–	Federal Home Loan Mortgage Corporation	SPA	–	Standby Bond Purchase Agreement
FNMA	–	Federal National Mortgage Association	TAN	–	Tax Anticipation Notes
FSA	–	Financial Security Assurance	TECP	–	Tax Exempt Commercial Paper
GO	–	General Obligation	TFA	–	Transitional Finance Authority
GTD	–	Guaranteed	TRAN	–	Tax and Revenue Anticipation Notes
HEFA	–	Health & Educational Facilities Authority

Summary of Investments by Industry* (unaudited)

General Obligation	16.4%
Education	15.0
Hospitals	14.1
Water & Sewer	8.7
Transportation	8.2
Industrial Development	7.5
Utilities	7.5
Miscellaneous	4.7
Finance	4.3
Housing: Multi-Family	4.2
Housing: Single-Family	3.2
Pollution Control	2.3
Public Facilities	2.3
Electric	1.0
Solid Waste	0.6

100.0%

*As a percentage of total investments. Please note that Fund holdings are as of August 31, 2006 and are subject to change.

See Notes to Financial Statements.

40	Tax Free Reserves Portfolio 2006 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC,
CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

Tax Free Reserves Portfolio 2006 Annual Report	41

Bond Ratings (unaudited) (continued)

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AAA” to “CC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC
and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

MIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.

VMIG 1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

42	Tax Free Reserves Portfolio 2006 Annual Report

Tax Free Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at amortized cost	$1,668,618,238
Cash	2,356,207
Interest receivable	9,380,932

Total Assets	1,680,355,377

LIABILITIES:
Investment management fee payable	219,392
Trustees’ fees payable	66,472
Accrued expenses	64,634

Total Liabilities	350,498

Total Net Assets	$1,680,004,879

REPRESENTED BY:
Paid-in capital	$1,680,004,879

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Annual Report	43

Tax Free Reserves Portfolio

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Interest (Note 1)	$65,597,573

EXPENSES:
Investment management fee (Note 2)	3,245,227
Custody fees	140,784
Legal fees	63,460
Audit and tax	21,833
Trustees’ fees	12,618
Shareholder reports	4,951
Miscellaneous expenses	1,747

Total Expenses	3,490,620
Less: Fee waivers and/or expense reimbursements (Note 2)	(397,429)
Fees paid indirectly (Note 1)	(313)

Net Expenses	3,092,878

Net Investment Income	62,504,695

Net Realized Loss on Investments	(33,798)

Increase in Net Assets From Operations	$62,470,897

See Notes to Financial Statements.

44	Tax Free Reserves Portfolio 2006 Annual Report

Tax Free Reserves Portfolio

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$62,504,695	$38,383,740
Net realized loss	(33,798)	(132,355)

Increase in Net Assets From Operations	62,470,897	38,251,385

CAPITAL TRANSACTIONS:
Proceeds from contributions	6,170,239,041	9,060,663,346
Value of withdrawals	(6,813,869,686)	(8,353,002,415)

Increase (Decrease) in Net Assets From Capital Transactions	(643,630,645)	707,660,931

Increase (Decrease) in Net Assets	(581,159,748)	745,912,316

NET ASSETS:
Beginning of year	2,261,164,627	1,515,252,311

End of year	$1,680,004,879	$2,261,164,627

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2006 Annual Report	45

Tax Free Reserves Portfolio

Financial Highlights
For the years ended August 31,

	2006	2005	2004	2003	2002

Net Assets, End of Year (000s)	$1,680	$2,261	$1,515	$1,511	$1,465

Total Return(1)	3.05%	1.88%	0.91%	1.17%	1.72%

Ratios to Average Net Assets:
Gross expenses	0.17%	0.23%	0.23%	0.24%	0.24%
Net expenses(2)(3)(4)	0.15	0.15	0.15	0.15	0.15
Net investment income	2.99	1.95	0.90	1.14	1.64

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	As a result of an expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.15%.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)	There was no impact to the expense ratio as result of fees paid indirectly.

See Notes to Financial Statements.

46	Tax Free Reserves Portfolio 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Tax Free Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2006, all investors in the Portfolio were funds advised by the manager of the fund or its affiliates.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

          (c) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg

Tax Free Reserves Portfolio 2006 Annual Report	47

Notes to Financial Statements (continued)

Mason. Completion of the sale caused the Portfolio’s then existing investment management contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and CFM, which became effective on December 27, 2005. An interim management agreement took effect upon closing of the sale and continued in effect until December 27, 2005.

          Prior to October 1, 2005, the Portfolio paid CFM an investment management fee calculated at an annual rate of 0.20% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 27, 2005, the Portfolio paid CFM an investment management fee calculated at an annual rate of 0.15% of the Portfolio’s average daily net assets.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Portfolio remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Portfolio. The Portfolio’s investment management fee remains unchanged. For its services LMPFA will pay Western Asset 70% of the net management fee that it receives from the Portfolio.

          During the year ended August 31, 2006, the Portfolio had an expense limitation in place of 0.15% of the Portfolio’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA voluntarily waived a portion of their fees in the amount of $350,356. In addition, during the year ended August 31, 2006, the Portfolio was reimbursed for expenses amounting to $47,073.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Portfolio from Legg Mason or its affiliates.

          Certain officers and one Trustee of the Portfolio are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June 2006, the Portfolio’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Portfolio) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Portfolio’s allocable share of benefits under this amendment are $61,139.

48	Tax Free Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

          Under the previous Retirement Plan (the “Plan”), all Trustees who were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Trust or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.	Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at August 31, 2006, for federal income tax purposes, amounted to $1,668,618,238.

4.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives

Tax Free Reserves Portfolio 2006 Annual Report	49

Notes to Financial Statements (continued)

existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Portfolio’s Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

5.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Fund’s management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

50	Tax Free Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Portfolio’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

6.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Portfolio.

7.	Additional Investor Information

The Portfolio’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking investor approval for those initiatives where investor approval is required. As a result, Portfolio investors will be asked to elect a new Board, approve matters that will result in the Portfolio being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Portfolio as a Maryland business trust, with all funds operating under uniform charter documents. Portfolio investors also will be asked to approve investment matters, including standardized fundamental investment policies.

          Materials describing these matters are expected to be sent to investors later in 2006. If investor approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

8.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude

Tax Free Reserves Portfolio 2006 Annual Report	51

Notes to Financial Statements (continued)

that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Portfolio will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Portfolio is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

          On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

52	Tax Free Reserves Portfolio 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Tax Free Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax Free Reserves Portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio, as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

Tax Free Reserves Portfolio 2006 Annual Report	53

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Portfolio and the Manager. The Portfolio’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Portfolio’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Portfolio, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Portfolio. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board Members noted that the portfolio management team was expected to be the same as then managing the Portfolio.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Portfolio Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Portfolio as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for each fund investing in the Portfolio. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Portfolio to

54	Tax Free Reserves Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Portfolio’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Portfolio’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Portfolio, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Portfolio’s management fee and the Portfolio’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Portfolio under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Portfolio, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Portfolio and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Portfolio’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Portfolio’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will

Tax Free Reserves Portfolio	55

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

56	Tax Free Reserves Portfolio

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 23 through 27 of this report.

Tax Free Reserves Portfolio	57

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CitiSM
Institutional Tax Free Reserves

TRUSTEES Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER
(OF TAX FREE RESERVES
PORTFOLIO)
Legg Mason Partners Fund
   Advisor, LLC

SUBADVISER
Western Assset
   Management Company

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENTS
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

CUSTODIAN
State Street Bank and Trust
   Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

CitiSM
Institutional Tax Free Reserves

The Fund is a separate investment fund of CitiFunds Institutional Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report is submitted
for the general information
of the shareholders of
CitiSM Institutional Tax Free
Reserves.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIDC

CFA/INS TF/806     SR06-157

 SM

Citi
Institutional Cash Reserves

ANNUAL REPORT

AUGUST 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM Institutional Cash Reserves

Annual Report • August 31, 2006

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i growth slipped to 1.7% during the fourth quarter. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according final estimates released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

          The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

          Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the 12 months ended August 31, 2006, two-year Treasury yields increased from 3.84% to 4.79%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.74%. Given the increase in short-term rates, the yields available from money market instruments rose over the 12-month reporting period.

CitiSM Institutional Cash Reserves	I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

II	CitiSM Institutional Cash Reserves

Fund Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Interest rates moved broadly higher across the yield curvei during the reporting period, driven by continued Federal Reserve Board (“Fed”)ii rate hikes, a stronger-than-expected economy and a mild increase in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat.

          The economy bounced back strongly from its weak showing in the fourth quarter of 2005, with the U.S. Commerce Department reporting gross domestic product (“GDP”)iii growth of over 5% in the first quarter. GDP then slowed back down to 2.6% in the second quarter. Inflation concerns were fueled by rising gold, industrial commodity and energy prices, as well as a decline in the dollar against most major currencies. The housing market exhibited signs of a spreading slowdown which, in turn, gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to end its tightening cycle. The labor market exhibited modest job growth, with the U.S. Department of Labor reporting that unemployment declined from 5.1% to 4.7%.

          The Fed raised the federal funds rateiv, a barometer of short-term interest rates, by 0.25% at its first seven meetings during the reporting period, bringing the federal funds rate to 5.25%. However, during its August meeting, the Fed paused from further tightening, as it adopted a wait-and-see attitude to judge the extent to which the housing slowdown would impact the rest of the economy.

CitiSM Institutional Cash Reserves 2006 Annual Report	1

Performance Review

As of August 31, 2006, the seven-day current yield for Class L shares of CitiSM Institutional Cash Reserves was 5.16% and its seven-day effective yield, which reflects compounding, was 5.30%.1

          Both reflect a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 5.02% and the seven-day effective yield would have been 5.16%.

          The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio.

CitiSM Institutional Cash Reserves Yields As Of August 31, 2006 (unaudited)

	Seven Day Current Yield[1]	Seven Day Effective Yield[1]

Class L Shares	5.16%	5.30%

Class O Shares	5.21%	5.35%

Class S Shares	5.01%	5.14%

SVB Securities Horizon Shares	5.01%	5.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at https://investorservices.leggmason.com/pub/pageserv/institutional.

All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the seven-day current yield for Class L shares would have been 5.02% and the seven-day effective yield would have been 5.16%. Absent such waivers, the seven-day current yield for Class O shares would have been 4.52% and the seven-day effective yield would have been 4.66%. Absent such waivers, the seven-day current yield for Class S shares would have been 4.87% and the seven-day effective yield would have been 5.00%. Absent such waivers, the seven-day current yield for SVB Securities Horizon Shares would have been 4.82% and the seven-day effective yield would have been 4.95%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. The Fed continued to steadily raise short-term rates for much of the period and we maintained a short-to-neutral average maturity for the Fund during the majority of the fiscal year. We invested a portion of the Fund in floating rate securities, whose interest rate reset periodically, to help capture the rise in short-term interest rates.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2	CitiSM Institutional Cash Reserves 2006 Annual Report

What were the leading detractors from performance?

A. During the reporting period, the Fund maintained a high quality, diversified portfolio, supported by thorough credit analysis. We did not invest in any securities that we believed would be detrimental to the portfolio’s performance.

Q.	Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

          Thank you for your investment in CitiSM Institutional Cash Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Institutional Cash Reserves 2006 Annual Report	3

Portfolio at a Glance (unaudited)

Prime Cash Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

0.0%

August 31, 2006

Promissory Note

Master Note

Certificates of Deposit
(Yankee)

Time Deposit

Medium-Term Notes

Liquidity Notes

   63.3%

   9.2%

   6.0%

   13.1%

   1.4%

   5.9%

   1.1%

Commercial Paper

10.0%

20.0%

30.0%

40.0%

50.0%

60.0%

70.0%

4	CitiSM Institutional Cash Reserves 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2006 and held for the six months ended August 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)

Class L	2.46%	$1,000.00	$1,024.60	0.20%	$1.02

Class O	2.49	1,000.00	1,024.90	0.15	0.77

Class S	2.39	1,000.00	1,023.90	0.35	1.79

SVB Securities Horizon Shares	2.40	1,000.00	1,024.00	0.33	1.68

(1)	For the six months ended August 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Institutional Cash Reserves 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class L	5.00%	$1,000.00	$1,024.20	0.20%	$1.02

Class O	5.00	1,000.00	1,024.45	0.15	0.77

Class S	5.00	1,000.00	1,023.44	0.35	1.79

SVB Securities Horizon Shares	5.00	1,000.00	1,023.54	0.33	1.68

(1)	For the six months ended August 31, 2006.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	CitiSM Institutional Cash Reserves 2006 Annual Report

Fund Performance (unaudited)

Total Returns

All Periods Ended August 31, 2006	One Year	Five Years*	Since Inception*

Class L	4.47%	2.21%	3.64	%#

Class O	4.52	NA	2.34	##

Class S	4.32	2.06	3.02	###

SVB Securities Horizon Shares (“Class SVB”)	4.35	1.86	1.91	####

iMoneyNet, Inc. AAA-rated 1st Tier Institutional Money Market Funds Average	4.34	2.10	3.52	†

* Average Annual Total Return	#	Commencement of Operations 10/17/97
† From 10/31/97	##	Commencement of Operations 9/10/02
	###	Commencement of Operations 10/6/99
	####	Commencement of Operations 6/1/01

7-Day Yields(1)	Class L	Class O	Class S	Class SVB

Annualized Current	5.16%	5.21%	5.01%	5.01%

Effective	5.30	5.35	5.14	5.14

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note:	A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions, including returns of capital, if any. Returns and yields may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

CitiSM Institutional Cash Reserves 2006 Annual Report	7

Historical Performance (unaudited)

Comparison of 7-Day Yields for CitiSM Institutional Cash Reserves Class L vs. iMoney Net, Inc. AAA-rated 1st Tier Institutional Money Market Funds Average

6.00%

4.50%

3.00%

1.50%

0.00%

9/05

10/05

11/05

12/05

1/06

2/06

3/06

4/06

5/06

6/06

7/06

8/06

CitiSM Institutional Cash Reserves Class L

iMoneyNet, Inc. AAA-rated 1st Tier
Institutional Money Market Funds Average

5.16%

5.03%

As illustrated, CitiSM Institutional Cash Reserves Class L shares generally provided an annualized seven-day yield comparable to the iMoneyNet, Inc. AAA-rated 1st Tier Institutional Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one-year period.

8	CitiSM Institutional Cash Reserves 2006 Annual Report

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investment in Prime Cash Reserves Portfolio, at value	$4,567,056,697
Prepaid expenses	112,898

Total Assets	4,567,169,595

LIABILITIES:
Payable for Fund shares repurchased	131,409,638
Distributions payable	8,978,504
Distribution fees payable	169,218
Trustees’ fees payable	107,704
Investment management fee payable	75,359
Accrued expenses	79,048

Total Liabilities	140,819,471

Total Net Assets	$4,426,350,124

NET ASSETS:
Par value (Note 5)	$44,264
Paid-in capital in excess of par value	4,426,325,866
Undistributed net investment income	25,254
Accumulated net realized loss on investments	(45,260)

Total Net Assets	$4,426,350,124

Shares Outstanding:
Class L	516,436,644

Class O	3,083,695,030

Class S	379,604,610

Class SVB	446,633,846

Net Asset Value:
Class L	$1.00

Class O	$1.00

Class S	$1.00

Class SVB	$1.00

See Notes to Financial Statements.

CitiSM Institutional Cash Reserves 2006 Annual Report	9

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Income from Prime Cash Reserves Portfolio	$207,481,511
Allocated net expenses from Prime Cash Reserves Portfolio	(4,435,851)

Total Investment Income	203,045,660

EXPENSES:
Distribution fees (Notes 2 and 3)	21,555,938
Investment management fee (Note 2)	4,556,753
Transfer agent fees (Notes 2 and 3)	207,442
Legal fees	206,604
Trustees’ fees	146,129
Insurance	91,627
Shareholder reports (Note 3)	85,917
Registration fees	37,040
Audit and tax	15,317
Custody fees	8,389
Miscellaneous expenses	54,452

Total Expenses	26,965,608
Less: Fee waivers and/or expense reimbursements (Notes 2 and 3)	(23,067,335)

Net Expenses	3,898,273

Net Investment Income	199,147,387

Net Realized Loss on Investments From Prime Cash Reserves Portfolio	(31,691)

Increase in Net Assets From Operations	$199,115,696

See Notes to Financial Statements.

10	CitiSM Institutional Cash Reserves 2006 Annual Report

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$199,147,387	$116,030,530
Net realized loss	(31,691)	(13,569)

Increase in Net Assets From Operations	199,115,696	116,016,961

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1, 4 and 6):
Net investment income	(199,135,702)	(116,016,961)

Decrease in Net Assets From Distributions to Shareholders	(199,135,702)	(116,016,961)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	131,980,478,190	70,128,516,763
Reinvestment of distributions	101,946,976	74,713,691
Cost of shares repurchased	(131,708,442,365)	(70,302,147,598)

Increase (Decrease) in Net Assets From Fund Share Transactions	373,982,801	(98,917,144)

Increase (Decrease) in Net Assets	373,962,795	(98,917,144)

NET ASSETS:
Beginning of year	4,052,387,329	4,151,304,473

End of year*	$4,426,350,124	$4,052,387,329

* Includes undistributed net investment income of:	$25,254	$13,569

See Notes to Financial Statements.

CitiSM Institutional Cash Reserves 2006 Annual Report	11

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Class L Shares	2006		2005		2004	2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income From Operations:
Net investment income	0.044		0.024		0.010	0.012	0.020
Net realized loss	(0.000	)(1)	(0.000	)(1)	—	—	—

Total Income From Operations	0.044		0.024		0.010	0.012	0.020

Less Distributions From:
Net investment income	(0.044)		(0.024)		(0.010)	(0.012)	(0.020)

Total Distributions	(0.044)		(0.024)		(0.010)	(0.012)	(0.020)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(2)	4.47%		2.44%		0.97%	1.24%	1.98%

Net Assets, End of Year (millions)	$516		$579		$673	$867	$1,018

Ratios to Average Net Assets:
Gross expenses(3)	0.34%		0.34%		0.35%	0.42%	0.38%
Net expenses(3)(5)	0.20	(4)	0.20	(4)	0.20 (4)	0.20 (4)	0.25
Net investment income	4.37		2.40		0.96	1.24	1.90

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on June 3, 2002.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class L shares did not exceed 0.20%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	CitiSM Institutional Cash Reserves 2006 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Class O Shares	2006		2005		2004	2003	(1)

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000

Income From Operations:
Net investment income	0.044		0.025		0.010	0.012
Net realized loss	(0.000	)(2)	(0.000	)(2)	—	—

Total Income From Operations	0.044		0.025		0.010	0.012

Less Distributions From:
Net investment income	(0.044)		(0.025)		(0.010)	(0.012)

Total Distributions	(0.044)		(0.025)		(0.010)	(0.012)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000

Total Return(3)	4.52%		2.49%		1.02%	1.22%

Net Assets, End of Year (millions)	$3,084		$2,809		$2,896	$1,238

Ratios to Average Net Assets:
Gross expenses(4)	0.84%		0.84%		0.85%	0.93	%(5)
Net expenses(4)(6)(7)	0.15		0.15		0.15	0.15	(5)
Net investment income	4.43		2.45		1.03	1.12	(5)

(1)	For the period September 10, 2002 (commencement of operations) to August 31, 2003.

(2)	Amount represents less than $0.001 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on September 10, 2002.

(5)	Annualized.

(6)	As a result of an expense limitation, the ratio of expenses to average net assets of Class O shares did not exceed 0.15%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

CitiSM Institutional Cash Reserves 2006 Annual Report	13

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Class S Shares	2006		2005		2004	2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income From Operations:
Net investment income	0.042		0.023		0.008	0.011	0.018
Net realized loss	(0.000	)(1)	(0.000	)(1)	—	—	—

Total Income From Operations	0.042		0.023		0.008	0.011	0.018

Less Distributions From:
Net investment income	(0.042)		(0.023)		(0.008)	(0.011)	(0.018)

Total Distributions	(0.042)		(0.023)		(0.008)	(0.011)	(0.018)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(2)	4.32%		2.29%		0.82%	1.09%	1.83%

Net Assets, End of Year (millions)	$380		$482		$475	$289	$207

Ratios to Average Net Assets:
Gross expenses(3)	0.49%		0.49%		0.50%	0.57%	0.53%
Net expenses(3)(5)	0.35	(4)	0.35	(4)	0.35 (4)	0.35 (4)	0.40
Net investment income	4.16		2.29		0.82	1.04	1.75

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on June 3, 2002.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of Class S shares did not exceed 0.35%.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	CitiSM Institutional Cash Reserves 2006 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Class SVB	2006		2005		2004	2003	2002

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income From Operations:
Net investment income	0.043		0.023		0.009	0.008	0.010
Net realized loss	(0.000	)(1)	(0.000	)(1)	—	—	—

Total Income From Operations	0.043		0.023		0.009	0.008	0.010

Less Distributions From:
Net investment income	(0.043)		(0.023)		(0.009)	(0.008)	(0.010)

Total Distributions	(0.043)		(0.023)		(0.009)	(0.008)	(0.010)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(2)	4.35%		2.34%		0.87%	0.75%	1.02%

Net Assets, End of Year (000s)	$446,632		$183,230		$107,426	$118,150	$9

Ratios to Average Net Assets:
Gross expenses(3)	0.51%		0.51%		0.52%	0.59%	1.33%
Net expenses(3)(5)	0.32	(4)	0.30	(4)	0.30 (4)	0.42	1.20
Net investment income	4.42		2.37		0.88	0.81	0.95

(1)	Amount represents less than $0.001 per share.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Includes the Fund’s share of Prime Cash Reserves Portfolio’s allocated expenses beginning on June 3, 2002.

(4)

As a result of an expense limitation, the ratio of expenses to average net assets of Class SVB shares did not exceed 0.35% for the year ended August 31, 2006 and 0.30% for the years ended August 31, 2004 and 2005.

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

CitiSM Institutional Cash Reserves 2006 Annual Report	15

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

CitiSM Institutional Cash Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Institutional Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Prime Cash Reserves Portfolio (the “Portfolio”), a management investment company that has the same investment objective as the Fund.

          The Fund offers Class L, Class O, Class S and SVB Securities Horizon Shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to the class (including Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the assets of the Fund, if the Fund were liquidated.

          The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. The Fund records its investment in the Portfolio at value. The value of such investment reflects the Fund’s proportionate interest (66.0% at August 31, 2006) in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and realized gain of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Class Accounting. Investment income, common expenses and realized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

          (f) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared as of 5:00 p.m. Eastern Standard Time, each business day to

16	CitiSM Institutional Cash Reserves 2006 Annual Report

Notes to Financial Statements (continued)

shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          (h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and CFM, which became effective on December 1, 2005.

          Prior to October 1, 2005, the Fund paid CFM an investment management fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets. CFM also served as the manager for the Portfolio, and received management fees, before any waivers, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 1, 2005, the Fund and the Portfolio paid CFM an investment management fee calculated daily and paid monthly at an annual rate of 0.10% of the Fund’s and the Portfolio’s average daily net assets.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s and Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day portfolio management of the Fund remains the same immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

          During the year ended August 31, 2006, the Fund had voluntary expense limitations in place of 0.20%, 0.15%, 0.35% and 0.35% for Class L, Class O, Class S and SVB Securities Horizon Shares, respectively.

CitiSM Institutional Cash Reserves 2006 Annual Report	17

Notes to Financial Statements (continued)

          During the year ended August 31, 2006, CFM and LMPFA waived a portion of their fees in the amount of $3,165,112.

          The Fund’s Board approved PFPC Inc. (“PFPC”) and Boston Financial Data Service, Inc. (“BFDS”), to serve as co-transfer agents for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581 and BFDS is located at 2 Heritage Drive, North Quincy, MA 02171. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and State Street Bank and Trust Co. acted as the Fund’s sub-transfer agents. For the period ended August 31, 2006, the Fund paid transfer agent fees of $10,380 to CTB.

          The Fund’s Board appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Fund from Legg Mason or its affiliates.

          Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June 2006, the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement (see Note 10) commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Fund’s allocable share of benefits under this amendment are $103,877.

          Under the previous Retirement Plan (the “Plan”), all Trustees, who were not “interested persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Trust or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times

18	CitiSM Institutional Cash Reserves 2006 Annual Report

Notes to Financial Statements (continued)

the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan were paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition three other Trustees received payments under the Plan.

3.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class L, O, S and SVB Securities Horizon shares calculated at the annual rate of 0.10%, 0.60%, 0.25% and 0.27% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

          For the year ended August 31, 2006, class specific expenses were as follows:

	Distribution Fees*	Transfer Agent Fees	Shareholder Reports

Class L	$675,758	$50,294	$29,160
Class O	19,060,682	84,646	38,846
Class S	1,023,515	55,375	7,207
Class SVB	795,983	17,127	10,704

Total	$21,555,938	$207,442	$85,917

*

Amounts shown are exclusive of waivers. For the year ended August 31, 2006, the Distribution fee waived amounted to $338,882 for Class L, $19,060,682 for Class O, $204,107 for Class S and $298,552 for SVB Securities Horizon Shares. Such waivers are voluntary and may be reduced or terminated at any time.

4.	Distributions to Shareholders by Class

	Year Ended August 31, 2006	Year Ended August 31, 2005

Net Investment Income:
Class L	$29,453,802	$17,587,496
Class O	139,693,306	82,958,404
Class S	16,973,821	11,786,169
Class SVB	13,014,773	3,684,892

Total	$199,135,702	$116,016,961

CitiSM Institutional Cash Reserves 2006 Annual Report	19

Notes to Financial Statements (continued)

5.	Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (par value $0.00001 per share). Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2006	Year Ended August 31, 2005

Class L
Shares sold	13,800,949,352	9,787,252,165
Shares issued on reinvestment	5,144,749	3,566,277
Shares repurchased	(13,868,180,885)	(9,884,961,836)

Net Decrease	(62,086,784)	(94,143,394)

Class O
Shares sold	115,378,992,191	57,820,696,689
Shares issued on reinvestment	74,463,775	57,718,201
Shares repurchased	(115,178,565,240)	(57,965,454,764)

Net Increase (Decrease)	274,890,726	(87,039,874)

Class S
Shares sold	1,776,792,908	1,789,477,913
Shares issued on reinvestment	9,323,133	9,806,699
Shares repurchased	(1,888,341,152)	(1,792,822,664)

Net Increase (Decrease)	(102,225,111)	6,461,948

SVB Class
Shares sold	1,023,743,739	731,089,996
Shares issued on reinvestment	13,015,319	3,622,514
Shares repurchased	(773,355,088)	(658,908,334)

Net Increase	263,403,970	75,804,176

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

6.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class L	Class O	Class S	SVB Class

Daily
9/29/2006	$0.004387	$0.004429	$0.004260	$0.004260

20	CitiSM Institutional Cash Reserves 2006 Annual Report

Notes to Financial Statements (continued)

          The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2006	2005

Ordinary Income	$199,135,702	$116,016,961

          As of August 31, 2006, the Fund had the following net capital loss carryforward:

Year of Expiration	Amount

8/31/2014	$(19,198)

This amount will be available to offset any future taxable capital gains.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pur-

CitiSM Institutional Cash Reserves 2006 Annual Report	21

Notes to Financial Statements (continued)

suant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Fund’s Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The

22	CitiSM Institutional Cash Reserves 2006 Annual Report

Notes to Financial Statements (continued)

notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

10.	Additional Shareholder Information

The Fund’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

          Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

11.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

*      *      *

          On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an

CitiSM Institutional Cash Reserves 2006 Annual Report	23

Notes to Financial Statements (continued)

authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

24	CitiSM Institutional Cash Reserves 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
CitiFunds Institutional Trust:

We have audited the accompanying statement of assets and liabilities of CitiSM Institutional Cash Reserves, a series of CitiFunds Institutional Trust, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CitiSM Institutional Cash Reserves, as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

CitiSM Institutional Cash Reserves 2006 Annual Report	25

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub- investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed

26	CitiSM Institutional Cash Reserves

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager including the fee waivers and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board,

CitiSM Institutional Cash Reserves	27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

28	CitiSM Institutional Cash Reserves

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Citi Institutional Cash Reserves (the “Fund”) are managed under the direction of the Board of Trustees of Citi Funds Institutional Trust (the “Trust”). Information pertaining to the Trustees and officers of the Trust is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (since 2003)

CitiSM Institutional Cash Reserves	29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (from 1987 to 2001)	37	None

Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

30	CitiSM Institutional Cash Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in Fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

CitiSM Institutional Cash Reserves	31

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	37	None

Officers: Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board, Trustee, or Director of 167 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	167	Trustee Consulting Group Capital Markets Fund

Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002- 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason
Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

32	CitiSM Institutional Cash Reserves

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason and Co., LLC (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002- 2005); Prior to 2002, Managing Director–Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly Assistant Controller (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

CitiSM Institutional Cash Reserves	33

Important Tax Information (unaudited)

The following information is applicable to non-U.S. resident shareholders:

75% of the ordinary income distributions paid monthly by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

34	CitiSM Institutional Cash Reserves

Schedule of Investments (August 31, 2006)
PRIME CASH RESERVES PORTFOLIO

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.9%
Commercial Paper — 63.2%
	Amstel Funding Corp.:
$25,000,000	5.221% due 11/10/06 (a)(b)	$24,752,569
14,162,000	5.529% due 11/14/06 (a)	14,004,220
45,126,000	5.534% due 11/20/06 (a)	44,582,482
25,000,000	Amsterdam Funding Corp., 5.401% due 12/29/06 (a)	24,562,840
	Anglesea Funding:
50,000,000	5.296% due 9/14/06 (a)	49,904,667
50,976,000	5.355% due 11/13/06 (a)	50,429,183
50,000,000	Atlantis One Funding Corp., 5.403% due 2/7/07 (a)	48,838,417
	Atomium Funding Corp.:
66,000,000	5.310% due 10/2/06 (a)	65,699,920
50,000,000	5.411% due 11/3/06 (a)	49,532,750
60,000,000	Barton Capital Corp., 5.297% due 9/19/06 (a)	59,841,900
50,000,000	Bavaria TRR Corp., 5.413% due 9/1/06 (a)	50,000,000
50,000,000	Bear Stearns Co., 5.393% due 3/1/07 (c)	50,000,000
64,000,000	Beethoven Funding Corp., 5.325% due 10/11/06 (a)	63,624,533
48,750,000	Chariot Funding LLC, 5.334% due 9/20/06 (a)	48,613,635
100,000,000	Chesham Finance LLC, 5.300% due 11/20/06 (c)	99,993,557
	Cheyne Finance LLC:
50,000,000	5.018% due 9/20/06 (a)	49,870,958
50,000,000	5.320% due 3/26/07 (b)(c)	49,994,309
55,000,000	Cobbler Funding LLC, 5.494% due 10/25/06 (a)	54,552,850
50,000,000	Cullinan Finance Corp., 5.518% due 10/12/06 (a)	49,690,792
	Curzon Funding LLC:
50,000,000	5.005% due 9/13/06 (a)	49,918,667
50,000,000	5.004% due 9/15/06 (a)	49,905,111
40,000,000	5.361% due 11/9/06 (a)	39,594,433
50,000,000	East-Fleet Finance LLC, 5.182% due 10/27/06 (a)	49,607,222
40,000,000	Ebury Finance Ltd., 5.162% due 10/19/06 (a)(b)	39,731,733
74,204,000	Eramus Capital Corp., 5.351% due 11/28/06 (a)	73,246,274
50,000,000	Ford Credit Floorplan Motown, Master Owner Trust, Motown Notes, Series 2002-1A, 5.483% due 10/25/06 (a)	49,594,250
	General Electric Capital Corp.:
50,000,000	5.002% due 11/15/06 (a)	49,496,875
60,000,000	5.402% due 2/5/07 (a)	58,623,633
30,312,000	Giro Balanced Funding Corp., 5.259% due 9/5/06 (a)	30,294,520
50,000,000	Giro Funding Corp., 5.424% due 11/8/06 (a)	49,494,722
70,000,000	Grampian Funding LLC, 5.503% due 1/17/07 (a)	68,561,733
	Greyhawk Capital Corp.:
60,000,000	5.334% due 9/7/06 (a)	59,946,900
60,000,000	5.298% due 9/14/06 (a)	59,885,817
	Hannover Funding Co. LLC:
60,000,000	5.306% due 9/12/06 (a)	59,903,200
40,000,000	5.297% due 9/15/06 (a)	39,918,022

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2006 Annual Report	35

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Commercial Paper — 63.2% (continued)
	Indymac Bank FSB:
$150,000,000	5.351% due 9/1/06 (a)	$150,000,000
50,000,000	5.425% due 9/1/06 (a)	50,000,000
	ING America Insurance Holdings:
50,000,000	5.254% due 10/16/06 (a)	49,678,125
50,000,000	5.250% due 10/17/06 (a)	49,671,292
100,000,000	Kaiserplatz Delaware, 5.370% – 5.413% due 11/6/06 (a)	99,024,667
50,000,000	KBC Financial Products International, 5.278% due 12/5/06 (a)	49,321,806
60,000,000	Kestrel Funding PLC, 5.333% due 10/16/06 (a)	59,604,000
	Lake Constance Funding LLC:
55,000,000	5.505% due 12/12/06 (a)	54,160,058
40,500,000	5.426% due 2/15/07 (a)	39,508,020
50,000,000	Mica Funding LLC, 5.277% due 9/15/06 (a)	49,897,722
	Morrigan TRR LLC:
50,000,000	5.454% due 10/2/06 (a)	49,767,500
60,000,000	5.477% due 2/28/07 (a)	58,401,000
	Natexis Banques Populaires U.S.:
50,000,000	5.109% due 9/19/06 (a)	49,875,000
50,000,000	5.178% due 10/27/06 (a)	49,607,611
50,000,000	4.999% due 11/17/06 (a)	49,484,528
	New Center Asset Trust:
40,000,000	5.180% due 9/25/06 (a)	39,864,800
50,000,000	5.252% due 10/2/06 (a)	49,777,833
50,000,000	5.307% due 10/31/06 (a)	49,561,667
50,250,000	Newport Funding Corp., 5.509% due 11/3/06 (a)	49,774,258
50,000,000	Nieuw Amsterdam Receivables, 5.354% due 9/20/06 (a)	49,859,611
25,500,000	Nordea North America Inc., 5.139% due 10/2/06 (a)	25,389,769
50,000,000	Orion Financial LLC, 5.500% due 12/15/06 (a)	49,219,792
50,000,000	Paradigm Funding LLC, 5.304% due 9/29/06 (a)	49,794,667
	Perry Global Funding LLC:
60,000,000	5.267% due 9/5/06 (a)	59,965,333
50,000,000	5.002% due 9/11/06 (a)	49,932,222
50,000,000	5.230% due 11/7/06 (a)	49,525,417
	Polonius Inc.:
51,445,000	5.302% due 9/6/06 (a)	51,407,274
45,450,000	5.170% due 9/25/06 (a)	45,296,682
100,000,000	Premier Asset Collateralized LLC, 5.335% due 5/15/07 (b)(c)	100,000,000
	Saint Germain Holdings Inc.:
50,000,000	4.488% due 11/13/06 (a)	49,549,193
60,000,000	5.361% due 11/14/06 (a)	59,347,567
60,000,000	Sheffield Receivables Corp., 5.330% due 9/15/06 (a)	59,876,333
50,000,000	Solitaire Funding LLC, 5.025% due 9/21/06 (a)	49,863,889
45,000,000	Spintab AB, 5.362% due 11/10/06 (a)	44,537,125
60,000,000	Stadshypotek Delaware, 5.329% due 11/27/06 (a)	59,237,300
49,000,000	Stanfield Victoria Finance Ltd., 5.114% due 9/27/06 (a)	48,823,409
100,000,000	Tango Finance Corp., 5.323% due 6/21/07	99,991,973

See Notes to Financial Statements.

36	Prime Cash Reserves Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Commercial Paper — 63.2% (continued)
	Tasman Funding Inc.:
$70,000,000	5.291% due 9/25/06 (a)	$69,754,067
65,466,000	5.292% due 9/28/06 (a)	65,207,246
113,520,000	Ticonderoga Funding LLC, 5.299% due 9/29/06 (a)	113,054,253
50,000,000	Toyota Motor Car Co., 5.181% due 10/24/06 (a)	49,628,264
60,447,000	Victory Receivable Corp., 5.302% due 9/6/06 (a)	60,402,672
50,000,000	Westpac Banking Corp., 5.362% due 11/14/06 (a)	49,456,306
35,000,000	Windmill Funding Corp., 5.401% due 12/29/06 (a)	34,387,977
57,645,000	Yorktown Capital LLC, 5.283% due 9/14/06 (a)	57,535,298

	Total Commercial Paper	4,374,236,220

Liquidity Notes — 13.1%
	Albis Capital Corp.:
75,000,000	5.320% due 9/7/06 (a)	74,934,375
30,000,000	5.347% due 10/16/06 (a)	29,801,250
43,600,000	5.398% due 10/23/06 (a)	43,263,069
230,000,000	Fenway Funding LLC, 5.001%-, 5.314% due 9/5/06 (a)	229,864,300
50,000,000	Foxboro Funding Ltd., 5.328% due 9/20/06 (a)	49,860,139
130,000,000	KKR Atlantic Funding Trust, 5.322% due 9/27/06 (a)	129,502,389
	Mint Li LLC:
130,000,000	5.337% due 9/20/06 (a)	129,634,989
60,000,000	5.352% due 10/10/06 (a)	59,654,200
50,000,000	Mitten GMAC Mortgage Corp., 5.329% due 9/18/06 (a)	49,874,625
	Park Granada LLC:
59,634,000	5.293% due 9/29/06 (a)	59,389,567
50,000,000	5.482% due 12/29/06 (a)	49,114,111

	Total Liquidity Notes	904,893,014

Master Note — 1.4%
100,000,000	Morgan Stanley Master Note, 5.513% due 9/1/06	100,000,000

Medium-Term Notes — 9.2%
50,000,000	Carrera Capital Financial Ltd., 5.355% due 10/30/06 (a)	49,566,514
	Harrier Finance Funding LLC:
46,000,000	5.330% due 1/22/07 (b)(c)	45,997,060
50,000,000	5.514% due 9/27/06 (a)	49,803,556
100,000,000	K2 USA LLC, Medium-Term Notes, 5.325% due 8/15/07 (b)(c)	99,990,466
	Sigma Finance Inc.:
60,000,000	5.320% due 11/16/06 (b)(c)	60,000,000
50,000,000	5.502% due 11/6/06 (a)	49,505,000
	Stanfield Victoria Finance Ltd.:
50,000,000	5.320% due 12/4/06 (b)(c)	49,997,155
100,000,000	Medium-Term Note, 5.320% due 5/15/07 (b)(c)	99,989,565
	Whistlejacket Capital Ltd.:
30,000,000	5.320% due 6/12/07 (b)(c)	29,995,425
50,000,000	5.315% due 7/25/07 (b)(c)	49,991,041
50,000,000	White Pine Finance LLC, Medium-Term Notes, 5.310% due 4/3/07 (b)(c)	49,994,225

	Total Medium-Term Notes	634,830,007

Promissory Note — 1.1%
75,000,000	Goldman Sachs Group LP, 5.430% due 12/19/06 (c)	75,000,000

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2006 Annual Report	37

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Time Deposit— 6.0%
$ 414,813,000	Wells Fargo Bank Grand Cayman, 5.313% due 9/1/06	$414,813,000

Certificates of Deposit (Yankee) — 5.9%
310,000,000	Branch Banking & Trust Grand, 5.313% due 9/1/06	310,000,000
100,000,000	Calyon NY, 5.075% due 12/13/06	99,938,163

	Total Certificates of Deposit (Yankee)	409,938,163

	TOTAL INVESTMENTS — 99.9% (Cost — $6,913,710,404#)	6,913,710,404
	Other Assets in Excess of Liabilities — 0.1%	6,829,330

	TOTAL NET ASSETS — 100.0%	$6,920,539,734

(a)	Rate shown represents yield-to-maturity.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

38	Prime Cash Reserves Portfolio 2006 Annual Report

    Prime Cash Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at amortized cost	$6,913,710,404
Cash	293
Interest receivable	7,546,347

Total Assets	6,921,257,044

LIABILITIES:
Investment management fee payable	487,524
Trustees’ fees payable	152,653
Accrued expenses	77,133

Total Liabilities	717,310

Total Net Assets	$6,920,539,734

REPRESENTED BY:
Paid-in capital	$6,920,539,734

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2006 Annual Report	39

    Prime Cash Reserves Portfolio

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Interest (Note 1)	$273,380,958

EXPENSES:
Investment management fee (Note 2)	5,976,083
Custody fees	535,080
Legal fees	119,962
Trustees’ fees	100,889
Audit and tax	23,233
Miscellaneous expenses	7,409

Total Expenses	6,762,656
Less: Fee waivers and/or expense reimbursements (Note 2)	(923,035)
Fees paid indirectly (Note 1)	(4,318)

Net Expenses	5,835,303

Net Investment Income	267,545,655

Net Realized Loss on Investments	(42,465)

Increase in Net Assets From Operations	$267,503,190

See Notes to Financial Statements.

40	Prime Cash Reserves Portfolio 2006 Annual Report

Prime Cash Reserves Portfolio
Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$267,545,655	$142,727,303
Net realized loss	(42,465)	(17,009)

Increase in Net Assets From Operations	267,503,190	142,710,294

CAPITAL TRANSACTIONS:
Proceeds from contributions	28,986,057,153	25,710,312,195
Value of withdrawals	(27,539,527,749)	(25,168,907,568)

Increase in Net Assets From Capital Transactions	1,446,529,404	541,404,627

Increase in Net Assets	1,714,032,594	684,114,921

NET ASSETS:
Beginning of year	5,206,507,140	4,522,392,219

End of year	$6,920,539,734	$5,206,507,140

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2006 Annual Report	41

Prime Cash Reserves Portfolio
Financial Highlights
For the years ended August 31, unless otherwise noted:

	2006	2005	2004	2003	2002(1)

Net Assets, End of Year (millions)	$6,921	$5,207	$4,522	$2,686	$1,226

Total Return(2)	4.57%	2.54%	1.07%	1.33%	2.08%

Ratios to Average Net Assets:

Gross expenses	0.11%	0.12%	0.13%	0.19%	0.20	%(3)
Net expenses(5)(6)	0.10 (4)	0.10 (4)	0.10 (4)	0.11	0.15	(3)
Net investment income	4.49	2.53	1.08	1.27	1.77	(3)

(1)	For the period June 3, 2002 (commencement of operations) to August 31, 2002.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of an expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.10%.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

42	Prime Cash Reserves Portfolio 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Prime Cash Reserves Portfolio (the “Portfolio”) is a separate diversified series of Institutional Portfolio (the “Trust”). The Trust is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2006, all investors in the Portfolio were funds advised by the manager of the fund or its affiliates.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

          (c) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason Inc. (“Legg Mason”). As a result, the Portfolio’s then investment manager, Citi Fund Management Inc, (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Portfolio’s then existing investment management

Prime Cash Reserves Portfolio 2006 Annual Report	43

Notes to Financial Statements (continued)

contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and CFM, which became effective on December 27, 2005. An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Prior to the Legg Mason transaction, the Portfolio paid CFM an investment management fee calculated at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Under a new investment management agreement, which became effective December 27, 2005, the Portfolio paid CFM an investment management fee calculated daily and paid monthly at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Portfolio. The Portfolio’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Portfolio.

          During the year ended August 31, 2006, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA waived a portion of their fees in the amount of $923,035.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Portfolio from Legg Mason or its affiliates.

          Certain of the officers and one Trustee of the Portfolio are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting on June 2006, the Portfolio’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection, the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement to commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Portfolio) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the portfolio’s allocable share of benefits under this amendment are $147,979.

44	Prime Cash Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

          Under the previous Retirement Plan (the “Plan”), all Trustees, who were not “interested persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Portfolio or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan were paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.	Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at August 31, 2006, for federal income tax purposes, amounted to $6,913,710,404.

4.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any

Prime Cash Reserves Portfolio 2006 Annual Report	45

Notes to Financial Statements (continued)

wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

5.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described as in Note 4. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

46	Prime Cash Reserves Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Portfolio’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

6.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Portfolio.

7.	Additional Investor Information

The Portfolio’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking investor approval for those initiatives where investor approval is required. As a result, Portfolio investors will be asked to elect a new Board, approve matters that will result in the Portfolio being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Portfolio as a Maryland business trust, with all funds operating under uniform charter documents. Portfolio investors also will be asked to approve investment matters, including standardized fundamental investment policies.

          Materials describing these matters are expected to be sent to investors later in 2006. If investor approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

8.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more

Prime Cash Reserves Portfolio 2006 Annual Report	47

Notes to Financial Statements (continued)

than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Portfolio will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Portfolio is currently evaluating the impact that FIN 48 will have on the financial statements.

*  *  *

          On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

48	Prime Cash Reserves Portfolio 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Institutional Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Cash Reserves Portfolio, a series of Institutional Portfolio as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from June 3, 2002 (commencement of operation) to August 31, 2002. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Reserves Portfolio, as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended and the period from June 3, 2002 (commencement of operation) to August 31, 2002, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

Prime Cash Reserves Portfolio 2006 Annual Report	49

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub- investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Portfolio and the Manager. The Portfolio’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Portfolio’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Portfolio, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Portfolio. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Portfolio Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Portfolio as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within the performance information presented for each fund investing in the Portfolio. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the

50	Prime Cash Reserves Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Portfolio to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Portfolio’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waivers and/or expense reimbursements arrangements currently in place. Additionally, the Board Members received and considered information comparing the Portfolio’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Portfolio, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Portfolio’s management fee and the Portfolio’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Portfolio under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Portfolio, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Portfolio and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered the information that had been received, factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Portfolio’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Portfolio’s previous management agreement except for the identity of the

Prime Cash Reserves Portfolio	51

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

52	Prime Cash Reserves Portfolio

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 29 through 33 of this report.

Prime Cash Reserves Portfolio	53

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CitiSM Institutional Cash Reserves

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	(OF PRIME CASH
Donald M. Carlton	RESERVES PORTFOLIO)
A. Benton Cocanougher Mark T. Finn	Legg Mason Partners Fund Advisor, LLC
R. Jay Gerken, CFA
Chairman	SUBADVISER
Stephen Randolph Gross Diana R. Harrington	Western Asset Management Company
Susan B. Kerley
Alan G. Merten	DISTRIBUTORS
R. Richardson Pettit	Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

CitiSM Institutional Cash Reserves

The Fund is a separate investment fund of CitiFunds Institutional Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report is submitted
for the general information
of the shareholders of Citi
Institutional Cash Reserves.

©2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

CFA/INS.CR/806      SR06-159

 SM

Citi
Institutional Enhanced
Income Fund

ANNUAL REPORT

AUGUST 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM
Institutional Enhanced
Income Fund

Annual Report • August 31, 2006

What’s Inside
	Letter from the Chairman	I

	Fund Overview	1

	Portfolio at a Glance — Institutional Enhanced Portfolio	4

	Fund Expenses	5

	Fund Performance	7

	Historical Performance	7

	CitiSM Institutional Enhanced Income Fund

	Statement of Assets and Liabilities	8

	Statement of Operations	9

Fund Objective	Statements of Changes in Net Assets	10

To provide its shareholders with a higher level of income than a money market fund and greater principal safety and stability than a portfolio investing in intermediate and long-term fixed-income securities.	Financial Highlights	11

	Notes to Financial Statements	12

	Report of Independent Registered Public Accounting Firm	19

	Board Approval of Management and Subadvisory Agreements	20

	Additional Information	23

	Important Tax Information	28

	Institutional Enhanced Portfolio

	Schedule of Investments	29

	Statement of Assets and Liabilities	32

	Statement of Operations	33

	Statements of Changes in Net Assets	34

	Financial Highlights	35

	Notes to Financial Statements	36

	Report of Independent Registered Public Accounting Firm	42

	Board Approval of Management and Subadvisory Agreements	43

	Additional Information	46

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and Chief
Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i growth slipped to 1.7% during the fourth quarter. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to final estimates released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

          The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “…the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

          Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the 12 months ended August 31, 2006, two-year Treasury yields increased from 3.84% to 4.79%. Over the same period, 10-year Treasury yields moved from 4.02% to 4.74%.

CitiSM Institutional Enhanced Income Fund	I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

II	CitiSM Institutional Enhanced Income Fund

Fund Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Performance Review

For the 12 months ended August 31, 2006, Class I shares of CitiSM Institutional Enhanced Income Fund, excluding sales charges, returned 4.07%. These shares underperformed the Fund’s unmanaged benchmark, the Merrill Lynch 6-Month U.S. Treasury Bill Index,iv which returned 4.31% for the same period. The Lipper Ultra-Short Obligations Funds Category Average1 increased 3.80% over the same time frame.

          The Fund invests in securities through an underlying mutual fund, Institutional Enhanced Portfolio.

Performance Snapshot as of August 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months

CitiSM Institutional Enhanced Income Fund–Class I Shares	2.52%	4.07%

Merrill Lynch 6-Month U.S. Treasury Bill Index	2.43%	4.31%

Lipper Ultra Short Obligations Fund Category Average	2.27%	3.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://investorservices.leggmason.com/ pub/pagesserv/institutional.

The 30-Day SEC Yield for Class I shares was 5.37%. Absent current reimbursements or waivers, the 30-Day SEC yield would have been 4.70%.

Returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended August 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 79 funds in the Fund’s Lipper category, and excluding sales charges

CitiSM Institutional Enhanced Income Fund 2006 Annual Report	1

Q.	What were the overall market conditions during the Fund’s reporting period?

A. Interest rates moved broadly higher across the yield curve during the reporting period, driven by continued Federal Reserve Board (“Fed”)i rate hikes, a stronger-than-expected economy and a mild increase in inflation concerns. Short-term rates rose more than long-term rates, leaving the yield curve substantially flat.

          The economy bounced back strongly from its weak showing in the fourth quarter of 2005, with the U.S. Commerce Department reporting gross domestic product (“GDP”)ii growth of over 5% in the first quarter. GDP then slowed back down to 2.6% in the second quarter. Inflation concerns were fueled by rising gold, industrial commodity and energy prices, as well as a decline in the dollar against most major currencies. The housing market exhibited signs of a spreading slowdown which, in turn, gave rise to a widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to end its tightening cycle. The labor market exhibited modest job growth, with the U.S. Department of Labor reporting that unemployment declined from 5.1% to 4.7%.

          The Fed raised the federal funds rateiii, a barometer of short-term interest rates, by 0.25% at its first seven meetings during the reporting period, bringing the federal funds rate to 5.25%. However, during its August meeting, the Fed paused from further tightening, as it adopted a wait-and-see attitude to judge the extent to which the housing slowdown would impact the rest of the economy.

Q.	What were the most significant factors affecting Fund performance?
What were the leading contributors to performance?

A. We invested a portion of the Fund in floating rate securities, whose interest rate reset periodically. This helped the Fund to capture the rise in short-term interest rates that occurred over the reporting period.

What were the leading detractors from performance?

A. During the fiscal year, the Fund maintained a high quality, diversified portfolio, supported by thorough credit analysis. We did not invest in any securities that we believed would be detrimental to the portfolio’s performance.

Q.	Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund. Throughout the period we sought to maintain a diversified fund, balanced between high quality money market securities and various structured products.

2	CitiSM Institutional Enhanced Income Fund 2006 Annual Report

Thank you for your investment in CitiSM Institutional Enhanced Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

Merrill Lynch 6-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities with maturities of six months, which securities are guaranteed as to the timely payment of interest and principal by the U.S. government. The Index assumes no management, custody, transaction or other expenses.

CitiSM Institutional Enhanced Income Fund 2006 Annual Report	3

Portfolio at a Glance (unaudited)

Institutional Enhanced Portfolio

Investment Breakdown

As a Percent of Total Investments

0.0%

20.0%

40.0%

60.0%

80.0%

August 31, 2006

U.S. Government Agencies

Asset-Backed Securities

Collateralized Mortgage
Obligations

Commercial Paper

   69.8%

   15.0%

   12.6%

   2.6%

4	CitiSM Institutional Enhanced Income Fund 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2006 and held for the six months ended August 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Citi Institutional Enhanced Income Fund Class I	2.52%	$ 1,000.00	$ 1,025.20	0.05%	$ 0.26

(1)	For the six months ended August 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Institutional Enhanced Income Fund 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi Institutional Enhanced Income Fund Class I	5.00%	$ 1,000.00	$ 1,024.95	0.05%	$ 0.26

(1)	For the six months ended August 31, 2006.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	CitiSM Institutional Enhanced Income Fund 2006 Annual Report

Fund Performance (unaudited)

Total Returns

All Periods Ended August 31, 2006	One Year	Since Inception*

CitiSM Institutional Enhanced Income Fund Class I	4.07%	3.47%

Merrill Lynch 6-Month U.S. Treasury Bill Index	4.31	3.38

Lipper Ultra Short Obligations Fund Category Average	3.80%	3.05%†

*	September 23, 2004

†	From September 30, 2004.

Note: Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of all distributions, including returns of capital, if any. Returns and yields may reflect certain fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of $10,000 Investment in the CitiSM Institutional Enhanced Income Fund Class I vs. Merrill Lynch 6-Month U.S. Treasury Bill Index

$10,407

$10,432

$0

$10,000

$10,250

$10,500

$10,750

8/06

7/06

6/06

5/06

4/06

3/06

2/06

1/06

12/05

11/05

10/05

9/05

CitiSM Institutional Enhanced Income Fund Class I

Merrill Lynch 6-Month U.S. Treasury Bill Index

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

The graph above depicts the performance of the Citi Institutional Enhanced Income Fund versus the Merrill Lynch 6-Month U.S. Treasury Bill Index. It is important to note that the Citi Institutional Enhanced Income Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

CitiSM Institutional Enhanced Income Fund 2006 Annual Report	7

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investment in Institutional Enhanced Portfolio, at value	$32,860,545
Receivable from investment manager	87,998
Prepaid expenses	35,383

Total Assets	32,983,926

LIABILITIES:
Trustees’ fees payable	2,270
Accrued expenses	55,177

Total Liabilities	57,447

Total Net Assets	$32,926,479

NET ASSETS:
Par value (Note 3)	$165
Paid-in capital in excess of par value	33,117,925
Accumulated net realized loss on investments	(283,775)
Net unrealized appreciation on investments	92,164

Total Net Assets	$32,926,479

Shares Outstanding	16,517,486

Net Asset Value	$1.99

See Notes to Financial Statements.

8	CitiSM Institutional Enhanced Income Fund 2006 Annual Report

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Income from Institutional Enhanced Portfolio	$2,573,025
Allocated net expenses from Institutional Enhanced Portfolio	(28,390)

Total Investment Income	2,544,635

EXPENSES:
Shareholder reports	83,217
Registration fees	73,551
Distribution fees	58,830
Legal fees	42,557
Investment management fee (Note 2)	29,415
Audit and tax	18,648
Trustees’ fees	15,357
Transfer agent fees (Note 2)	10,580
Custody fees	5,892
Miscellaneous expenses	6,942

Total Expenses	344,989
Less: Fee waivers and/or expense reimbursements (Note 2)	(344,989)

Net Expenses	—

Net Investment Income	2,544,635

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM INSTITUTIONAL ENHANCED PORTFOLIO:
Net Realized Loss	(282,685)
Change in Net Unrealized Appreciation/Depreciation	149,987

Net Loss on Investments From Institutional Enhanced Portfolio	(132,698)

Increase in Net Assets From Operations	$2,411,937

See Notes to Financial Statements.

CitiSM Institutional Enhanced Income Fund 2006 Annual Report	9

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005†

OPERATIONS:
Net investment income	$2,544,635	$1,472,375
Net realized gain (loss)	(282,685)	5,840
Change in net unrealized appreciation/depreciation	149,987	(57,823)

Increase in Net Assets From Operations	2,411,937	1,420,392

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(2,544,635)	(1,472,375)
Net realized gains	(4,954)	(1,976)

Decrease in Net Assets From Distributions to Shareholders	(2,549,589)	(1,474,351)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	20,023,632	81,059,022
Reinvestment of distributions	2,541,108	1,473,498
Cost of shares repurchased	(61,978,470)	(10,000,700)

Increase (Decrease) in Net Assets From Fund Share Transactions	(39,413,730)	72,531,820

Increase (Decrease) in Net Assets	(39,551,382)	72,477,861
NET ASSETS:
Beginning of year	72,477,861	—

End of year	$32,926,479	$72,477,861

†	For the period September 23, 2004 (commencement of operations) to August 31, 2005.

See Notes to Financial Statements.

10	CitiSM Institutional Enhanced Income Fund 2006 Annual Report

Financial Highlights
For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2006	2005	(1)

Net Asset Value, Beginning of Year	$2.00	$2.00

Income From Operations:
Net investment income	0.09	0.05
Net realized gain (loss)	(0.01)	(0.00	)(2)

Total Income From Operations	0.08	0.05

Less Distributions From:
Net investment income	(0.09)	(0.05)
Net realized gain(2)	(0.00)	(0.00)

Total Distributions	(0.09)	(0.05)

Net Asset Value, End of Year	$1.99	$2.00

Total Return(3)	4.07%	2.65%

Net Assets, End of Year (000s)	$32,926	$72,478

Ratios to Average Net Assets:
Gross expenses(4)	0.72%	0.58	%(5)
Net expenses(4) (6) (7) (8)	0.05	0.05	(5)
Net investment income	4.34	2.86	(5)

(1)	For the period September 23, 2004 (commencement of operations) to August 31, 2005.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Includes the Fund’s share of Institutional Enhanced Portfolio’s allocated expenses.

(5)	Annualized.

(6)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.05%.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

CitiSM Institutional Enhanced Income Fund 2006 Annual Report	11

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Citi Institutional Enhanced Income Fund (the “Fund”) is a separate diversified series of CitiFunds Institutional Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Institutional Enhanced Portfolio (the “Portfolio”), a series of Institutional Portfolio, a management investment company that has the same investment objective as the Fund.

          The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. The Fund records its investment in the Portfolio at value. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest (16.0% at August 31, 2006) in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and realized and unrealized gain of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio, if any, at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income and net realized gain on the shares of the Fund are declared as of 4:00 p.m. Eastern Standard Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f ) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

12	CitiSM Institutional Enhanced Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

          (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and CFM, which became effective on December 1, 2005.

          Prior to October 1, 2005, the Fund paid CFM an investment management fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets. CFM also served as the manager for the Portfolio and received management fees, before any waivers, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Effective October 1, 2005 and continuing under a new investment management agreement, which became effective December 1, 2005, the Fund and the Portfolio paid CFM an investment management fee calculated daily and paid monthly at an annual rate of 0.05% and 0.10% respectively, of the Fund’s and the Portfolio’s average daily net assets.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s and the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

          During the year ended August 31, 2006, the Fund had an expense limitation in place of 0.05% of the Fund’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA voluntarily waived their fees in the amount of $29,415 and reimbursed expenses in the amount of $315,574.

          The Fund’s Board approved PFPC Inc. (“PFPC”), and Boston Financial Data Services, Inc. (“BFDS”) to serve as co-transfer agents for the Fund, effective January 1, 2006. The principal business offices of PFPC is located at 4400 Computer Drive Westborough, MA 01581 and BFDS is located at 2 Heritage Drive, North Quincy, MA 02171.

CitiSM Institutional Enhanced Income Fund 2006 Annual Report	13

Notes to Financial Statements (continued)

          Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and State Street Bank and Trust Co. acted as the Fund’s sub-transfer agents. For the year ended August 31, 2006, the Fund paid transfer agent fees of $95 to CTB.

          The Fund’s Board appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

          The Fund has adopted a Rule 12b-1 Plan and under that plan the Fund pays a service fee calculated at an annual rate not to exceed 0.10% and 0.25% of the average daily net assets of the Fund attributable to Class I and Class Y, respectively. Distribution fees are accrued daily and paid monthly. As of August 31, 2006, the Fund had not issued any Class Y shares.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Fund from Legg Mason or its affiliates.

          Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June 2006 the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement (see Note 8) commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Fund’s allocable share of benefits under this amendment are $1,270.

          Under the previous Retirement Plan (the “Plan”), all Trustees, who were not “interested persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Trust or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended plans. The maximum retirement benefit is an amount equal to five times the

14	CitiSM Institutional Enhanced Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan were paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.	Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share). Transactions in shares of beneficial interest for Class I were as follows:

	Year Ended August 31, 2006	Period Ended August 31, 2005†

Shares sold	10,011,827	40,529,511
Shares issued on reinvestment	1,273,888	736,749
Shares repurchased	(31,034,139)	(5,000,350)

Net Increase (Decrease)	(19,748,424)	36,265,910

†          For the period September 23, 2004 (commencement of operations) to August 31, 2005.

4.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date
Payable Date	Class I

Daily
9/30/2006	$0.009112

          The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2006	2005†

Ordinary Income	$2,549,589	$1,474,351

†          For the period September 23, 2004 (commencement of operations) to August 31, 2005.

          As of August 31, 2006 the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences (a)	$(283,775)
Unrealized appreciation	92,164

Total accumulated earnings/(losses)–net	$(191,611)

(a)          Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes.

CitiSM Institutional Enhanced Income Fund 2006 Annual Report	15

Notes to Financial Statements (continued)

5.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bid-

16	CitiSM Institutional Enhanced Income Fund 2006 Annual Report

Notes to Financial Statements (continued)

ding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

6.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

CitiSM Institutional Enhanced Income Fund 2006 Annual Report	17

Notes to Financial Statements (continued)

8.	Additional Shareholder Information

The Fund’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

          Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

9.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

          On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

18	CitiSM Institutional Enhanced Income Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
CitiFunds Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Citi Institutional Enhanced Income Fund, a series of CitiFunds Institutional Trust, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from September 23, 2004 (commencement of operations) to August 31, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Institutional Enhanced Income Fund, as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period from September 23, 2004 (commencement of operations) to August 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

CitiSM Institutional Enhanced Income Fund 2006 Annual Report	19

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub- investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed

20	CitiSM Institutional Enhanced Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

          In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board,

CitiSM Institutional Enhanced Income Fund	21

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

including a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

22	CitiSM Institutional Enhanced Income Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Citi Institutional Enhanced Income Fund (the “Fund”) are managed under the direction of the Board of Trustees of Citi Funds Trust III (the “Trust”). Information pertaining to the Trustees and officers of the Trust is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting), (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001; consultant since 1999); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken Legg Mason American 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Tempe-Inland (forest products) (since 2003); Director, Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); former Director, Valcro Energy (petroleum refining) (Since 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002-2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	37	None

CitiSM Institutional Enhanced Income Fund	23

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	37	None

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (maufacturing) (1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

24	CitiSM Institutional Enhanced Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees: Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to (2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor Finance, University of Houston (1977 to 2006)	37	None

Interested Trustee: R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board, Trustee, or Director of 167 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	167	Trustee Consulting Group Capital Markets Fund

CitiSM Institutional Enhanced Income Fund	25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason.	N/A	N/A
	Controller	2002- 2004	Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Wendy S. Setnicka Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

26	CitiSM Institutional Enhanced Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr Gerken is an officer of LMPFA and certain of its affiliates.

CitiSM Institutional Enhanced Income Fund	27

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2006.

Record Date:	Daily	Daily

Payable Date:	September 2005 through December 2005	January 2006 through August 2006

Interest From Federal Obligations	8.69%	6.20%

          The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

90% of the ordinary income distributions paid monthly by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

          Please retain this information for your records.

28	CitiSM Institutional Enhanced Income Fund

Schedule of Investments (August 31, 2006)
INSTITUTIONAL ENHANCED PORTFOLIO

Face Amount	Security	Value

Asset-Backed Securities — 19.7%
$1,763,160	ACE Securities Corp., Series 2006-ASL1, Class A, 5.525% due 9/25/06 (a)	$1,763,160
759,005	Aegis Asset-Backed Securities Trust, Series 2004-5, Class 1A2, 5.664% due 9/25/06 (a)	759,778
1,211,764	Argent Securities Inc., Series 2006-W4, Class A2A, 5.384% due 9/25/06 (a)	1,211,764
2,000,000	Bayview Financial Acquisition Trust, Series 2003-G, Class A1, 5.928% due 9/28/06 (a)	2,002,706
1,017,404	CNH Equipment Trust, Series 2005-A, Class A2, 3.640% due 10/15/06	1,017,042
1,836,735	Countrywide Home Equity Loan Trust, Series 2002-B, Class A1, 5.580% due 9/15/06 (a)	1,837,693
2,100,000	Drivetime Auto Owner Trust, Series 2006-A, Class A2, 5.420% due 6/15/07 (a) (b)	2,100,657
1,814,557	First Franklin Mortgage Loan Asset Backed Certificates, 5.724% due 9/25/06 (a)	1,818,735
1,000,000	GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A, 5.534% due 9/25/06 (a)	1,001,325
	GSAMP Trust: (a)
1,101,138	Series 2006-S2, Class A2, 5.424% due 9/25/06	1,101,138
1,162,125	Series 2006-S3, Class A1, 6.085% due 9/25/06	1,160,582
2,661,221	Series 2006-SEA1, Class A, 5.624% due 9/25/06 (b)	2,661,221
1,063,636	Indymac Home Equity Loan Asset-Backed Trust, Series 2006-H1, Class A, 5.494% due 9/25/06 (a)	1,063,636
	Lehman XS Trust: (a)
1,602,998	Series 2005-2, Class 2A1A, 5.474% due 9/25/06	1,602,844
2,878,731	Series 2006-9, Class A2, 5.574% due 9/25/06	2,877,006
2,860,210	Series 2006-10N, Class 2A2, 5.424% due 9/25/06	2,860,210
968,513	Series 2006-4N, Class A2A, 5.544% due 9/25/06	969,237
397,740	Novastar Home Equity Loan, Series 2003-2, Class A1, 5.629% due 9/25/06 (a)	397,739
2,770,156	RAAC Series, Series 2006-RP2, Class A, 5.574% due 9/25/06 (a)(b)	2,770,156
190,143	Residential Asset Securities Corp., Series 2003-KS1, Class A2, 5.694% due 9/25/06 (a)	190,560
	SACO I Trust: (a)
2,076,622	Series 2005-08, Class A1, 5.604% due 9/25/06	2,076,622
2,140,301	Series 2005-WM2, Class A1, 5.604% due 9/25/06	2,140,301
1,952,444	Series 2006-5, Class 1A, 5.474% due 9/25/06	1,952,444
1,642,492	Series 2006-7, Class A1, 5.515% due 9/25/06	1,642,492
238,351	Specialty Underwriting & Residential Finance, Series 2003-BC3, Class A, 5.674% due 9/25/06 (a)	238,350
1,183,065	Truman Capital Mortgage Loan Trust, Series 2005-1, Class A, 5.754% due 9/25/06 (a)(b)	1,186,587

	Total Asset-Backed Securities	40,403,985

Collateralized Mortgage Obligations — 23.4%
	American Home Mortgage Assets:
3,004,567	Series 2006-3, Class 3A12, 5.590% due 9/25/06 (a)	3,003,882
2,700,000	Series 2006-4, Class 1A12, 5.534% due 9/25/06 (a)	2,700,000
1,061,919	American Home Mortgage Investment Trust, Series 2005-2, Class 5A2, 5.474% due 9/25/06 (a)	1,061,919
1,988,301	Banc of America Mortgage Securities, Series 2003-1, Class 1A5, 5.750% due 9/25/06 (a)	1,981,947

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2006 Annual Report	29

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Collateralized Mortgage Obligations — 23.4% (continued)
	Countrywide Alternative Loan Trust:
$289,649	Series 2004-J13, Class 1A1, 5.624% due 9/25/06 (a)	$289,649
1,745,555	Series 2005-24, Class 4A1, 5.555% due 9/20/06 (a)	1,747,651
1,095,157	Series 2006-0A1, Class 1A1, 5.535% due 9/20/06 (a)	1,095,323
1,113,306	Series 2006-0A1, Class 2A1, 5.535% due 9/20/06 (a)	1,113,475
1,051,405	Series 2006-0A2, Class A5, 5.555% due 9/20/06 (a)	1,051,564
2,962,418	Series 2006-0A11, Class A4, 5.514% due 9/25/06 (a)	2,962,418
2,700,000	Harborview Mortgage Loan Trust, Series 2006-7, Class 2A1A, 5.525% due 9/19/06 (a)	2,700,000
2,639,106	Impac Secured Assets Corp., Series 2005-2, Class A1, 5.644% due 9/25/06 (a)	2,644,653
	Indymac Index Mortgage Loan Trust: (a)
2,178,065	Series 2005-AR2, Class 2A2A, 5.664% due 9/25/06	2,182,961
1,058,750	Series 2005-AR10, Class A1, 5.584% due 9/25/06	1,060,314
	Residential Accredit Loans Inc.: (a)
1,958,594	Series 2003-QA1, Class A1, 5.664% due 9/25/06	1,961,369
870,243	Series 2005-Q03, Class A1, 5.724% due 9/25/06	873,483
2,496,610	Series 2006-Q05, Class 3A1, 5.394% due 9/25/06	2,496,610
828,891	Residential Funding Mortgage Securities II Inc., Series 2006-HI1, Class A1, 5.434% due 9/25/06 (a)	828,891
1,812,479	Structured Asset Mortgage Investments Inc., Series 2003-AR2, Class A1, 5.695% due 9/19/06 (a)	1,812,913
	Thornburg Mortgage Securities Trust: (a)
2,654,122	Series 2005-2, Class A2,5.554% due 9/25/06	2,657,963
2,980,907	Series 2005-3, Class A4, 5.594% due 9/25/06	2,986,231
2,945,722	Series 2006-3, Class A2, 5.429% due 9/25/06	2,945,722
	Washington Mutual Inc.: (a)
2,472,562	Series 2005-AR8, Class 2A1A, 5.614% due 9/25/06	2,476,993
1,429,094	Series 2005-AR13, Class A1A1, 5.614% due 9/25/06	1,432,315
1,094,022	Series 2005-AR15, Class A1A1, 5.584% due 9/25/06	1,096,750
989,111	WMALT Mortgage Pass-Through Certificates, Series 2006-AR1, Class A1A, 5.574% due 9/25/06 (a)	991,069

	Total Collateralized Mortgage Obligations	48,156,065

Commercial Paper (c) — 109.0%
	Albis Capital Corp.:
5,000,000	5.577% due 10/11/06	4,965,401
5,000,000	5.398% due 10/23/06	4,965,402
18,449,000	Arlington Funding Co. LLC, 5.329% due 9/12/06	18,419,010
5,000,000	Aspen Funding Corp., 5.218% due 10/4/06 (b)	4,976,580
10,000,000	Cairn High Grade I LLC, 5.324% due 9/21/06	9,970,556
22,500,000	Carmel Mountain Funding Trust, 5.341% due 9/28/06	22,410,225
	Carrera Capital Financial Ltd.:
5,000,000	5.468% due 10/4/06	4,975,250
10,000,000	5.401% due 2/27/07	9,738,461
5,000,000	Chesham Finance LLC, 5.182% due 10/16/06 (b)	4,968,440
5,000,000	Cheyne Finance LLC, 5.173% due 10/12/06 (b)	4,971,300

See Notes to Financial Statements.

30	Institutional Enhanced Portfolio 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value

Commercial Paper (c) — 109.0% (continued)
$4,000,000	Crown Point Capital Co., 5.552% due 1/12/07	$3,920,440
5,000,000	Cullinan Finance Corp., 5.288% due 11/22/06 (b)	4,938,300
5,000,000	Ebury Finance LLC, 5.236% due 11/16/06 (b)	4,943,350
2,764,000	Fenway Funding LLC, 5.351% due 9/1/06	2,764,000
5,000,000	Ford Credit Floorplan, 5.504% due 10/10/06	4,960,492
5,000,000	Ford Credit Floorplan Motown, Master Owner Trust, Motown Notes, Series 2002-1A, 5.382% due 11/7/06	4,960,493
5,000,000	Halkin Finance LLC, 5.341% due 9/5/06	4,997,045
20,000,000	KKR Atlantic Funding Trust, 5.341% due 9/27/06	19,923,156
4,000,000	Mica Funding LLC, 5.351% due 9/5/06	3,997,632
25,000,000	Mint Li LLC Sec., 5.337% due 9/22/06	24,922,417
20,000,000	Mitten GMAC Mortgage Corp., 5.329% due 9/12/06	19,967,489
8,500,000	Monument Gardens Funding Corp., 5.421% due 9/1/06	8,500,000
10,000,000	Morrigan TRR Funding LLC, 5.330% due 9/15/06	9,979,350
5,000,000	Ormond Quay Funding LLC, 5.364% due 9/7/06	4,995,550
5,000,000	Perry Global Funding LLC, 5.292% due 11/10/06	4,948,150
5,000,000	United Parcel Services America Inc., 5.542% due 7/30/07	4,753,300

	Total Commercial Paper	223,831,789

U.S. Government Agencies — 4.0%
	Federal Home Loan Bank (FHLB):
1,365,000	3.200% due 11/29/06	1,357,791
1,000,000	Series 3, 3.500% due 1/18/07	993,035
5,000,000	Federal Home Loan Mortgage Corp. (FHLMC), 4.050% due 6/28/07	4,950,395
928,007	Federal National Mortgage Association (FNMA), Series 2002-W7, Class A6, 5.584% due 9/25/06 (a)	949,608

	Total U.S. Government Agencies	8,250,829

	TOTAL INVESTMENTS — 156.1% (Cost — $320,715,437#)	320,642,668
	Liabilities in Excess of Other Assets — (56.1)%	(115,260,959)

	TOTAL NET ASSETS — 100.0%	$205,381,709

(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Rate shown represents yield to maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2006 Annual Report	31

Institutional Enhanced Portfolio

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at value (Cost — $320,715,437)	$320,642,668
Interest receivable	175,540

Total Assets	320,818,208

LIABILITIES:
Payable for securities purchased	115,380,757
Investment management fee payable	8,068
Trustees’ fees payable	1,000
Due to custodian	129
Accrued expenses	46,545

Total Liabilities	115,436,499

Total Net Assets	$205,381,709

REPRESENTED BY:
Paid-in capital	$205,381,709

See Notes to Financial Statements.

32	Institutional Enhanced Portfolio 2006 Annual Report

Institutional Enhanced Portfolio

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Interest (Note 1)	$14,251,489

EXPENSES:
Investment management fee (Note 2)	328,272
Legal fees	51,918
Custody fees	29,322
Audit and tax	21,233
Trustees’ fees	12,581
Shareholder reports	3,445
Miscellaneous expenses	6,994

Total Expenses	453,765
Less: Fee waivers and/or expense reimbursements (Note 2)	(295,505)
Fees paid indirectly (Note 1)	(43)

Net Expenses	158,217

Net Investment Income	14,093,272

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(1,055,683)
Change in Net Unrealized Appreciation/Depreciation From Investments	218,116

Net Loss on Investments	(837,567)

Increase in Net Assets From Operations	$13,255,705

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2006 Annual Report	33

Institutional Enhanced Portfolio

Statements of Changes in Net Assets (for the years ended August 31,)

	2006	2005

OPERATIONS:
Net investment income	$14,093,272	$6,020,106
Net realized gain (loss)	(1,055,683)	1,688
Change in net unrealized appreciation/depreciation	218,116	(291,313)

Increase in Net Assets From Operations	13,255,705	5,730,481

CAPITAL TRANSACTIONS:
Proceeds from contributions	551,485,782	709,007,887
Value of withdrawals	(929,400,987)	(148,692,792)

Increase (Decrease) in Net Assets From Capital Transactions	(377,915,205)	560,315,095

Increase (Decrease) in Net Assets	(364,659,500)	566,045,576
NET ASSETS:
Beginning of year	570,041,209	3,995,633

End of year	$205,381,709	$570,041,209

See Notes to Financial Statements.

34	Institutional Enhanced Portfolio 2006 Annual Report

Institutional Enhanced Portfolio

Financial Highlights
For the years ended August 31, unless otherwise noted:

	2006	2005	2004	2003	(1)

Net Assets, End of Year (000s)	$205,382	$570,041	$3,996	$12,928

Total Return(2)	4.07%	2.76%	1.32%	0.69%

Ratios to Average Net Assets:
Gross expenses	0.14%	0.17%	1.15%	1.03	%(3)
Net expenses(5)(6)	0.05 (4)	0.05 (4)	0.10	0.10	(3)
Net investment income	4.30	3.23	1.18	1.28	(3)

Portfolio Turnover Rate	208%	124%	56%	228%

(1)	For the period March 11, 2003 (commencement of operations) to August 31, 2003.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a expense limitation, the ratio of expenses to average net assets of the Portfolio did not exceed 0.05%.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2006 Annual Report	35

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Institutional Enhanced Portfolio (the “Portfolio”), is a separate diversified series of Institutional Portfolio (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2006, all investors in the Portfolio were funds advised by the manager of the fund and/or its affiliates.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Short-term obligation instruments with less than 60 days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. Debt securities are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques.

          (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

          (c) Income Taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction to expenses on the Statement of Operations.

          (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Portfolio’s then investment manager, Citi Fund Management Inc. (“CFM”), previously an

36	Institutional Enhanced Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Portfolio’s investors approved a new investment management contract between the Portfolio and CFM, which became effective on December 27, 2005. An interim management agreement took effect upon the closing of the sale and continued in effect until December 27, 2005.

          Prior to the Legg Mason transaction, the Portfolio paid CFM an investment management fee calculated at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Under a new investment management agreement, which became effective December 27, 2005, the Portfolio paid CFM an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

          Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

          LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Portfolio. The Portfolio’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Portfolio.

          During the year ended August 31, 2006, the Portfolio had a voluntary expense limitation in place of 0.05% of the Portfolio’s average daily net assets.

          During the year ended August 31, 2006, CFM and LMPFA voluntarily waived a portion of their fees in the amount of $295,505.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with Legg Mason, all of whom receive remuneration for their services to the Portfolio from Legg Mason or its affiliates.

          Certain of the officers and one Trustee of the Portfolio are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

          During a special meeting in June 2006 the Portfolio’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

          On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Portfolio) will pay a pro rata share (based upon asset size) of such benefits. As of August 31, 2006, the Portfolio’s allocable share of benefits under this amendment are $6,228.

Institutional Enhanced Portfolio 2006 Annual Report	37

Notes to Financial Statements (continued)

          Under the previous Retirement Plan (the “Plan”), all Trustees, who were not “interested persons” of the Fund, within the meaning of the 1940 Act, were required to retire from the Board as of the last day of the calendar year in which the applicable Trustees attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Portfolio or any of the investment companies associated with CFM and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan were paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payments under the Plan.

3.	Investments

At August 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,330
Gross unrealized depreciation	(93,099)

Net unrealized depreciation	$(72,769)

4.	Federal Income Tax Basis of Investment Securities

The tax cost on investment securities owned at August 31, 2006, for federal income tax purposes, amounted to $320,715,437.

5.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that

38	Institutional Enhanced Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

          The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Portfolio’s Board selected a new transfer agent for the Portfolio. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Portfolio is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

          On December 1, 2005, Ciigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

6.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages,

Institutional Enhanced Portfolio 2006 Annual Report	39

Notes to Financial Statements (continued)

removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, the Portfolio’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Portfolio’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

          Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Portfolio.

8.	Additional Investor Information

The Portfolio’s Board approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking investor approval for those initiatives where investor approval is required. As a result, Portfolio investors will be asked to elect a new Board, approve matters that will result in the Portfolio being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Portfolio as a Maryland business trust, with all funds operating under uniform charter documents. Portfolio investors also will be asked to approve investment matters, including standardized fundamental investment policies.

          Materials describing these matters are expected to be sent to investors later in 2006. If investor approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

40	Institutional Enhanced Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

9.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Portfolio will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

          On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Institutional Enhanced Portfolio 2006 Annual Report	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Institutional Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Institutional Enhanced Portfolio, a series of Institutional Portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from March 11, 2003 (commencement of operations) to August 31, 2003. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Institutional Enhanced Portfolio as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from March 11, 2003 (commencement of operations) to August 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 26, 2006

42	Institutional Enhanced Portfolio 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Portfolio’s Board, including a majority of the Board Members who are not “interested persons” of the Portfolio or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Portfolio and the Manager. The Portfolio’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Portfolio’s prior management agreement with Citi Fund Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

          The Board noted that the Manager will provide administrative and certain oversight services to the Portfolio, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Portfolio. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio. The Board Members noted that the portfolio management team was expected to be the same as then managing the Portfolio.

          The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

          The Board Members also received and considered performance information for the Portfolio as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within the performance information presented for each fund investing in the Portfolio. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Portfolio to the funds included in the Performance Universe. The Board Members noted that they had

Institutional Enhanced Portfolio	43

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

received and discussed with management, at periodic intervals, information comparing the Portfolio’s performance against, among other things, its benchmark.

          The Board Members reviewed and considered the management fee that would be payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager including the fee waiver and/or expense reimbursements arrangements currently in place. Additionally, the Board Members received and considered information comparing the Portfolio’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Portfolio, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Portfolio’s management fee and the Portfolio’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Portfolio under the New Management Agreement and the New Subadvisory Agreement.

          The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Portfolio, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Portfolio and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

          In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received, factors that had been identified and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Portfolio’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

          The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Portfolio’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, includ-

44	Institutional Enhanced Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

ing a majority of the Independent Board Members) was the same as that under the prior management agreement.

          In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Institutional Enhanced Portfolio	45

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 23 through 27 of this report.

46	Institutional Enhanced Portfolio

CitiSM Institutional
Enhanced Income Fund

TRUSTEES Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER
(OF INSTITUTIONAL
ENHANCED PORTFOLIO)
Legg Mason Partners
    Fund Advisor, LLC

SUBADVISER
Western Asset Management
    Company

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

TRANSFER AGENTS
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

CUSTODIAN
State Street Bank and Trust
    Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

CitiSM Institutional Enhanced
Income Fund

The Fund is a separate investment Fund of CitiFunds Institutional Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625,4554, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of CitiSM Institutional Enhanced Income Fund.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

CFS/Ins. EN/806     SR06-156

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Mr. Stephen Randolph Gross, the
Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction
2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated
Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the
Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended August 31, 2006. The aggregate fees billed in the last two fiscal years ending August 31,
2005 and August 31, 2006 (the "Reporting Periods") for professional services rendered for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,250 in 2005 and $72,500 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the
Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $2,500 in 2005 and $912 in 2006. The services consisting of procedures performed in connection with the
Annual Registration Statement filed on Form N-1A on behalf of the CitiFunds Institutional Trust were rendered in 2005. The services consisting of procedures performed in connection with the resignation of PwC as the Registrant’s principal accountant were rendered in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the CitiFunds Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods
(prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by
PwC for tax compliance, tax advice and tax planning ("Tax Services") were $5,900 in 2005 and
$1,763 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of August 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.
There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting
Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney
Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to CitiFunds Institutional Trust requiring pre-
approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule
2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon
Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the
Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the
Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the
Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii)
legal services and expert services unrelated to the audit; and (ix) any other service the Public
Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i)
the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the CitiFunds Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to
Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to CitiFunds Institutional Trust, requiring pre-approval by the Audit Committee for the year ended August 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset
Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of
Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the
Audit Committee.
Non-audit fees billed by PwC for services rendered to CitiFunds Institutional Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to CitiFunds Institutional Trust during the reporting period was $2.7 million for the year ended
August 31, 2005.

Non-audit fees billed by KPMG for services rendered to CitiFunds Institutional Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to CitiFunds Institutional Trust during the reporting period was $75,000 and $0 for the years ended August 31, 2005 and August 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The CitiFunds Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the CitiFunds Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of
1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

CitiFunds Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
CitiFunds Institutional Trust

Date:	November 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
CitiFunds Institutional Trust

Date:	November 9, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
CitiFunds Institutional Trust

Date:	November 9, 2006